UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ORION ENGINEERED CARBONS S.A.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2023 ANNUAL GENERAL MEETING AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

April XX, 2023

Orion Engineered Carbons S.A.
Société anonyme

6, Route de Trèves
L-2633 Senningerberg (Municipality of Niederanven)
Grand Duchy of Luxembourg

Notice of 2023 Annual General Meeting of Shareholders and of an Extraordinary General Meeting of Shareholders

The Annual General Meeting of Shareholders will be held through private deed and convene on
Thursday, June 7, 2023, at 2:00 p.m. CET, at the registered office of the Company at:

6, Route de Trèves
L-2633 Senningerberg (Municipality of Niederanven)
Grand Duchy of Luxembourg

The Extraordinary General Meeting of Shareholders will be held through notarial deed and convene on
Thursday, June 7, 2023, at 4:00 p.m. CET, at the registered office of the Company at:

6, Route de Trèves
L-2633 Senningerberg (Municipality of Niederanven)
Grand Duchy of Luxembourg

The Annual General Meeting and the Extraordinary General Meeting together are referred to as the “General Meetings”.

Dear Shareholders of Orion Engineered Carbons S.A. (“Shareholders”),

The Board of Directors (the “Board of Directors”) of Orion Engineered Carbons S.A., a société anonyme having its registered office at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under registration number B 160558 (the “Company”), convened, in accordance with the provisions of article 10 of the articles of association of the Company, an Annual General Meeting of the Shareholders (the “Annual General Meeting”). You are cordially invited to attend our 2023 Annual General Meeting of Shareholders, which will be held at 2:00 p.m. Central European Time (“CET”) on June 7, 2023, at the Company’s headquarters at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg.

A Notice of Internet Availability of Proxy Materials for the 2023 Annual General Meeting of Shareholders is first being mailed to shareholders on or around April 14, 2023.

The following is the agenda of the Annual General Meeting:

1.	Election of the ten director nominees each for a term ending on the date of the Annual General Meeting of Shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.
2.	Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2022 (Say-on-Pay vote) as disclosed in the proxy statement.
3.	Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2023 and ending on December 31, 2023.
	•	Presentation of the management report by the Board of Directors and the reports of the independent auditor of the Company in relation to the annual accounts and the consolidated financial statements of the Company for the financial year that ended on December 31, 2022.

Orion Engineered Carbons	2023 Proxy Statement	ii

4.	Approval of the annual accounts of the Company for the financial year that ended on December 31, 2022.
5.	Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2022.
6.	Allocation of results of the financial year that ended on December 31, 2022, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 4,777,586.16.
7.	Discharge of the current members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2022.
8.	Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé for the financial year that ended on December 31, 2022.
9.	Appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé, to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2023.
10.	Ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the fiscal year ending on December 31, 2023.
11.	Approval of an amended employee incentive compensation plan (the “2023 Omnibus Equity Plan”).
12.	Approval of an amended non-employee director equity plan (the “2023 Director Equity Plan and together with the Omnibus Equity Plan, the “2023 Equity Plans”).

Dear Shareholders of Orion Engineered Carbons S.A.,

The Board of Directors of the Company, convened, in accordance with the provisions of article 10 of the articles of association of the Company, an Extraordinary General Meeting of the Shareholders (the “Extraordinary General Meeting”). You are cordially invited to attend our 2023 Extraordinary General Meeting of Shareholders, which will be held at 4:00 p.m. Central European Time (“CET”) on June 7, 2023, at the Company’s headquarters at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg.

A Notice of Internet Availability of Proxy Materials for the 2023 Extraordinary General Meeting of Shareholders is first being mailed to shareholders on or around April 14, 2023.

The following is the agenda of the Extraordinary General Meeting:

1.	Renewal of the Company’s authorized share capital pursuant to article 6 of the Company’s articles of association for a period of five years starting from the date of this Extraordinary General Meeting with the authorization to the Board of Directors to issue respective common shares or other instruments that give access to common shares with or without reserving a preferential right to subscribe for such newly issued shares or instruments to existing holders of shares and respective amendment of article 6 of the Company’s articles of association.
2.	Change of the name of the Company from Orion Engineered Carbons S.A. to Orion S.A. and respective amendment of article 1 of the Company’s articles of association.

Procedures for Voting and Attendance for each of the General Meetings

The Company urges each Shareholder to cast its vote at the General Meetings by completing, signing, dating and returning the respective proxy made available by the Company for use at the respective General Meeting in accordance with the instructions below.

Only holders of record of the Company’s common shares (the “Common Shares”) outstanding on April 6, 2023, at 11:59 P.M. CET (the “Record Date”) are entitled to attend and vote at either General Meeting.

As of March 24, 2023, the Company had 59,535,861 Common Shares issued and outstanding. Each Shareholder is entitled to one vote for each Common Share held of record by such Shareholder as of the Record Date, on each matter submitted to a vote at the General Meetings. All Common Shares represented by proxy for the General Meetings duly executed and received by voting via telephone and internet until May 30, 2023, 11:59 P.M. EST (May 30, 2023 5:59 A.M. CET), and by voting via hard copy ballots until May 31, 2023, 12:00 P.M. (noon) EST (May 31, 2023 6:00 P.M. CET) (the “Voter Deadline”) will be voted at either General Meeting in accordance with the terms of the respective proxy. If any other item is properly added to the agenda for either General Meeting under the Company’s articles of association or Luxembourg law, proxies for such General Meetings will be voted in accordance with the best judgment of the proxyholders. Generally, only the items appearing in the convening notice and agenda for each General Meeting can be voted on at the respective General Meeting. A Shareholder may revoke a proxy for each General Meeting by (i) submitting a document revoking it prior to the Voter Deadline, (ii) submitting a duly executed proxy bearing a later date prior to the Voter Deadline, or (iii) attending such General Meeting and voting in person.

You may cast your vote at the respective General Meeting by marking, signing and dating the respective proxy card for the General Meeting and returning the respective proxy cards in the enclosed envelope (postage within the United States paid; or in another

Orion Engineered Carbons	2023 Proxy Statement	iii

envelope, postage to be paid), to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219-9821 U.S.A. Proxy cards that are mailed must be received by American Stock Transfer & Trust Company, LLC at the above address by the Voter Deadline. No postage is required for mailing of the enclosed envelope in the United States. The Company will bear the cost of soliciting proxies with respect to the matters to be voted on at the General Meetings.

You may also cast your vote over the Internet, at www.proxyvote.com (beneficial shareholders) or www.voteproxy.com (registered shareholders), or by telephone, by following the instructions on your proxy card or the instructions that you received by e-mail from the Company. If you plan to vote over the Internet or by telephone, your votes must be received no later than the Voter Deadline to allow sufficient time to tabulate the votes prior to the start of the respective General Meeting.

Shareholders may also vote in person at each General Meeting. All shareholders must present valid government- issued photo identification to vote at the respective meeting. If your shares are held by a bank or broker, you must also obtain and present a “legal proxy” from the holder of record to vote at the respective General Meeting. For specific instructions, please refer to the respective proxy card, notice or e-mail notification you receive. Admittance of shareholders to the General Meetings and acceptance of written voting proxies will be governed by Luxembourg law.

Even if you plan to attend a General Meeting, we recommend that you vote your shares in advance of such General Meeting in one of the manners available to you so that your vote will be counted if you later are unable to attend such General Meeting.

If you hold your Common Shares through a bank, brokerage firm or other agent and do not give instructions to your bank, brokerage firm or other agent as to how your Common Shares should be voted at either General Meeting, the Common Shares that you hold through a bank, brokerage firm or other agent will not be voted at the General Meetings on Proposals 1 through 8, as well as 11 or 12 of the Annual General Meeting, or on Proposals 1 and 2 at the Extraordinary General Meeting.

The Company therefore urges all shareholders who hold their Common Shares through a bank, brokerage firm or other agent to promptly provide voting instructions in accordance with the procedures of their bank, brokerage firm or other agent. Your ability to vote over the Internet or by telephone depends on the voting procedures of your bank or broker or other agent.

Directors, executive officers and employees of the Company may solicit proxies in person or by mail, telephone or e-mail, but will not receive any additional compensation for these services. The Company may reimburse brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Common Shares. The Company may retain a proxy solicitation firm to assist in the solicitation of proxies for the General Meetings.

Each Shareholder of record who holds one or more Common Shares on the Record Date will be admitted to participate and vote in the General Meetings. A holder of Common Shares held through an operator of a securities settlement system or recorded as book-entry interests in the accounts of a professional depositary who wishes to attend one or both General Meetings should receive from such operator or depositary a certificate certifying (i) the number of Common Shares recorded in the relevant account on the Record Date and (ii) that such Common Shares are blocked until the closing of the respective General Meeting. The certificate should be submitted to the Company no later than the Voter Deadline. If you plan to attend one or both General Meetings, you are kindly requested to notify the Company thereof in writing and provide your name, address and telephone number and any other necessary materials before the Voter Deadline by post to the registered office of the Company located at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, or by e-mail to investor-relations@orioncarbons.com.

The Annual General Meeting will also be held by teleconference, in addition to the physical location, at 2:00 p.m. CET on June 7, 2023. The Extraordinary General Meeting will also be held by teleconference, in addition to the physical location, at 4:00 p.m. CET on June 7, 2023. The dial-in information for participation in the General Meetings by teleconference will be published on our website at https://investor.orioncarbons.com/financials/Proxy-Statements/default.aspx one week prior to the date of the General Meetings. You may ask questions to the Board of Directors until 11:59 p.m. CET on May 30, 2023 by sending an e-mail to investor-relations@orioncarbons.com together with a proof of shareholding. The Board of Directors will respond at the General Meetings to questions duly submitted by shareholders. It will not be possible to raise questions and vote shares during the meetings if you participate via teleconference, and we encourage you therefore to vote your common shares prior to the General Meetings.

You are not entitled to appraisal or dissenters’ rights for any matter being voted on at the General Meetings.

Right to Add Items to the Agenda of the General Meetings and to Table Draft Resolutions

One or more shareholders of record holding at least 10% of the outstanding Common Shares (excluding, for the avoidance of doubt, any Common Shares repurchased by the Company) may add items to the agenda of the General Meetings, provided that each such item is accompanied by a justification or a draft resolution to be adopted in the General Meetings. If you plan to add items to the agenda of the General Meetings, you must notify the Company thereof in writing and provide your name, address and telephone number by registered mail to the registered office the Company located at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, or by e-mail to investor-relations@orioncarbons.com. Your request must be received by the Company no later than May 30, 2023.

Orion Engineered Carbons	2023 Proxy Statement	iv

Quorum/Majority

The Annual General Meeting will deliberate validly regardless of the number of Common Shares present or represented by proxy.

Resolutions will be adopted by a simple majority of the votes validly cast at the Annual General Meeting.

The Extraordinary General Meeting will only deliberate validly if at least half of the share capital is present or represented. Should the quorum requirement of half of the share capital not be met, then in accordance with article 12 of the Company’s articles of association, a second extraordinary general meeting of Shareholders may be convened, by means of notices published twice, with at least a fifteen (15) days interval and with the second notice to be published at least fifteen (15) days before the meeting. The second extraordinary general meeting shall validly deliberate regardless of the proportion of the capital represented.

At the Extraordinary General Meeting, resolutions will be adopted by a majority of at least two-thirds of the votes validly cast at the meeting.

Documents

Copies of the full and unabridged text of the documents to be submitted at the General Meetings together with draft resolutions proposed pursuant to the respective agenda of the General Meetings will be made available on the Company’s website or may be requested in writing by post to Orion Engineered Carbons S.A. 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, or by e-mail to investor-relations@orioncarbons.com.

BY ORDER OF THE BOARD OF DIRECTORS

Dr. Christian Eggert
Secretary of the Company
Senningerberg, April 7, 2023

Orion Engineered Carbons	2023 Proxy Statement	v

Your Vote is Important

Instructions for submitting your proxy are provided in the respective Notice of Internet Availability of Proxy Materials, the Proxy Statement and the respective proxy card. It is important that your Common Shares be represented and voted at each of the Annual General Meeting and at the Extraordinary General Meeting. Please submit your proxy by completing the respective proxy card. You may revoke your proxy at any time prior to its exercise at the Annual General Meeting and/or the Extraordinary General Meeting. Please do not return the respective proxy card if you are voting through the Internet or by telephone.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting and the Extraordinary General Meeting, each to be Held on June 7, 2023:

Information and materials concerning the Annual General Meeting and the Extraordinary General Meeting are available on the Investor Relations section of our website at https://investor.orioncarbons.com/financials/Proxy-Statements/default.aspx. The information and materials available online comprise:

•	Convening Notice of the Annual General Meeting of Shareholders
•	Convening Notice of the Extraordinary General Meeting of Shareholders
•	Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (as amended)
•	Proxy Card for the Annual General Meeting of Shareholders
•	Annual Report for the fiscal year ended December 31, 2022
•	Annual Accounts for the fiscal year that ended December 31, 2022
•	Consolidated Financial Statements and Independent Auditor’s Report as of December 31, 2022
•	2023 Omnibus Equity Plan
•	2023 Director Equity Plan
•	Report by the Board of Directors to the shareholders meeting in connection with the renewal of the Company’s authorized share capital
•	Proxy Card for the Extraordinary General Meeting of Shareholders
•	Draft of the amended Articles of Association of the Company

Orion Engineered Carbons	2023 Proxy Statement	vi

Orion Engineered Carbons	2023 Proxy Statement	vii

Orion Engineered Carbons S.A. 2023 Annual General Meeting of Shareholders

Proxy Statement

Information Concerning Voting and Solicitation

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Orion Engineered Carbons S.A. (the “Company” or “we”) for use at the Company’s 2023 Annual General Meeting of Shareholders (the “Annual General Meeting”) to be held at the Company’s headquarters located at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg on June 7, 2023, at 2:00 p.m. (Central European Time), and any adjournment thereof.

On or about April 14, 2023, we will mail to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement (the “Proxy Statement”) and the annual accounts prepared in accordance with generally accepted accounting principles in Luxembourg (“Lux GAAP”) for the year ended December 31, 2022 and our consolidated financial statements prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) for the year ended December 31, 2022 as well as our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

The Notice of Internet Availability of Proxy Materials will also contain instructions on how you can receive a paper copy of the proxy materials. Our 2022 stand-alone accounts, consolidated accounts and Annual Report on Form 10-K, Notice of Internet Availability of Proxy Materials and the proxy card are first being made available online on or around April 14, 2023.

Questions and Answers About the Meeting and Voting

What proposals are scheduled to be voted on at the Annual General Meeting and what is the recommendation of the Board on each of the proposals scheduled to be voted on at the Annual General Meeting?

Shareholders will be asked to vote on the following proposals:

Proposals

NUMBER DESCRIPTION
1

Election of the ten director nominees each for a term ending on the date of the Annual General Meeting of Shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.

The Board recommends that you vote “FOR” the election of each of the ten director nominees.

2

Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2022 (Say-on-Pay vote) as disclosed in the Proxy Statement.

The Board recommends that you vote “FOR” the approval of the named executive officers’ compensation.

3

Approval of the compensation paid to the Board of Directors of the Company for the period commencing on January 1, 2023 and ending on December 31, 2023.

The Board recommends that you vote “FOR” the approval of the compensation paid to the Board of Directors of the Company for the period commencing on January 1, 2023 and ending on December 31, 2023.

Orion Engineered Carbons	2023 Proxy Statement	1

4

Approval of the annual accounts of the Company for the financial year that ended on December 31, 2022.

The Board recommends that you vote “FOR” the approval of the annual accounts of the Company for the financial year that ended on December 31, 2022.

5

Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2022.

The Board recommends that you vote “FOR” the approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2022.

6

Allocation of results of the financial year that ended on December 31, 2022, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 4,777,586.16.

The Board recommends that you vote “FOR” the proposed allocation of results of the financial year that ended on December 31, 2022, and the approval of the interim dividend declared.

7

Discharge of the current members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2022.

The Board recommends that you vote “FOR” the discharge of the current members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2022.

8

Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé for the financial year ended on December 31, 2022.

The Board recommends that you vote “FOR” the discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé during the financial year that ended on December 31, 2022.

9

Appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2023.

The Board recommends that you vote “FOR” the appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2023.

10

Ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the fiscal year ending on December 31, 2023. The Board recommends that you vote “FOR” the appointment Ernst & Young LLC as the Company’s independent registered public accounting firm for all matters not required by Luxembourg law during the fiscal year ending on December 31, 2023.

The Board recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the fiscal year ending on December 31, 2023.

11	Approval of an amended employee incentive compensation plan (the “Omnibus Equity Plan”). The Board recommends that you vote “FOR” the approval of the Omnibus Equity Plan.
12	Approval of an amended non-employee director plan (the “Director Equity Plan”). The Board recommends that you vote “FOR” the approval of the Director Equity Plan.

Orion Engineered Carbons	2023 Proxy Statement	2

We are not aware of any other business to be brought before the Annual General Meeting. If any additional business is properly brought before the Annual General Meeting, proxies will be voted on those matters in accordance with the best judgment of the person or persons acting under the proxies.

How many votes are needed to approve the proposals and what is the effect of broker non-votes, abstentions or withheld votes?

As of March 24, 2023, the Company had 59,535,861 Common Shares issued and outstanding. Each Common Share is entitled to one vote on each matter brought before the Annual General Meeting.

Unless otherwise required by applicable law or by the articles of association of the Company, resolutions at the Annual General Meeting are adopted by a simple majority of the votes validly cast. Therefore, each proposal made herein can be approved by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting.

Abstentions, broker non-votes (see below) and nil votes will not be taken into account. A nil vote under Luxembourg law means a vote that does not show clearly the intention of the shareholder to cast a vote for, against or to abstain with regard to a specific resolution.

Who can vote at the Annual General Meeting?

Shareholders as of the Record Date for the Annual General Meeting are entitled to vote at the Annual General Meeting. As of March 24, 2023, the Company had 59,535,861 Common Shares issued and outstanding.

Shareholder of Record: Common Shares Registered in Your Name

If on the Record Date your Common Shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, then you are considered the shareholder of record with respect to those Common Shares.

As a shareholder of record, you may vote at the Annual General Meeting or vote by proxy. Whether or not you plan to attend the Annual General Meeting, we urge you to vote over the Internet, by telephone or by filling out and returning the proxy card.

Beneficial Owner: Common Shares Registered in the Name of a Broker or Nominee

If on the Record Date, you hold your Common Shares through a bank, brokerage firm or other agent and do not give instructions to your bank, brokerage firm or other agent as to how your Common Shares should be voted at the Annual General Meeting, the Common Shares that you hold through a bank, brokerage firm or other agent will not be voted on Proposals 1 through 8 and 11 and 12. The Company therefore urges all shareholders who hold their Common Shares through a bank, brokerage firm or other agent to promptly provide voting instructions in accordance with the procedures of their bank, brokerage firm or other agent.

How do I vote?

If you are a shareholder of record, you may:

•	vote in person—we will provide a ballot to shareholders who attend the Annual General Meeting and wish to vote in person;
•	vote by telephone in advance of the Annual General Meeting;
•	vote by traditional mail—if you request a paper proxy card, simply complete, sign and date the proxy card then follow the instructions on the proxy card; or
•	vote via the Internet—follow the instructions on the Notice of Internet Availability or proxy card and have the Notice of Internet Availability or proxy card available when you access the internet website.

All Common Shares represented by proxy for the Annual General Meeting duly executed and received by the Voter Deadline will be voted at the Annual General Meeting in accordance with the terms of the proxy. This includes votes submitted via the Internet or by telephone. Submitting your proxy, whether via the Internet, telephone or by mail if you requested a paper proxy card, will not affect your right to vote at the Annual General Meeting if you were a shareholder of record as of the close of business on April 6, 2023, and should you decide to attend the Annual General Meeting and vote your shares at the Annual General Meeting. If you decide to vote in person at the Annual General Meeting, your previous proxy will be revoked and become void.

If you are not a shareholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your Common Shares.

Your vote is important. Whether or not you plan to attend the Annual General Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the Annual General Meeting if you have already voted by proxy.

How do I revoke my proxy?

A Shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to the Secretary of the Company or by delivering a later-dated proxy or by voting in person at the Annual General Meeting.

Orion Engineered Carbons	2023 Proxy Statement	3

What is the quorum requirement for the Annual General Meeting?

There is no quorum requirement. The Annual General Meeting will proceed regardless of the number of Common Shares present or represented by proxy.

What are broker non-votes?

Broker non-votes occur when Common Shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the Common Shares.

Broker non-votes have no effect on the matters voted upon. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your Common Shares will not be authorized to vote on Proposals 1 through 8 as well as Proposals 11 and 12 (broker non-vote). The appointment of the independent auditor (Proposal 9) and the ratification of the appointment of the independent registered public accounting firm (Proposal 10) are considered to be routine matters and, accordingly, if you do not instruct your broker, bank or other nominee on how to vote the Common Shares in your account for Proposal 9 or Proposal 10, brokers will be permitted to exercise their discretionary authority to vote for the appointment of the independent auditor and the ratification of the appointment of the independent registered public accounting firm. We encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual General Meeting.

What if I return a proxy card but do not make specific choices?

All proxies will be voted in accordance with the instructions specified on the proxy card.

If you do not vote and you hold your Common Shares through a broker, bank or other nominee and your broker, bank or other nominee does not have discretionary power to vote your shares, your Common Shares may constitute “broker non- votes” (as described above). Voting results will be tabulated and certified by the inspector of elections appointed for the Annual General Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, on or about April 14, 2023, the Company will mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability and at https://investor.orioncarbons.com/financials/Proxy-Statements/ default.aspx. The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the notice, then you will not receive a paper copy of the proxy materials unless you request one. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help the environment and reduce costs to the Company associated with the physical printing and mailing of proxy materials.

How can I get electronic access to the proxy materials?

The Notice of Internet Availability will provide you with instructions regarding how to use the Internet to:

•	View the Company’s proxy materials for the Annual General Meeting; and
•	Instruct the Company to send future proxy materials to you by e-mail.

The Company’s proxy materials are also available at https://investor.orioncarbons.com/financials/Proxy-Statements/ default.aspx. This website address is included for reference only. The information contained on the Company’s website is not incorporated by reference into this proxy statement.

Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Who is paying for this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. Proxies may be solicited on behalf of the Company by our directors, officers, employees or agents in person or by telephone or other electronic means. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our Common Shares. We have not retained an outside proxy solicitation firm to assist us with the solicitation of proxies.

Orion Engineered Carbons	2023 Proxy Statement	4

Directors’ Qualifications,
Attributes, Skills and
Experience

10/10

Social Governance

5/10

Past/Present CEO

3/10

Past/Present CFO

6/10

Past/Present Operations Leader

3/10

Past/Present IT Leader

7/10

Financial Expert

9/10

Financing/Capital Markets

3/10

Chemical Technology

10/10

Risk Management

5/10

Human Capital

10/10

Corporate Governance

4/10

Legal/Regulatory

4/10

Other Public Company Director

4/10

Marketing

8/10

Industry Expertise

3/10

Cybersecurity Governance

8/10

M&A

10/10

EHS

3/10

R&D & Innovation

2/10

Veteran

BOARD OF DIRECTOR NOMINEES

CURRENT DIRECTOR | U.S. CITIZEN Anthony L. Davis, 54 INDEPENDENT | Director since: July 1, 2022 CEO and CIO at Inherent Group OTHER BOARDS: Achievement First, Ceres, Examity, Inherent Foundation

CURRENT DIRECTOR  |  U.S. CITIZEN

Kerry Galvin, 62

INDEPENDENT | Director since: August 2018

Retired General Counsel of AXIP Energy Services LP
and previously Lyondell Chemical Company

OTHER BOARDS: American Corporate Counsel Association, formerly the Alumni Association of The University of Michigan and

The Georgetown University Board of Regents

CURRENT DIRECTOR  |  U.S. CITIZEN

Paul Huck, 73

INDEPENDENT | Director since: July 2014

Retired Chief Financial Officer of Air Products and Chemicals

OTHER BOARDS: St. Luke’s University Hospital Network and formerly NewPage Corporation and AdvanSix

CURRENT DIRECTOR  |  U.S. CITIZEN

Mary Lindsey, 67

INDEPENDENT | Director since: July 2020

Retired Chief Financial Officer of Commercial Metals Company

OTHER BOARDS: Audit Committee Chair at Lindsay Corporation and Methode Electronics, Inc.

CURRENT DIRECTOR  |  FRENCH CITIZEN

Didier Miraton, 64

INDEPENDENT | Director since: July 2014

President of Consulting Firm, LA Combe SAS, former Managing Partner of Michelin

OTHER BOARDS: Formerly Vilmorin Clause & Cie SA

Orion Engineered Carbons	2023 Proxy Statement	5

CURRENT DIRECTOR   |   U.S. CITIZEN

Yi Hyon Paik, 67

INDEPENDENT   |   Director since: July 2020

Operating Partner at ACE Equity Partners, Retired President and Chief Strategy Officer of Samsung SDI Company

OTHER BOARDS: Versum Materials, Inc. until 2016

CHIEF EXECUTIVE OFFICER, CURRENT DIRECTOR | U.S. CITIZEN Corning F. Painter, 60 NON-INDEPENDENT | Director since: September 2018 CEO of Orion Engineered Carbons OTHER BOARDS: None

CURRENT DIRECTOR, CHAIRMAN  |  U.S. CITIZEN

Dan F. Smith, 77

INDEPENDENT   |   Director since: July 2014

Retired Chairman, President and Chief Executive Officer of Lyondell Chemical Company

OTHER BOARDS: Magnolia Oil & Gas Corporation and formerly Northern Tier Energy LLC and Nexeo Solutions, Inc.

CURRENT DIRECTOR   |   GERMAN CITIZEN

Hans-Dietrich Winkhaus, 85

INDEPENDENT   |   Director since: July 2014

Retired Chief Executive Officer of Henkel KGaA

OTHER BOARDS: Formerly Deutsche Telekom AG (Chair), Schwarz Pharma AG (Chair), BMW AG, Lufthansa AG, ERGO AG, Degussa AG and Galeria Kaufhof AG

CURRENT DIRECTOR   |   LUXEMBOURG CITIZEN

Michel Wurth, 69

INDEPENDENT   |   Director since: July 2020

Retired Senior Executive Vice President and Member of the Group Management Board of ArcelorMittal

OTHER BOARDS: ArcelorMittal Luxembourg (Chair), ArcelorMittal S.A. (non-independent), Council of the Luxembourg Central Bank, formerly Luxembourg Chamber of Commerce (Chair) and Union des Entreprises Luxembourgeoises (Chair)

DIRECTOR NOMINEE
TENURE

4.6 Years

0-4 Years:	●●●●●●
5-9 Years:	●●●●

DIRECTOR NOMINEE
DIVERSITY

4	Ethnic Minorities Based on Country of Origin
2	Women
2	U.S. Veterans
1	Ethnic Minority Based on U.S. EEOC Classification

DIRECTOR NOMINEE
INDEPENDENCE

●●●●●●●●●●○

9	Independent
1	Non-Independent

Orion Engineered Carbons	2023 Proxy Statement	6

PROPOSAL 1

Election of Directors

All ten director nominees are current directors of the Board. Each director nominee presented below, if elected, will serve as a director until the next Annual General Meeting of shareholders and until such director’s successor is duly elected and qualified or, if earlier, such director’s death, resignation or removal. All of the nominees listed below have given their consent to be named as nominees for election and have indicated their intention to serve if they are elected. Following the 2023 Annual General Meeting, the Board will remain fully independent except for our CEO, Mr. Painter. The Board does not anticipate that any of the nominees will be unable to serve as a director, but in the event that any nominee is unable to serve as a director or should otherwise become unavailable before the 2023 Annual General Meeting, the Board may either propose an alternate nominee, in which case the proxies will be voted for the alternative nominee unless directed to withhold from voting, or the Board may elect to reduce the size of the Board.

Director Nominees

Our Board believes that it is necessary for each of our directors to possess qualities such as integrity and honesty, attributes and skills that contribute to a diversity of views and perspectives among the directors and enhance the overall effectiveness of the Board. The ability and willingness to commit adequate time and attention to Board and Committee activities, and the fit of the individual’s skills and personality with those of other directors are additional key criteria for Board membership.

As described under “Corporate Governance and Director Independence – Selection and Evaluation of Director Candidates,” our Nominating, Sustainability and Governance Committee considers all factors it deems relevant when evaluating prospective candidates or current board members for nomination to our Board, as prescribed in the committee’s charter. Candidates brought to the attention of the Nominating, Sustainability and Governance committee by shareholders are evaluated with the same criteria. All of our directors bring to the Board leadership experience derived from past and present service. There are no family relationships between our directors and executive officers of the Company, and no legal proceedings adverse to the Company are pending in which directors are involved as a party or otherwise.

The directors bring a diversity of views and perspectives derived from their individual experiences working in a range of industries and occupations, which provides our Board, as a whole, with the skills and expertise that reflect the needs of the Company.

Certain individual experiences, qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the biographies set forth below.

BIOGRAPHIES OF DIRECTOR NOMINEES

CURRENT DIRECTOR   |   U.S. CITIZEN   |   Board member since July 2022

Anthony L. Davis, 54

Mr. Davis, age 54, currently serves as the CEO and CIO of Inherent Group, an investment management firm focused on the equity and credit markets that uses ESG factors to source and underwrite investments. Mr. Davis founded Inherent Group in 2015, and has held these roles since.

Prior to Inherent Group, Mr. Davis was the co-founder and President of Anchorage Capital Group and served as a Portfolio Manager for all the domestic and offshore funds managed by the firm. From 2010 through 2015, he was the President of Anchorage Capital Europe based in London. Prior to Anchorage, Mr. Davis worked in the Fixed Income, Currency and Commodities division of The Goldman Sachs Group.

Mr. Davis received his Bachelor of Science degree from Brigham Young University, a Master of Business Administration (MBA) degree from The Wharton School of the University of Pennsylvania, and a Master of Arts degree from The Lauder Institute at the University of Pennsylvania.

Mr. Davis complements the Board’s expertise in particular in the ESG field and with respect to financial management and further adds an investor perspective to the Board.

Orion Engineered Carbons	2023 Proxy Statement	7

BIOGRAPHIES OF DIRECTOR NOMINEES

CURRENT DIRECTOR   |   U.S. CITIZEN   |   Board member since August 2018

Kerry Galvin, 62

Ms. Galvin, age 62, has been an attorney for 36 years, including 27 years as in-house counsel. She spent 18 years (1990-2008) at Lyondell Chemical Company, a publicly listed global chemical company in the Fortune 200, including the last eight years as executive officer and General Counsel. Later, she became an executive officer and General Counsel at Axip Energy Services LP, a privately held oil field services company, from 2010 to 2015. She then served as a consultant to Axip from 2015 through 2016.

Ms. Galvin has been a board member of the American Corporate Counsel Association, and a former board member of the Alumni Association of the University of Michigan and The Georgetown University Board of Regents.

She earned a Bachelor of Science degree in foreign service from Georgetown University and a Juris Doctor from the University of Michigan.

Ms. Galvin brings to the Board over 35 years of experience in managing legal and compliance matters and working extensively in corporate finance, securities law and corporate governance, including advising boards of directors and serving as an executive officer at a public company. Ms. Galvin has also managed human resources, compliance, HSE, risk management, public relations and government affairs functions.

CURRENT DIRECTOR   |   U.S. CITIZEN   |   Board member since July 2014

Paul Huck, 73

Mr. Huck, age 73, was the Chief Financial Officer of Air Products and Chemicals, a publicly listed global industrial gas and chemicals company, from 2004 until his retirement in 2013.

Prior to being Air Products and Chemicals CFO, he served as their Corporate Controller from 1994 until 2004. Mr. Huck joined Air Products and Chemicals in 1979 as a Financial Analyst and held various positions, including Manager of Project Control, Controller of the equipment division, Controller of the chemicals group, and Controller of the environmental and energy systems group. Before joining Air Products and Chemicals, Mr. Huck served as an officer in the U.S. Navy.

Since retirement in 2013, Mr. Huck served on the Boards of AdvanSix, Inc. and NewPage Corporation. He also served on various non-profit boards. Currently Mr. Huck is a member of the board of directors of St. Luke’s University Hospital Network in Bethlehem, Pennsylvania.

Mr. Huck holds a Bachelor of Science degree in mathematics from the United States Naval Academy and a Master of Business Administration (MBA) degree from the Johnson Graduate School of Management at Cornell University.

Mr. Huck brings to the Board over 30 years of leadership, financial and accounting experience in the chemicals industry, as well as extensive experience with regulated industries, operations/HSE and sustainability, and serving as an executive officer at a public company.

Orion Engineered Carbons	2023 Proxy Statement	8

CURRENT DIRECTOR   |   U.S. CITIZEN   |   Board member since July 2020

Mary Lindsey, 67

Ms. Lindsey, age 67, served as Chief Financial Officer of Commercial Metals Company, a publicly listed global manufacturer and recycler of steel and other metals, from 2016 until her retirement in 2019.

Ms. Lindsey joined the Commercial Metals Company in 2009 as Vice President-Tax. She was appointed Vice President-Tax and Investor Relations in 2015, Vice President and Chief Financial Officer in 2016 and Senior Vice President and Chief Financial Officer in 2017. Previously, Ms. Lindsey spent twenty years at The Timken Company starting as a Corporate Attorney and then moving into various roles, including business strategy, until her promotion to Vice President, Tax and Tax Counsel before departing in 2005.

Ms. Lindsey currently serves as a Director and chair of the Audit Committee of Lindsay Corporation, a provider of water management and road infrastructure products and services and as a Director and Chair of the Audit Committee of Methode Electronics, Inc. (NYSE: MEI), a global developer of custom engineered and application specific products.

Ms. Lindsey has a Bachelor of Arts degree in Russian and Political Science from the State University of New York, a Juris Doctor degree from the State University of New York at Buffalo, as well as a Master of Law (LL.M.) degree in Taxation from Case Western University.

Ms. Lindsey brings to the Board extensive experience in financial, accounting and tax matters and she served as an executive officer.

CURRENT DIRECTOR   |   FRENCH CITIZEN   |   Board member since July 2014

Didier Miraton, 64

Mr. Miraton, age 64, is currently a professor in the MBA program at the Collège des Ingénieurs (CDI) in Paris. He also is a member of the supervisory board of the French private companies Thea Holding and Segula Holding and is the appointed president of the consulting firm La Combe SAS in 2016 Mr. Miraton holds also supervisory board membership positions at six French start-up companies, Khéoos since 2022, Biotyfood since 2021, TrustInSoft since 2019, Glowbl since 2020, Adionics since 2020, and Cardiorenal since 2018.

From 2007 to 2011, Mr. Miraton served as Managing Partner of Michelin, the second largest publicly listed global tire manufacturer. Previously, as member of the Michelin Group Executive Council, he acted as president of Michelin’s worldwide Research & Technology group and as the supervisor of the Group’s industrial policy.

From 2012 to 2013, Mr. Miraton was appointed as CEO of Pierre Fabre, a French multinational pharmaceutical and cosmetics company, and acted as an independent Director of Vilmorin Clause & Cie SA from November 2007 until 2015. Mr. Miraton also held the CEO position of Almérys SAS, a French information technology company operating in the health insurance data sphere, from 2013 until 2015.

Mr. Miraton received a civil engineering degree from the École Nationale des Ponts-et-Chaussées.

He brings to the Board a strong experience in the fields of Industry, Lean Manufacturing, R&D and Innovation, as well as Information Technology and adds significant experience in global management of industrial companies.

Orion Engineered Carbons	2023 Proxy Statement	9

CURRENT DIRECTOR   |   U.S. CITIZEN    |   Board member since July 2020

Yi Hyon Paik, 67

Dr. Yi Hyon Paik, age 67, is an Operating Partner at Ace Equity Partners since 2020.

Previously, he served as President and Chief Strategy Officer of Samsung SDI Company, a publicly listed South Korean producer of lithium-ion batteries and electric materials, from 2014 to 2016. Prior to Samsung SDI, he was the Executive Vice President and Head of the Electronic Materials Business at Samsung Cheil Industries from 2010 to 2013. From 2009 to 2010, Dr. Paik worked at the Dow Chemical Company as its Business Group Vice President and Head of Electronic Materials Business. Before Dow Chemical, he served at Rohm and Haas as Business Group Vice President and President of Electronic Materials Business.

Dr. Paik also was a Board member of Versum Materials, Inc. from 2016 until the company was acquired by Merck KGaA in 2019.

Dr. Paik earned a Bachelor of Arts and a Master of Science degree in Chemistry from Seoul National University, a Doctor of Philosophy (Ph.D.) degree in Chemistry at the University of Pittsburgh and was a Postdoctoral Fellow at Columbia University.

Dr. Paik brings to the Board extensive leadership experience in multi-national companies, the electronic materials industry, and the energy storage industry. He served as an executive officer in a public company and also provides experience in research and development, strategic planning and global business expertise with a deep technical understanding.

CURRENT DIRECTOR   |   U.S. CITIZEN   |   Non-independent Board member since September 2018

Corning F. Painter, 60

Mr. Painter, age 60, became the CEO of Orion Engineered Carbons group in September 2018. He is responsible for setting strategy and policy, developing leadership talent, meeting customer and shareholder commitments, and setting company culture.

Prior to joining Orion, Mr. Painter was the Executive Vice President for Industrial Gases at Air Products and Chemicals, a publicly listed global industrial gas company, from 2014 until 2018. From 2013 to 2014, he served as Air Products’ Senior Vice Present of Merchant Gases. Mr. Painter joined Air Products in 1984 as a participant in a career development program and held various positions including Vice President, Global Electronics, Senior Vice President, Corporate Strategy and Technology, and Senior Vice President Supply Chain (operations, engineering, procurement, safety). He was based overseas in Asia and Europe for ten years.

Mr. Painter has served on numerous non-profit boards. He is a Certified Professional Engineer and holds a Bachelor of Science degree in chemical engineering degree from Carnegie Mellon University.

Mr. Painter brings to the board in-depth knowledge of the company, and the global chemicals business.

Orion Engineered Carbons	2023 Proxy Statement	10

CURRENT DIRECTOR, CHAIRMAN   |   U.S. CITIZEN   |   Board member since July 2014

Dan F.Smith, 77

Mr. Smith, age 77, served as president of Lyondell Chemical Company, a publicly listed global chemical company, since 1994 and became Lyondell Chemical’s CEO in 1996 as well as chairman of Lyondell Chemical’s board of directors in 2007. Mr. Smith retired in December 2007 as chairman, president and CEO of Lyondell Chemical Company following the acquisition of Lyondell by Basell.

Mr. Smith currently is the chairman of the board of Magnolia Oil & Gas Corporation. During the past five years, Mr. Smith served as independent director and chairman of the board of Kraton Performance Polymers, Inc., board member of Northern Tier Energy LLC and chairman of the board of Nexeo Solutions, Inc.

Mr. Smith also serves as a member of the College of Engineering Advisory Council at Lamar University.

Mr. Smith earned a Bachelor of Science degree in chemical engineering from Lamar University.

Mr. Smith brings to the Board more than 40 years of executive leadership, including operations and finance, in the chemical and energy industries, as well as serving as the Chief Executive Officer of a public company. He as extensive board experience, including that of Chairman, on both public and private boards.

CURRENT DIRECTOR   |   GERMAN CITIZEN   |   Board member since July 2014

Hans-Dietrich Winkhaus, 85

Mr. Winkhaus, age 85, served as CEO of Henkel group, a publicly listed global consumer goods and adhesives company from 1992 to 2000. From 2000 to 2008, he was a member of the Henkel shareholder committee. Mr. Winkhaus passed most of his professional career at Henkel in different finance, marketing and sales functions, nationally and internationally. Before joining Henkel in 1967, he was an assistant at the Banking Institute of the Ludwig-Maximilian-University in Munich.

Mr. Winkhaus also served as Chairman of the supervisory board of Deutsche Telekom AG from 2000 to 2003 and Schwarz Pharma AG from 1998 to 2007. He was a supervisory board member at BMW AG, Lufthansa AG, ERGO Versicherung AG, Degussa AG and up to September 2019 of Galeria Kaufhof AG.

Mr. Winkhaus is engaged in the CARE organization in Germany and was President of the Institute of the German Economy (Institut der deutschen Wirtschaft) from 2000 to 2007.

He studied Business Administration in Munich and Lausanne and received a Dr. (Ph.D.) degree from Ludwig-Maximilian-University, Munich.

Mr. Winkhaus brings to the Board many years of leadership as well as financial, marketing and organizational experience. He also has broad experience in sustainability matters.

Orion Engineered Carbons	2023 Proxy Statement	11

CURRENT DIRECTOR   |   LUXEMBOURG CITIZEN   |   Board member since July 2020

Michel Wurth, 69

Michel Wurth, age 69, is the chairman of ArcelorMittal Luxembourg and non-independent board member of ArcelorMittal S.A., one of the world’s largest and most global steel and mining companies. He has served most of his professional career within ArcelorMittal and its predecessor companies, Arcelor and ARBED. Between 2006 and 2014, he was Senior Executive Vice President and member of the Group Management Board of ArcelorMittal, successively in charge of Flat Carbon Steel Europe, Global Automotive, R&D and Long Carbon steel worldwide. He was CFO of Arcelor starting from 2002 to 2006 and occupied different functions at ARBED prior to 2002, in particular CFO and Corporate Secretary.

Mr. Wurth serves several private companies as a non-executive board member. He is also a member of the Council of the Luxembourg Central Bank. He was chairman of the Luxembourg Chamber of Commerce and of Union des Entreprises Luxembourgeoises between 2004 and 2019.

He holds a Master of Science degree in Economics from the London School of Economics, a Master of Science degree in Law from the University of Grenoble (France) and a degree in Political Science from the Institut d’Etudes politiques de Grenoble. He is a Dr. of Laws, Honoris Causa, from Sacred Heart University.

Mr. Wurth brings to the Board many years of experience in senior leadership of a publicly listed industrial company. He also provides experience in finance, global business management, sustainability, and strategic planning.

We are asking our shareholders to approve the following resolution regarding appointment of each director nominee:

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. (the “Company”) hereby resolve that each director nominee is appointed by the Annual General Meeting as Director of the Company for a term ending on the date of the Annual General Meeting of shareholders of the Company called to approve the Company’s annual accounts and consolidated financial statements for the financial year ending December 31, 2023.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Orion Engineered Carbons	2023 Proxy Statement	12

CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE

Corporate Governance Guidelines

The Board has adopted the Company’s Corporate Governance Guidelines which describe the Board’s view on a number of governance topics. The Corporate Governance Guidelines along with the charters of the Board Committees and the Company’s Code of Conduct as well as the Company’s Code of Ethics for Senior Financial Officers, provide the framework for the corporate governance of the Company. The recent corporate governance initiatives adopted by the Board are discussed below. Our Corporate Governance Guidelines and the Company’s Code of Ethics for Senior Financial Officers can be found under “Investors” and “Corporate Governance” on our website https://investor.orioncarbons.com/governance/governance-documents/default.aspx.

The information contained in, or that can be accessed through our website is not incorporated by reference and is not a part of this Proxy Statement.

The following table summarizes the corporate governance practices of our Board:

GOVERNANCE PRACTICES

• Annual Election of all Directors • Structured orientation process for new Directors with follow up orientation sessions on matters relevant to the Company, its business plan and risk profile	Strong participation and commitment by all Directors documented by 100% Board and committee meeting and working session attendance rate in 2022 as well as plant visits and continued education, e.g. on lithium-ion battery technology	Policies Prohibiting Hedging, Short Sale and Pledging Company Stock by Directors and Employees
Compensation Recovery Policy (Clawback Policy) for Long-Term Executive Compensation	Board and Committee Authority to Retain Independent Advisors	No Shareholder Rights Plan (Poison Pill)
Risk Oversight (including environmental and social responsibility strategy and progress and cyber security) by full Board and Committees	Regular Executive Sessions of Independent Directors	Robust Stock Ownership Guidelines (5X Salary for CEO and 5x annual cash retainer for the Board of Directors)
Thorough Annual Board and Committee Evaluation Process led by Nominating, Sustainability & Governance Committee and General Counsel	Regular Executive Sessions with CFO, Internal Audit and External Audit as well as Safety and Operations	Regular exposure to a broad set of management in Board meetings and discussions

Orion Engineered Carbons	2023 Proxy Statement	13

DIRECTOR NOMINEE KEY FACTS

Diversity

Our nominated directors bring a diverse set of perspectives to our Board. Our Board has directors with cultural backgrounds from, five different countries of origin and hold citizenship in five different countries. They are domiciled in the United States, Europe and Asia. Three directors (30%) hold citizenship in a European country and two directors (20%) are female (one of whom is a committee chair). Two directors served as officers in the U.S. Armed forces. We believe that diversity of nationality and national cultural background are an important dimension of diversity in the Company and our Board.

Independence

90% of the director nominees are independent with Mr. Painter, Company CEO, being the only non-independent director.

Composition of the Board

Our current Board consists of ten members. Our directors hold office until their successors have been elected and qualified or appointed, or the earlier of their death, resignation or removal. Interim vacancies on the Board are filled solely by the affirmative vote of a majority of the remaining directors then in office, until a regular shareholder meeting appoints a new director. Each of our directors is elected by shareholder vote annually.

Our Nominating, Sustainability and Governance Committee oversees the annual assessment of the composition of our Board, including a review of the size of the Board, the skills and qualifications represented on the Board, and a self-assessment of the effectiveness of our Board and its committees. The committee thereby identifies any opportunities for improvement, as further described below. The findings of the annual review of the Board and its committees are reported to and discussed with the full Board.

We believe that appropriate director qualifications and characteristics include having directors with diverse backgrounds, education, experiences, expertise and perspectives. These qualifications and characteristics are in particular the following:

•	Personal qualities and characteristics such as integrity and honesty;
•	Adherence to the highest ethical standards, accomplishments and reputation in the business community;
•	Strong knowledge and experience in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

Orion Engineered Carbons	2023 Proxy Statement	14

•	Ability and willingness to commit adequate time to Board and committee matters including respective travel commitments;
•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company;
•	Diversity of viewpoints, background, experience and other demographics;
•	Ensuring that a majority of the Board consists of directors who the Board has determined have no material relationship with the Company and who are “independent” under the NYSE Rules;
•	Strong leadership skills and solid business judgment; and
•	Commitment to representing the long-term interests of our shareholders.

Selection and Evaluation of Director Candidates

The Board is free to select its Chairman and the Company’s CEO in the manner it considers in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals. Currently the two positions are separated.

At any time when the positions of Chairman and CEO are filled by one individual, the independent directors shall designate from among themselves a lead director, who shall have the following powers and duties:

•	Presiding at all meetings of the Board at which the Chairman and CEO is not present;
•	Presiding at executive sessions of the independent directors;
•	Reviewing and approving meeting agendas, meeting schedules and information sent to the Board;
•	Serving as a liaison between the Chairman and CEO and the independent directors;
•	Having the authority to call meetings of the independent directors; and
•	Being available for consultation and direct communication with shareholders, as appropriate.

The Nominating, Sustainability and Governance Committee is responsible for searching, selecting or recommending for the Board’s selection, the slate of qualified director nominees for election to the Company’s Board and for filling vacancies occurring between Annual General Meetings of shareholders. The Nominating, Sustainability and Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates. The Nominating, Sustainability and Governance Committee endeavors to identify a diverse slate of potential candidates, including diversity in skills and gender, among other factors. Once potential candidates are identified, the Nominating, Sustainability and Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the NYSE Rules and meet the qualifications desired by the Nominating, Sustainability and Governance Committee of candidates for election as director as well as future committee member, as applicable.

The Nominating, Sustainability and Governance Committee is responsible for reviewing with our Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members) and in recommending candidates for election, the Nominating, Sustainability and Governance Committee will consider the individual’s experience and characteristics. In addition, the Nominating, Sustainability and Governance Committee reviews the overall composition of the Board to ensure there is an appropriate mix of specific experience, qualifications and skills to promote a diversity of points of view for the effective performance of the Board’s oversight functions and representation of shareholders’ interests. One or more shareholders of record holding at least 10% of the outstanding Common Shares (excluding, for the avoidance of doubt, any Common Shares repurchased by the Company) may add items to the agenda of the Annual General Meeting, including a resolution to appoint a director of the Company, provided that each such item is accompanied by a justification or a draft resolution to be adopted in the Annual General Meeting. The Board through its Nominating, Sustainability and Governance Committee will give appropriate consideration to candidates for Board membership proposed by shareholders and will evaluate such candidates in the same manner as other candidates identified by or submitted to the Board.

Director Tenure and Retirement Policy

Under Luxembourg law, a given director can be appointed to the Board an unlimited number of times for a maximum period of six years for each such appointment. Because of the value the Board places on having directors who are knowledgeable about the Company and its operations, the Company follows the policy to nominate each director for the election by shareholders for a one-year period at a time only, with the ability to be re-elected to the Board on a yearly basis. In connection with each director nomination recommendation, the Nominating, Sustainability and Governance Committee considers the issue of continuing director tenure.

To ensure that directors may appropriately discharge their responsibilities, the Board has adopted a policy that any director (including a management director) who has a significant change in business affiliation or position of principal employment which the Board may deem to be contrary to the best interests of the Company or adversely affecting his or her ability to perform the essential functions and responsibilities of a director, will be expected to tender his or her proposed resignation from the Board to the Nominating,

Orion Engineered Carbons	2023 Proxy Statement	15

Sustainability and Governance Committee (or, in the case of the chair of the Nominating, Sustainability and Governance Committee’s occupation or association changing, to the Chairman of the Board). The Nominating, Sustainability and Governance Committee shall review the director’s continuation on the Board, and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed resignation or request that the director continue to serve as one of the Company’s directors.

Board Refreshment

The Board seeks to bring together a diverse mix of directors that the Board and senior management can leverage to make well considered strategic decisions in the best interests of the Company and its stockholders. To gather new ideas and perspectives, and to respond to the ever-changing needs of our clients and other stakeholders, the Board actively seeks candidates representing a range of tenures, areas of expertise, industry experience, and backgrounds. Consequently, the Board has refreshed its composition by adding six new directors in the last six years, including last year’s nomination of Mr. Anthony L. Davis, who brings in extensive knowledge and experience in the ESG field and further adds an investor perspective to the Board.

Election of Directors

In accordance with our Articles of Association, the election of directors requires the approval of a majority of the votes validly cast at the Annual General Meeting.

Director Independence

Our nominated Board is composed of a supermajority of independent directors in accordance with the NYSE listing requirements. In making a respective determination, the Board has affirmed that each of the independent directors meets the objective requirements for independence set forth by the NYSE listing requirements. The independent directors are Dan F. Smith, Paul Huck, Kerry A. Galvin, Didier Miraton, Hans-Dietrich Winkhaus, Mary Lindsey, Yi Hyon Paik, Michel Wurth and Anthony L. Davis. Only one director, Mr. Corning Painter, is not independent because he is our CEO.

The independence standards included in the NYSE listing requirements specify the criteria by which the independence of our directors is determined, including strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company, its management or its independent registered public accounting firm.

Code of Conduct, Governance Guidelines and Code of Ethics for Senior Financial Officers

We operate under a written Code of Conduct that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Upon employment with us, all employees are required to affirm in writing their receipt and review of the Code of Conduct and their compliance with its provisions. Also, a yearly training reflecting the principles laid out in our Code of Conduct is mandatory for all employees. In 2022, 99% of all Orion employees globally completed the compliance training successfully. We maintain policies that prohibit employee and director hedging of Company securities, including our Common Shares.

Also, as previously mentioned, the Board has upon the recommendation of the Nominating, Sustainability and Governance Committee adopted a set of Corporate Governance Guidelines to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. Such guidelines address, in particular Board composition, Board leadership, the selection of directors, the organization of Board meetings, executive Board sessions, Board committee work, management succession, Board compensation, expectations on directors, Board evaluation processes and the reliance on management and outside advice.

Additionally, the Board has adopted a Code of Ethics for Senior Financial Officers, applicable to the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, in order to:

•	Promote honest and ethical conduct including the ethical handling of conflicts of interest;
•	Promote full, fair, accurate, timely and understandable disclosure;
•	Promote compliance with applicable laws and governmental rules and regulations, NYSE Rules, accounting standards and Company policies; and
•	Deter wrongdoing.

Our Code of Conduct, Corporate Governance Guidelines and Code of Ethics for Senior Financial Officers can be accessed under the Investors and Corporate Governance links on our website at https://investor.orioncarbons.com/governance/governance- documents/default.aspx and https://orioncarbons.com/compliance_guidelines. We intend to satisfy any disclosure requirements pursuant to Item 5.05 of Form 8-K and NYSE rules regarding any amendment to, or waiver from, certain provisions of our Code of Conduct by posting such information on our website.

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Board Evaluation

The chair of the Nominating, Sustainability and Governance Committee coordinates the annual self-assessment process on behalf of the Board. The charter of each committee of the Board also requires an annual performance evaluation, which is performed for each committee as part of the annual board evaluation.

The Board self-evaluation process involves completion of an electronic questionnaire by each Board and committee member, followed by a one-on-one interview of each director conducted by the head of the Nominating, Sustainability and Governance Committee. On this basis, the head of the Nominating, Sustainability and Governance Committee leads a discussion with the full Board to review the results of the self-evaluation and identify follow up items. The objective is to allow the directors to share their perspectives and consider adjustments or enhancements to the Board processes in response to the feedback.

Shareholder Engagement

Our executive management team actively engages in communications throughout the year with shareholders of all ownership levels. Generally, these communications involve participating in investor presentations and question and answer sessions, meeting with investors and shareholders one-on-one and in small groups, and responding to investor and shareholder e-mails and telephone calls. Management’s discussions with shareholders and the investment community address numerous aspects of our business and matters of importance or concern to our shareholders. Observations, questions or comments from our shareholders are routinely shared with the Board and its committees, so that the Board can then consider these matters as part of its oversight responsibilities. On occasion, an independent board member may participate in these discussions. One example of our shareholder engagement was the 2022 Investor Day, organized and held by the Company’s executive management on June 8, 2022. This event allowed shareholders to meet key executives, beyond the CEO and CFO.

PRE-AGM / CONTINUOUS

Management reaches out to major investors after each quarterly earnings release as well as after each extraordinary event. Management and Board reach out to selected investors to discuss environmental, social, executive compensation and other governance topics.

TOPICS DISCUSSED

- Our short- and medium-term expectations for the utilization of positive free cash flow
- Investment focus on sustainability areas; specifically, our Kappa conductives plan to provide raw materials for Li Ion batteries.
- $500 million mid cycle earnings capacity in 2025

AGM

Provides the opportunity for shareholders to vote on the election of directors, executive compensation, ratification of our auditors, and other management and stockholder proposals.

TOPICS DISCUSSED

- Management focus on improving employee engagement through employee survey and leadership meetings at all locations. Continued improvement in external ESG ratings by EcoVadis, CDP and recognition of continued improvement.
- Achieved ISCC certification for bio-circular grades at three plants across two continents

POST-AGM

Our Board and management review the voting results from our AGM and feedback received from our shareholders and discuss which actions need to be taken.

TOPICS DISCUSSED

- 83.19% Shareholder support of our NEOs' compensation, indicating alignment with our vision and strategic goals of incentive compensation, with focus on relative shareholder return, ROCE, sustainability and employee engagement.

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SUSTAINABILITY OVERSIGHT

Our full board regularly discusses corporate strategy of which two pillars are driven by sustainability: developing the market for conductive carbons and the development of a circular economy for used tires. The board periodically is updated on Life Cycle Analysis of our products and various manufacturing processes we operate or are developing.

Our Board of Directors’ Nominating, Sustainability and Governance Committee reviews the Company’s strategy, activities and policies regarding ESG and makes recommendations to the full Board which has the oversight function with regard to the Company’s ESG goals and activities. Our CEO is accountable to ensure accurate reporting on sustainability to the board. In 2022, Orion refreshed its ESG materiality assessment, engaged with customers and EU authorities on environmental topics, with employees via a flash interim employee engagement survey, with its plant managers on community engagement and with investors on various financial and ESG achievements.

Our 2022
Sustainability
Highlights

Orion was awarded a Gold Medal by EcoVadis, placing us among the top 3 percent of companies assessed.
Orion announced our aspiration to align our sustainability objectives with the Paris Climate Agreement and strive to achieve net-zero emissions of greenhouse gases by 2050. The net-zero ambition demonstrates Orion’s ongoing commitment to address global climate change while meeting customers’ needs for highly engineered materials essential for tires, coatings, batteries and numerous other everyday products.
Orion confirmed the existing target of reducing the intensity of our Scope 1 GHG emissions by 8% by 2029, whilst continuing our exploration of additional and even more ambitious emissions reduction measures.
Orion set and announced the new, additional target of eliminating all our Scope 2 GHG emissions by 2030.
Orion released our 2021 Sustainability Report showcasing the progress we are making in implementing our sustainability strategy with initiatives focused on advancing the circular economy, renewable feedstocks, and electrification, thus transforming our portfolio and aiming at a reduction of our carbon footprint.
As a signatory to the UN Global Compact, Orion’s CEO renewed our commitment to the UNGC’s ten principles on human rights, labor, environment, and anti-corruption. These principles are at the heart of our strategy, culture, and day-to-day operations as we aim to contribute to the achievement of the UN Sustainable Development Goals (SDGs).
Orion launched our Sustainable Procurement Program and started its implementation across the entire company. Our suppliers are fundamental to our business operations. We expect them to share our commitment to conducting business with a focus on compliance and sustainability. For them, we have created a Supplier Code of Conduct, which covers all key aspects of compliant and sustainable business operations. Our suppliers know that we will source products and services with our three core pillars in mind: Environment, Social and Governance - ESG.

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Orion became the first company to achieve the International Sustainability and Carbon Certifications (ISCC Plus) certification for multiple carbon black grades made from different feedstocks at plants in two regions of the world. The ISCC PLUS certification involved rigorous audits of Orion’s plants and processes that confirmed the company’s compliance with high sustainability requirements. It also verified the transparency and traceability of sustainable raw materials in the company’s value chain at three plants producing the concerned grades of carbon black.
Orion was upgraded to a “B” score by the nonprofit organization CDP, recognizing Orion is successfully addressing the environmental impact of our business and ensuring good environmental management. Our ‘B’ score was yet another example of the tremendous progress we have made in recent years with sustainability.

Complaint Procedures for Accounting, Internal Control, Auditing and Financial Matters

In accordance with SEC Rules, the Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal control, auditing or financial matters (collectively, “Accounting Matters”) and (ii) the confidential, anonymous submission by employees or outside third parties of concerns regarding questionable Accounting Matters. The Audit Committee oversees treatment of complaints and concerns in this area. The Audit Committee can involve external counsel and the General Counsel in any reviews and investigations. The General Counsel reports to the Audit Committee at each quarterly meeting on current compliance matters (if any). Additional information regarding our procedures for anonymous reporting can be found under the Legal link on our website at https://www.orioncarbons.com/reporting_violations.

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Board Leadership Structure, Board’s Role in Risk Oversight, and Board and Committee Meetings

Board Leadership Structure

With respect to the roles of the Chairman of our Board and CEO, our Board exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. The Board believes that the combination or separation of these positions should continue to be considered as part of our succession planning process. Currently the roles are not combined, with Mr. Painter serving as our CEO and Mr. Smith serving as the non-executive Chairman of the Board. Mr. Painter and Mr. Smith’s extensive business knowledge, along with their demonstrated leadership capability, makes them highly qualified to continue to serve as our CEO and Chairman of the Board, respectively. Having both roles separate, allows for an intensive dialogue between the CEO and the Chairman of the Board in addition to the regular discussions amongst the CEO, the Chairman of the Board and the other committee chairpersons and directors. Our Board of Directors regards this as meaningful, not only as this leads to different perspectives for Board meeting agenda proposals to the full Board; but for adding value through larger, diverse experience backing up these two most senior company positions. The independent Chairman of the Board also heads the Board’s regular independent director executive sessions with the CEO not being present and provides an independent perspective to the CEO on strategic topics. The Board of Directors plans to continue the separation of the two roles because the separation of executive management and Board leadership supports the oversight function of the Board. We regard this to be good corporate governance that also reflects supervisory board elements typically found in European two-tier corporate setups.

Role in Risk Oversight

The Board is responsible for overseeing our risk management process (including cybersecurity risk and environmental, health as well as social risk), but does not provide day-to-day risk management of the Company, which is the responsibility of our executive management team.

The Board oversees the implementation of risk mitigation strategies by management to ensure such strategies focus on both general risk management and management of the Company’s most significant risks. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. In addition, each of the Board committees is responsible for risk management or recommendations on risk related matters concerning its area of responsibility, consistent with its charter, and such other responsibilities as may be delegated to it by the Board from time to time.

The risk management process established and overseen by the Company’s executive management team includes centralized corporate review of the market, financial, regulatory, legal, cybersecurity and other risks associated with transactions and approval of funds disbursed.

Cybersecurity

Although the Board has delegated the risk oversight in relation to cybersecurity to its Audit Committee, the Board received regular updates on cybersecurity status and mitigation from the company’s Chief Information Office or its Director, IT Architecture & Security serving as the Company’s chief information security officer, who informs the Board on any related issues or material developments at each quarterly Board meeting. These updates also cover current IT cybersecurity scorecards, which reflect amongst others the status of awareness training programs, phishing incidents, penetration tests, endpoint security findings and an overall cybersecurity vulnerability assessment score. In addition, the Company’s executive management, through its Chief Information Officer or its Director, IT Architecture & Security who serves as the Company’s chief information security officer, briefs the Audit Committee at each quarterly Audit Committee meeting on the Company’s IT and cybersecurity status, including the Information Technology and its Operational Technology systems.

The Audit Committee discusses identified security risks with senior management and agrees on mitigation measures and key initiatives and programs. The Chief Information Officer or the Director of IT Architecture and Security provides this presentation and engages directly with the Audit Committee.

The Company performs IT external network penetration testing, table-top exercises and regularly benchmarks its measures to top marketplace security standards such as the US National Institute of Standards and Technology (NIST) cyber security standards. The Company maintains a cyber risk insurance policy.

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The Board believes this expanded attention to cybersecurity is appropriate. In line therewith, the Company’s CEO as well as Ms. Galvin (Chair of the Nominating, Sustainability and Governance Committee as well as member of the Audit Committee) each have completed a two-day master class in cybersecurity organized by the National Association of Corporate Directors (NACD) in early 2023.

Financing and Liquidity

Our capital structure and liquidity position evolve due to the impact of fluctuations in the global economic environment on underlying carbon black demand and our results of operations and changes in growth, continuity and safety capital investment levels over time. The Board oversees financing and liquidity risks by regularly monitoring our financial and liquidity position to ensure we maintain the financial resources needed to fund our operations, projected growth, and other financing and operating expenses. At each Board meeting, management reviews information related to the Company’s financial results and position. We believe these procedures provide adequate risk oversight of financing and liquidity matters affecting the Company.

Financial Reporting, Internal Control and Regulatory Compliance

The Audit Committee of the Board provides risk oversight with respect to financial reporting, internal control over financial reporting, general risk management, cybersecurity and related regulatory as well as general compliance matters. Each quarter, our Audit Committee discusses with our independent registered public accounting firm its review of the current interim financial information and, after our fiscal year-end, discusses its audit of our annual consolidated financial statements, including our procedures on internal control over financial reporting, and makes a recommendation for the Board’s approval of the inclusion of the audited consolidated financial statements in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission. Also, during the fiscal year, our Audit Committee meets in private sessions (without the presence of management) with our independent registered public accounting firm to discuss any matters related to the audit of our annual consolidated financial statements and our internal control over financial reporting.

Compensation Risk Oversight

The Compensation Committee of the Board provides risk oversight with respect to compensation of the Company’s employees, including the NEOs. We believe we have established a short- and long-term compensation program that properly incentivizes desired performance and mitigates inappropriate risk-taking.

Environmental and Social Risk Oversight

The Board has identified the Company’s strategies, activities and policies regarding sustainability and any other environmental, social and governance (“ESG”) opportunities and challenges as a key focus of risk oversight.

Consequently, the Nominating, Sustainability and Governance Committee of the Board regularly reviews the Company’s strategies, activities and policies regarding sustainability and other ESG related matters and makes recommendations to the Board. The committee also reviews the Company’s yearly Sustainability Report as well as other material ESG disclosures (if any) prior to their publication. The Board and its committees thereby complement the Company’s internal risk management organization which comprises – amongst other things – of an electronic company-wide risk reporting tool and register, regional as well as global risk owners and a standing risk committee headed by the Company’s Chief Risk Officer and assisted by the Company’s Environmental, Health and Safety, commercial and functional leaders.

The Board also oversees the Company’s broader social responsibilities. It consequently approves the Company’s donations and social contributions strategy, contributions above certain thresholds and the annual budget for contributions.

The Board also addresses its social responsibilities through focusing on the Company’s human capital and talent management. The Board endorses the attracting, recruiting and developing of a diverse, talented global workforce as a primary goal. The Company committed to providing its employees with equal opportunities for learning and personal growth in an environment where creativity and innovation are encouraged. To this end, the Board supports the Company’s aspiration to be the employer of choice in our industry. With this in mind, management continues to augment and improve the existing programs to provide an effective platform for all of our employees to be trained and developed and to provide them with an opportunity to grow and achieve their individual aspirations.

Succession Planning

The Board is responsible for determining a succession plan for the CEO in the event of an emergency or otherwise. At least annually, the Board reviews a succession plan developed by management and sets the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business. The succession plan includes an assessment of the experience, performance, skills and planned career paths for possible successors to the CEO. The Board’s Nominating, Sustainability and Governance Committee reviews and discusses with the CEO the succession plans to be presented to the Board in accordance with the above.

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Human Capital

Employee engagement and enablement makes Orion a better place to work and is integral to our continued success. To ensure our employees are both motivated to do their work and equipped with the tools and training to be successful, we start with listening. We continue to use employee surveys and communication meetings to help ensure the voices of all our employees are heard. In 2022, we further aligned our actions and investments in a number of priority areas including the:

•	Establishment of the Orion Leadership Academy
•	Implementation of a new global Learning Management System
•	Implementation of a new global Succession Planning Platform
•	Formalization of a Site Leader Development Program
•	Continued enhancement of our Mentoring program
•	Expanded Career Development with a 1/3 increase in the number of non-entry positions filled internally
•	Improved women representation in management level roles

A resurvey of our employees in 2022 showed continued positive trends and marked improvement in a number of areas including: training, employee recognition, employee communications and performance feedback. We will continue to request regular feedback from our employees to bolster our action plans to further support our strategy to attract, retain, engage and develop our employees and to position Orion as an employer of choice. In 2022, Orion has been elected as one of the 100 most innovative medium-sized companies in Germany (Top 100 – Die innovativsten Unternehmen im Mittelstand).

At Orion, we also believe in serving the communities in which we operate. We focus on community service and investment efforts that help strengthen the communities around the world in which we operate, as well as giving to organizations that advance education and respond to natural disasters. Some examples over our work in recent years, includes:

•	Providing services, goods and funds for persons impacted by the Russian War in Ukraine
•	Partnering with the Wildlife and Environment Society of South Africa to link education to the environment with our Orion Eco-Schools Project
•	Donating equipment to the Paulinia, Brazil City Fire Department including chain saws, face respirators, flashlights and other supplies
•	Supporting the United Way in Borger, Texas including fund-raising, handing out food baskets, building wheelchair ramps, providing home maintenance for senior citizens and providing backpacks for thousands of students
•	Fundraising and providing services to help repair the homes for people impacted by the floods in Germany

Board Meetings

The Board currently plans at least four, typically five, meetings a year, with further meetings or working sessions to occur (or action to be taken by unanimous consent) at the discretion of the Board. The meetings are usually accompanied by certain Board committee meetings in addition to the Board meeting.

The agenda for each Board meeting is prepared by the Chairman (or a designee of the Chairman) together with the Company’s CEO. Management provides to all directors the agenda and appropriate materials in advance of meetings. Agendas and topics for Board and committee meetings are developed through discussions among management and members of the Board and its committees.

During 2022, our Board met eight times, including telephonic meetings and a two-day plant visit, and acted seven times by unanimous written consent. In 2022, all directors attended 100% of the meetings of the Board and the committees on which they served. We do not currently have a policy on director attendance at our annual meetings, but all of our directors attended our annual shareholder meeting in 2022.

Executive Sessions

To ensure free and open discussion and communication among the independent directors of the Board, the independent directors meet in executive sessions, which form a part of each regular Board meeting. Executive sessions also take place with the SVP for Operations and Safety. The Chairman of the Board presides at the executive sessions. If the Chairman of the Board were not present, the independent directors designate the director who will preside at the executive sessions. The Audit Committee has separate executive sessions with Chief Financial Officer, Internal Audit and our independent auditors.

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Board Committees

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating, Sustainability and Governance Committee. Each of these committees reports to the Board as it deems appropriate and as the Board may request. The Board has adopted written charters for each of the committees. From time to time, special committees may be established under the direction of our Board when necessary to address specific issues.

Beginning in 2019, the Board created a special committee of the Board, known as the Executive Committee. The Committee currently consists of the Chairman of the Board, Mr. Smith, the Chairman of the Audit Committee, Mr. Huck, the Chairman of the Nominating, Sustainability and Governance Committee, Ms. Galvin and the Chief Executive Officer, Mr. Painter. This Committee does not meet on a regular basis but meets from time to time to deal with urgent or quickly moving matters, when it is not feasible to get the entire Board together. It may also be used to conduct investigations or examine potential conflicts of interest, although it has not had to do so to date.

Deliberations or actions by this Committee are communicated to the full Board as soon as practicable and the Committee is not intended to be a substitute for the Board.

The table below sets forth the fiscal year 2022 membership of the Board and its standing committees and the number of meetings held during 2022:

Director Name:	Age	Director Since	Audit Committee	Compensation Committee	Nominating, Sustainability and Governance Committee	Executive Committee	Board and Committee Meeting Attendance
Tony Davis	54	July 2022					100%
Kerry Galvin	62	August 2018					100%
Paul Huck	73	July 2014					100%
Mary Lindsey	67	July 2020					100%
Didier Miraton	64	July 2014					100%
Yi Hyon Paik	67	July 2020					100%
Corning F. Painter **	60	Sept. 2018					100%
Dan F. Smith	77	July 2014					100%
Hans-Dietrich Winkhaus	85	July 2014					100%
Michel Wurth	69	July 2020					100%
Number of 2022 meetings			8	6	4	1

Committee Member	Committee Chair	Chair of Board of Directors

Financial Expert	** Non-independent Director	*** Includes working sessions and a two-day plant visit

The 2023 membership of the Board and its standing committees is generally expected to remain the same as it was in 2022.

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AUDIT COMMITTEE

Kerry Galvin

Paul Huck
(Chair)

Mary Lindsey

Hans-Dietrich Winkhaus

Members

Our Audit Committee consists of Ms. Galvin, Mr. Huck (serving as chair of the committee), Mr. Winkhaus and Ms. Lindsey. The Board has determined that the members of the Audit Committee are independent for purposes of serving on such committee under the NYSE listing standards and applicable law, including Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended. In addition, the Board has determined that each current member of the Audit Committee is financially literate under the NYSE listing standards and that Messrs. Huck and Winkhaus as well as Ms. Lindsey qualify as “audit committee financial experts,” as such term is defined in Item 407(d) of Regulation S-K. The Audit Committee operates pursuant to an Audit Committee Charter, which was approved and adopted by the Board and is posted on the Company’s website under the Investors and Corporate Governance links at https://investor.orioncarbons.com/governance/governancedocuments/ default.aspx. The duties and responsibilities of the Audit Committee are set forth in its Charter.

The Audit Committee’s Primary Purposes And Responsibilities Are To Assist Board Oversight Of:

•	the integrity of the Company’s financial statements and Form 10-K and 10-Q filings;
•	the Company’s compliance with legal and regulatory requirements;
•	the Company’s control environment to address and mitigate information technology and related cybersecurity risks;
•	risk management, including mitigation actions;
•	the independent auditors’ qualifications and independence; and
•	the performance of the independent auditors and the Company’s internal audit function, and provide to the Company a report in conformity with Item 407(d)(3)(i) of Regulation S-K.

To carry out its purposes, the Audit Committee has the following duties and responsibilities:

1.	with respect to the independent auditors,
(i)	to be directly responsible for reviewing and making recommendations to the Board with regard to the appointment and the approval of the compensation of the independent auditors by the general meeting of shareholders and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee; the appointment of the independent auditors shall be subject to shareholder approval;
(ii)	to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee;
(iii)	to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;
(iv)	to ensure that the independent auditors prepare and deliver annually an Auditors’ Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent auditors;
(v)	to obtain from the independent auditors in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences;

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(vi)	to discuss with the independent auditors any significant issues arising from the most recent Public Company Accounting Oversight Board (“PCAOB”) inspection of the independent auditors, to the extent relevant to the Company, including the independent auditor’s response to any identified accounting deficiencies;
(vii)	to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;
(viii)	to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself; and
(ix)	to take into account the opinions of management and the Company’s internal auditors in assessing the independent auditors’ qualifications, performance and independence;
2.	with respect to the internal auditing department,
(i)	to review the appointment and replacement of the head of the internal auditing department;
(ii)	to review and approve proposed internal audit plan and make recommendations concerning internal audit projects; and
(iii)	to advise the head of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto;
3.	with respect to accounting principles and policies, financial reporting and internal control over financial reporting,
(i)	to advise management, the internal auditing department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;
(ii)	to consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in applicable International Accounting Standards Board, PCAOB or other applicable standards, including, as applicable, reports and communications related to:
•	the overall audit strategy, including the timing of the audit, significant risks the independent auditors identified, and significant changes to the planned audit strategy or identified risks;
•	the extent to which the independent auditors intend to use the Company’s internal auditors in the audit;
•	deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;
•	consideration of fraud in a financial statement audit;
•	detection of illegal acts;
•	the independent auditors’ responsibility under international financial reporting standards or other applicable generally accepted auditing standards;
•	any restriction on audit scope;
•	significant accounting policies;
•	significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement, or other difficult or contentious matters for which the independent auditors have consulted outside the engagement team;
•	a description of the process management used to develop critical accounting estimates, including the significant assumptions underlying highly subjective estimates;
•	any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);
•	the responsibility of the independent auditors for other information in documents containing audited financial statements;
•	disagreements with management;

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•	consultation by management with other accountants, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent auditors can serve as principal auditor if significant parts of the audit will be performed by other auditors;
•	major issues discussed with management prior to retention of the independent auditors;
•	difficulties encountered with management in performing the audit;
•	the independent auditors’ judgments about the quality of the entity’s accounting principles;
•	reviews of interim financial information conducted by the independent auditors;
•	the responsibilities, budget and staffing of the Company’s internal audit function;
•	significant transactions that are outside the ordinary course of business or unusual; and
•	other matters arising out of the audit that are significant to the oversight of the company’s financial reporting process, including complaints or concerns regarding accounting or auditing matters that have come to the independent auditors’ attention;
(iii)	the Audit Committee will:
•	review the Form 10-K of the Company, and consider whether they are complete, consistent with information known to Audit Committee members, and reflect appropriate accounting principles; and
•	review Form 10-Qs of the Company;
(iv)	to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department:
•	to discuss the scope of the annual audit;
•	to review and discuss the annual audited financial statements and quarterly financial statements and related reports, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;
•	to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company’s financial statements;
•	to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management; to discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company;
•	to review the form of opinion the independent auditors propose to render to the Board and shareholders; and
•	to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of other applicable generally accepted accounting principles methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;
(v)	to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;
(vi)	to discuss guidelines and policies governing the process by which senior management of the Company and its subsidiaries and the relevant departments of the Company and its subsidiaries assess and manage the Company’s and its subsidiaries exposure to risk, and to discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

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(vii)	to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act;
(viii)	to discuss with the Company’s General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;
(ix)	to discuss and review the type and presentation of information to be included in earnings press releases;
(x)	to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;
(xi)	to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; and
(xii)	to establish hiring policies for employees or former employees of the independent auditors or in the absence of a policy decide on any hire ad hoc on the basis of the Company’s code of conduct.
4.	with respect to reporting and recommendations,
(i)	to review this charter at least annually and recommend any changes to the full Board;
(ii)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;
(iii)	to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report; and
(iv)	to institute and oversee special investigations as needed, and to advise management and the Board on the results of any special investigations;
5.	with respect to IT and cybersecurity risks,
•	to review the periodic or ad-hoc reports of the Company’s Cybersecurity organization and make recommendations to such Cybersecurity organization.

Further discussion regarding the Audit Committee’s processes and procedures regarding the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022 and other matters are discussed in the Audit Committee report included in this Proxy Statement. During 2022, all of the main Audit Committee’s meetings were attended by representatives of Ernst & Young, our independent registered public accounting firm.

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COMPENSATION COMMITTEE

Paul Huck

Didier Miraton

Dan F. Smith
(Chair)

Members

Our Compensation Committee consists of Messrs. Huck, Miraton and Smith (serving as chair of the committee). Each of the members of our Compensation Committee meets the independence requirements under the NYSE listing standards, qualifying as an “outside director” in accordance with Section 162(m) of the Internal Revenue Code and as a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

The Compensation Committee Charter has been posted on the Company’s website under the Investors and Corporate Governance links at https://investor.orioncarbons.com/governance/governance-documents/default.aspx.

The Committee Has The Purpose And Direct Responsibility To:

•	Review and approve corporate goals and objectives relevant to the compensation of the Company’s CEO, evaluate the CEO’s performance in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation.
•	Review the performance of and approve as a committee the compensation of the other named executive officers of the Company.
•	Make recommendations to the Board with respect to incentive-compensation plans and equity-based plans that are subject to board approval, oversee the activities of the individuals and committees responsible for administering these plans, and discharge any responsibilities imposed on the Committee by any of these plans.
•	Review and approve any new equity compensation plan or any material change to an existing plan where shareholder approval has not been obtained.
•	In consultation with management, oversee regulatory compliance with respect to compensation matters.
•	Prepare and disseminate to the Company an annual written Compensation Committee Report in conformity with Item 407(e)(5) of Regulation S-K.
•	Oversight of (i) ESG factors, goals and metrics in executive compensation and (ii) human capital development, including employee engagement, retention, recruitment, succession planning, talent development, corporate culture, diversity, equity and inclusion, as well as health and safety.
•	Prepare and issue a Compensation Committee evaluation.
•	Report to the Board on a regular basis, and not less than once per year.
•	Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Company’s compensation programs.
•	The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

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NOMINATING, SUSTAINABILITY AND GOVERNANCE COMMITTEE

Tony Davis

Kerry Galvin
(Chair)

Yi Hyon Paik

Michel Wurth

Members

Our Nominating, Sustainability and Governance Committee consists of Ms. Kerry Galvin (serving as chair of the committee), Messrs. Yi Hyon Paik, Michel Wurth and Anthony L. Davis. Each of the members of our Nominating, Sustainability and Governance Committee is an independent director under the NYSE listing standards.

The Nominating, Sustainability and Governance Committee Charter has been posted on the Company’s website under the Investors and Corporate Governance links at https://investor.orioncarbons.com/governance/governance-documents/default.aspx.

The Nominating, Sustainability And Governance Committee Has The Purpose And Responsibilities To:

•	Identify individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and to select, or recommend to the Board, the nominees to stand for election as directors at the Annual General Meeting of shareholders or, if applicable, at a special meeting of shareholders.
•	Develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.
•	Identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee.
•	Develop and recommend to the Board a set of Board corporate governance guidelines as well as a code of ethics for senior financial officers and a general code of conduct, anti-trust and anti-corruption policy applicable to the Company and (as deemed appropriate) its subsidiaries, and to review those guidelines and policies at least once a year.
•	Review all proposed waivers of the Company’s Code of Conduct and Code of Ethics for senior financial officers (if any).
•	Review recent developments in corporate governance practices, published criteria and laws & regulations applicable to the Company, its Board and respective Board committees, and advise the Board on such developments.
•	Review at least annually the Board committee charters (Audit Committee, Compensation Committee, the Nominating, Sustainability and Governance Committee, etc.) in light of recent developments in corporate governance practices, laws and regulations and suggest to the Board any amendments to such charters (if any).
•	Review the Company’s strategies, activities and policies regarding sustainability and other ESG related matters and make recommendations to the Board with the aim to facilitate the Board’s respective discussions and strategic decisions,
•	Review of the Company’s Sustainability Report
•	Revied proxy advisory firm or equivalent reviews of the Company’s governance and practices (if any).

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•	Review and concur in a succession plan to be presented to the Board for approval. The plan shall address the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible successors to the CEO.
•	Prepare and issue an evaluation of the Nominating, Sustainability and Governance Committee’s performance.
•	Report to the Board on a regular basis, and not less than once per year.
•	Conduct annual board and committee effectiveness evaluations and establish procedures for the Nominating, Sustainability and Governance Committee to exercise oversight of the evaluation of the Board.
•	Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

Stock Ownership Policy for Directors

In order to evidence the financial alignment of the Company’s directors with the interest of the Company’s shareholders, the Board has established a stock ownership policy for directors. Under this guideline, each director is required to own Common Shares that have a fair market value (determined as of each Annual General Meeting of the Company’s shareholders) equal to five times (5x) the annual cash retainer paid to the applicable independent director, and each incumbent director shall have five (5) years from the implementation of the policy in 2019 (and any new director shall have five (5) years from his or her initial appointment or election to the Board) within which to satisfy the foregoing stock ownership policy. See the share ownership of each director under “Security Ownership of Certain Beneficial Owners” in this Proxy Statement.

No Compensation Committee Interlocks or Insider Participation

None of our executive officers serves or served during the 2022 fiscal year as a member of the board of directors or the compensation committee of any other company that has or at the time had any executive officers serving as a member of our Board or Compensation Committee.

Certain Relationships and Related Party Transactions

Review and Approval of Transactions with Related Persons

The Board has adopted a written Policy Regarding Transactions with Related Parties (the “Related Party Transaction Approval Policy”), which requires that all Related Party Transactions are subject to approval or ratification in accordance with the Company’s policy, and that an Independent Committee review and approve or take such other action it may deem appropriate with respect to (a) Related Party Transactions, (b) any material amendment, modification, extension or termination of a Related Party Transaction, (c) any amendment, modification, extension or termination of a transaction that thereby will become a Related Party Transaction, and (d) the handling and resolution of any disputes arising in connection with Related Party Transactions. The Board has assigned this task to the Audit Committee as a committee of independent directors. The Related Party Transaction Approval policy defines a “Related Party Transaction” as (i) a transaction in which the Company or one or more of its subsidiaries is a participant and which involves an amount exceeding $120,000, in which any director, officer, greater than 5% shareholder of the Company or any other “related person” (as defined in Item 404 and included below), has or will have a direct or indirect material interest, (ii) any material amendment, modification, extension or termination of the Registration Rights Agreement the Company is a party to, and (iii) any other transaction for which disclosure will be required pursuant to Item 404.

In determining whether to approve or ratify any Related Party Transaction, the independent committee or the disinterested members of the Board, as the case may be, shall consider all factors that are relevant to the Related Party Transaction, including, without limitation, the following:

•	The terms of the Related Party Transaction;
•	The related person’s interest in the Related Party Transaction;
•	The purpose and timing of the Related Party Transaction;
•	The nature of the involvement of the Company and its subsidiaries in the Related Party Transaction and whether the Company or its subsidiaries (as applicable) have demonstrable business reasons to enter into the Related Party Transaction;

Orion Engineered Carbons	2023 Proxy Statement	30

•	Whether the Related Party Transaction would impair the independence of a director;
•	Whether the Related Party Transaction involves any potential reputational or other risk issues; and
•	Any other information the Independent Committee deems relevant.

In the event that the Company becomes aware of a Related Party Transaction that was not approved under the Policy, such Related Party Transaction will be reviewed in accordance with the Policy as promptly as reasonably practicable. The Audit Committee will consider all of the relevant facts and circumstances, evaluate all options available to the Company, including ratification, amendment or termination of such Related Party Transaction and take such course of action as the Audit Committee deems appropriate under the circumstances.

The policy supplements the conflict of interest provisions in our Code of Conduct and Code of Ethics for senior financial officers.

Related Party Transactions

As of December 31, 2022, related parties with which Orion entered into the below transactions concerned Deutsche Gaßrußwerke (DGW), a joint venture company of Orion that is accounted for using the equity method and Arcelor Mittal. The transactions concerned the following:

(in Million $)	DGW	Arcelor Mittal	Total
Trade Receivables	0.9	0.0	0.9
Trade Payables	25.2	0.0	25.2
Purchases	156.0	1.2	157.2
Sales and Revenue	5.6	0.0	5.6

Contacting the Board

Any shareholder or any other interested party who wishes to communicate directly with our Board or the non-executive directors as a group may do so by corresponding with Investor Relations at the following address: Investor Relations, Orion Engineered Carbons S.A., 1700 City Plaza Drive, Suite 300, Spring, Texas 77389, or via e-mail at investor-relations@orioncarbons.com. The Company will forward any such communication to the intended recipients, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal or similarly inappropriate.

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Executive Officers

Set forth below is information regarding the Company’s current executive officers.

Name	Age	Title
Corning F. Painter	60	Chief Executive Officer
Robert Hrivnak	62	Chief Accounting Officer
Jeffrey Glajch	60	Chief Financial Officer (from April 18, 2022)
Dr. Sandra Niewiem	47	Senior Vice President, Global Specialty Carbon Black and EMEA Region
Pedro Riveros	52	Senior Vice President, Global Rubber Carbon Black and Americas Region
Carlos Quinones	58	Senior Vice President, Global Operations

Corning F. Painter. Mr. Painter became the CEO of Orion Engineered Carbons in September 2018. He is responsible for setting strategy and policy, developing leadership talent, meeting customer and shareholder commitments, and setting company culture.

Prior to joining Orion, he was the Executive Vice President for Industrial Gases at Air Products and Chemicals, a publicly listed global industrial gas company from 2014 until he left the company in 2018. Prior to that he was Senior Vice Present of the Merchant Gases division of Air Products from 2013 to 2014. Mr. Painter joined Air Products in 1984 as a participant in a career development program and held various positions including Vice President, Global Electronics, Senior Vice President, Corporate Strategy and Technology, and Senior Vice President Supply Chain (operations, engineering, procurement, safety). He was based overseas in Asia and Europe for ten years.

Mr. Painter has served on numerous non-profit boards. He is a Certified Professional Engineer and holds a Bachelor of Science degree in chemical engineering from Carnegie-Mellon University.

Robert Hrivnak. Mr. Hrivnak joined Orion in August 2020 as Chief Accounting Officer and was appointed Interim Chief Financial Officer from October 2021 – April 2022.

Mr. Hrivnak has over 30 years of experience as an accomplished financial executive. He joined Orion from Clearwater Paper, a manufacturer of paper products, where he served as Chief Financial Officer and Chief Accounting Officer. Prior to Clearwater, he served as Chief Accounting Officer of Itron, Inc., a global public technology and services company providing products and services to utilities and municipalities.

Mr. Hrivnak is a Certified Public Accountant (CPA) and holds a Bachelor of Science degree in business and accounting from Ohio State and a Master of Business Administration (MBA) degree from the University of Wisconsin.

Jeffrey Glajch. Mr. Glajch joined Orion on April 18, 2022 as Chief Financial Officer. Mr. Glajch has over 30 years of experience leading corporate finance and accounting control functions for both public and private companies. Prior to joining Orion, he served as CFO for 13 years for Graham Corporation, an NYSE listed company which is a leading designer and manufacturer of vacuum and heat transfer equipment for energy markets and process industries. Prior to Graham Corporation, he held senior financial roles at a number of companies. He has served on numerous non-profit and university boards.

Mr. Glajch holds a Master of Science degree in Industrial Administration (MBA) from Purdue University, a Master of Science degree in chemical engineering from Clarkson University and a Bachelor of Science degree in chemistry from Carnegie-Mellon University.

Dr. Sandra Niewiem. Dr. Niewiem was appointed Senior Vice President Global Specialty Carbon Black and EMEA Region in September 2019. She joined Orion in December 2013 and previously held the position of Vice President Global Product Management and Business Development Specialty Carbon Black. She has over 19 years of experience in process industries, engineering and industrial goods, and more than 13 years in management consulting at a global consulting firm. Dr. Niewiem holds an Economics Doctorate from European Business School and a Master of Science degree in business administration from James Madison University, Virginia.

Pedro Riveros. Mr. Riveros joined Orion Engineered Carbons in the current role in June 2019. Immediately prior to Orion, he served in multiple business leadership roles at Air Products and Chemicals from 1994 to 2019 where his key areas of expertise included Business Strategy, Margin Enhancement, Productivity and Supply Chain Management. He has 25 years of experience in varied general management and business management roles in the industrial gas and chemicals area both in North and South America. Mr. Riveros holds a Bachelor of Science degree in mechanical engineering from Rensselaer Polytechnic Institute, New York.

Carlos Quinones. Mr. Quinones joined Engineered Orion Carbons in the current role in June 2019. Immediately prior to joining Orion, he held multiple Operations leadership positions at Air Products and Chemicals from 2015 to 2019. Prior to Air Products, Mr. Quinones held positions of increasing leadership responsibilities in the chemical industry experience with Praxair, Rohm and Haas/Dow Chemical, and Arco Chemical. Mr. Quinones holds a Bachelor of Science degree in Mechanical Engineering from Texas A&M University.

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Security Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of our Common Shares as of March 24, 2023, by (i) each of our directors and named executive officers (“NEO”s), individually, (ii) all of our directors and executive officers as a group, and (iii) each person known to our management to be the beneficial owner of more than 5% of the outstanding Common Shares.

Name and Address of Beneficial Owner(1)	Common Shares Beneficially Owned	Percent
5% Shareholders:
Pzena Investment Management, LLC(2)	4,343,557	7.3%
BlackRock, Inc.(3)	4,175,913	7.0%
T. Rowe Price Investment Management, Inc(4)	3,644,993	6.1%
William Blair Investment Management, LLC.(5)	3,553,966	6.0%
Directors and Executive Officers:
Anthony L. Davis(7)(8)	2,741,655
Kerry A. Galvin(7)	41,332	*
Jeff Glajch(6)	30,000	*
Robert Hrivnak(6)	623
Paul Huck(7)	59,936	*
Mary Lindsey(7)	31,618	*
Didier Miraton(7)	29,936	*
Sandra Niewiem(6)	9,018	*
Yi Hyon Paik(7)	21,618	*
Corning F. Painter(6)	554,089	*
Carlos Quinones(6)	46,223	*
Pedro Riveros(6)	17,084	*
Dan F. Smith(7)	64,936	*
Hans-Dietrich Winkhaus(7)	30,434	*
Michel Wurth(7)	21,618	*
Directors and Executive Officers as a group (14 persons):	3,700,120

*	Represents less than 1% of the number of Common Shares outstanding.
(1)	Beneficial ownership is determined in accordance with SEC rules. The percentage of Common Shares beneficially owned is based on 59,535,861 Common Shares as of March 24, 2023.
(2)	As reported in a Schedule 13G/A filed by Pzena Investment Management, LLC on January 23, 2023. Pursuant to the Schedule 13G/A, Pzena Investment Management, LLC is a registered investment adviser, organized in Delaware. According to the Schedule 13G/A, the Common Shares were acquired and are held in the ordinary course of business and the address of the principal office of Pzena Investment Management, LLC is 320 Park Avenue, 8th Floor, New York, NY 10022. The number of shares beneficially owned by Pzena Investment Management, LLC with sole voting power amounts to 3,112,662 and the number of shares beneficially owned with sole dispositive power amounts to 4,343,557.
(3)	As reported in a Schedule 13G/A filed on February 1, 2023 by BlackRock, Inc. Pursuant to the Schedule 13G/A, BlackRock, Inc. is a parent holding company or control person organized in Delaware. According to the Schedule 13G/A, the Common Shares were acquired and are held in the ordinary course of business. According to the Schedule 13G/A, the address of the principal office of BlackRock Inc. is 55 East 52nd Street, New York, NY, 10055. The number of shares beneficially owned by Blackrock, Inc. with sole voting power amounts to 4,102,342 and the number of shares beneficially owned with sole dispositive power amounts to 4,175,913.
(4)	As reported in a Schedule 13G filed by T. Rowe Price Investment Management, Inc. on February 14, 2023. Pursuant to the Schedule 13G, T. Rowe Price is an investment adviser organized in Maryland. According to the Schedule 13G, the Common Shares were acquired in the ordinary course of business and the address of the principal office of T. Rowe Price Investment Management, Inc. is 100 E. Pratt Street, Baltimore, MD 21201. The number of shares beneficially owned by T. Rowe Price Investment Management, Inc. with sole voting power amounts to 1,315,034 and the number of shares beneficially owned with sole dispositive power amounts to 3,644,993.

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(5)	As reported in schedule 13G/A on February 9, 2023 by William Blair Investment Management, LLC. Pursuant to the Schedule 13G/A, William Blair Investment Management, LLC is an investment advisor organized in Delaware. According to the Schedule 13G, the Common Shares were acquired and are held in the ordinary course of business. According to the Schedule 13G, the address of the principal office of William Blair Investment Management, LLC, is 150 North Riverside Plaza, Chicago, IL 60606. The number of shares beneficially owned by William Blair Investment Management, LLC with sole voting power amounts to 2,313,010 and the number of shares beneficially owned with sole dispositive power amounts to 3,553,966.
(6)	Includes the shares of restricted stock and/or restricted stock units that have vested or will vest, and will be converted to shares with voting rights, on or before June 30, 2023. The RSUs held by the executive officers exclude vested RSUs that have not been converted to shares and do not allow for voting rights. Under these agreements, units vest ratably over a 3-year period but are not converted to beneficially owned shares with voting rights until the end of the three-year period.
(7)	This amount includes 6,439 restricted shares granted to the reporting person on July 1, 2022, that will vest on the day prior to the 2023 Annual General Meeting.
(8)	This shareholding includes shares held by entities controlled by Mr. Davis, and that thus fall within the definition of beneficial ownership in accordance with SEC rules.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of our Common Shares to file reports of ownership and changes in ownership with the SEC. These officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

In 2022, two Form 4s for Anthony L. Davis reporting (1) the grant on July 1, 2022 to Mr. Davis of 6,439 restricted shares by the Company, and (2) the assignment on September 28, 2022 by Mr. Davis of such restricted shares, were filed late. Additionally, in March 2023, one Form 4 was filed for Robert Hrivnak, reporting late (1) the acquisition of an aggregate of 14,638 Common Shares in four open-market purchases from September 2020 to October 2022, and (2) the acquisition of an aggregate of 13.606 Common Shares by way of the reinvestment of dividends in connection with six dividend payments from January 2022 to January 2023. To our knowledge, all other Section 16(a) reporting requirements applicable to our directors and executive officers were satisfied in a timely manner.

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PROPOSAL 2

Advisory Vote on Executive Compensation

The Company is seeking a non-binding advisory vote from its shareholders to approve the compensation paid to our NEOs for the year 2022, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. This vote is commonly referred to as the “Say-on-Pay” vote. In accordance with the requirements of the SEC, we are providing our shareholders with an opportunity to express their views on the compensation paid to our NEOs in a non-binding, advisory vote.

The Company’s core compensation philosophy is to align executive compensation with our shareholders’ interests and our annual and long-term performance. This includes linking executives’ pay to their performance and the Company’s overall annual and long-term performance.

Our Board and the Compensation Committee are dedicated to ensuring that our executive compensation programs reflect best practices in numerous ways, including by making a portion of compensation performance-based to maximize both short- and long-term shareholder value. The Board believes the Company’s compensation programs are well-tailored to align executive officers’ interest with those of our shareholders, retain executive talent and reward performance. We encourage our shareholders to read the “Compensation Discussion and Analysis” section in this Proxy Statement, which describes (i) the processes our Compensation Committee used to determine the structure and amounts of the compensation of our NEOs for 2022 and (ii) how our executive compensation philosophy, policies and procedures operate and are designed to achieve our compensation objectives. The Compensation Committee and the Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our NEOs to dedicate themselves to value creation for our shareholders.

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are asking our shareholders to approve the following resolution regarding the compensation of our NEOs:

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. (the “Company”) hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the Company’s 2023 Annual General Meeting of Shareholders.

Although this advisory vote is non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our NEOs’ compensation and related executive compensation programs.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE, ON A NON-BINDING ADVISORY BASIS, FOR THE APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION PAID FOR THE YEAR 2022.

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PROPOSAL 3

Approval of the Compensation of the Board of Directors of the Company

We are asking our shareholders to approve the following resolution regarding the compensation of the Board of Directors of the Company:

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. (the “Company”) hereby approve to remunerate the members of the Board during the financial year that ends on December 31, 2023 as follows: (i) each non-executive director shall receive a cash retainer of $100,000 and restricted Common Shares of the Company with a value of $137,500 at the time of issuance, with such awards generally subject to vesting only if the director serves the full approximate one-year term she/he was appointed for; (ii) the non-executive Chairman of the Board shall receive an additional cash retainer of $105,000; (iii) the Chairman of the Audit Committee of the Board shall receive an additional cash retainer of $25,000; (iv) the Chairman of the Compensation Committee of the Board shall receive an additional cash retainer of $25,000, and (v) the Chairman of the Nominating, Sustainability and Governance Committee shall receive an additional cash retainer of $20,000. Each non-chairing, non-executive member of the following Board committees shall receive an additional cash retainer as follows: for Audit Committee members an additional cash retainer of $10,000, for Compensation Committee members an additional cash retainer of $7,000, and for Nominating, Sustainability and Governance Committee members an additional cash retainer of $5,000.

We encourage our shareholders to read the “Compensation Discussion and Analysis” section in this Proxy Statement, specifically the section titled “Compensation of Our Named Executive Officers and Directors – Director Compensation” for further information on this proposal.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE BOARD OF DIRECTORS OF THE COMPANY.

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CD&A Summary

Executive Summary Highlighting our Performance	p.38
Our Executive Compensation Practices and Program	p.40
How Pay is Tied to Performance	p.42
Compensation Decisions for 2022	p.42
Compensation Committee Report	p.52

Compensation Highlights

•	Continued emphasis on critical project priorities under the 2022 STI program to position the company for long-term growth.
•	Continuation of Sustainability and Employee Engagement Measures in the 2022 LTI Plan to ensure alignment of our compensation program with our objective to drive long-term shareholder value.

Our NEOs

Corning F. Painter CEO of Orion Engineered Carbons	Jeff Glajch CFO of Orion Engineered Carbons
Sandra Niewiem SVP, Global Specialty Carbon Black and EMEA Region of Orion Engineered Carbons	Pedro Riveros SVP, Global Rubber Carbon Black and Americas Region of Orion Engineered Carbons
Carlos Quinones SVP, Global Operations of Orion Engineered Carbons

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Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (“CD&A”), we provide an overview of our executive compensation program and describe the material components of our executive compensation program for our 2022 named executive officers (“NEOs”). Our NEOs for 2022 were:

Name	Age	Title
Corning F. Painter	60	Chief Executive Officer
Robert Hrivnak	62	Interim Chief Financial Officer (until April 17, 2022)
Jeff Glajch	60	Chief Financial Officer (from April 18, 2022)
Sandra Niewiem	47	Senior Vice President, Global Specialty Carbon Black and EMEA Region
Pedro Riveros	52	Senior Vice President, Global Rubber Carbon Black and Americas Region
Carlos Quinones	58	Senior Vice President, Global Operations

Executive Summary

We enjoy a long-standing reputation within the industry for carbon black product and process technology, applications knowledge and innovation. Our goal is to remain at the forefront of the industry in terms of product development by having dedicated applications technology teams, commercial teams and manufacturing facilities. Our long-term success depends on our ability to attract, engage, incentivize and retain highly talented individuals who are committed to our corporate and business strategies.

Orion takes a long-term view of performance, growth and value creation as an essential part of our culture, business strategy and compensation approach. Building a business that is resilient to fluctuations in the economy is critical to our success.

We believe that through the leadership of our experienced executive team, we performed well in a challenging economic environment, delivering a record annual Adjusted EBITDA of $312.3M (up 16.4% year over year).

Our key 2022 business, safety and sustainability and strategic achievements included the following:

•	Achieved record adjusted EBITDA despite significant foreign exchange movements
•	Advanced our Greenfield plant in Huaibei, China which is now shipping qualification samples;
•	Achieved ISCC certification for bio-circular grades at three plants across two continents
•	Ahead of plan on natural gas reduction in Europe.
•	Continued our top quartile mid-sized chemical company safety performance as measured by our OSHA Recordable Incident Rate of 0.41;
•	Commissioned a new air emissions system at our Borger, Texas facility;
•	Growing our global workforce by 8.8% year over year.
•	Conducted our first Leadership Academy program
•	Achieved a B-score from CDP and Gold medal from EcoVadis
•	Successfully executed against 8 of 10 critical strategic objectives focused on ensuring the Company continues to focus on long term improvement projects with continued emphasis on process improvements, cost reduction, employee training and development, safety and new business opportunities.
•	Continued to pay our dividend.

In 2022, we continued to demonstrate our operational resilience by successfully executing our strategy across the following six core pillars:

(1)	Employees: protecting our people;
(2)	Production: maintaining safe, functioning, productive plants;
(3)	Customers: Serving our customers’ evolving needs;

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(4)	Liquidity: enhancing our financial flexibility and ensuring we maintain strong financial standing;
(5)	Supply Chain: maintaining adequate access to raw materials despite often snarled international shipping channels and supply chains; and
(6)	Community/ESG: supporting the communities in which we are privileged to operate.

Our Compensation Philosophy

Our executive compensation program is designed to align with our pay-for-performance philosophy and, accordingly, directly links a substantial portion of annual executive compensation to Company performance. We also believe that the amount of compensation paid to each NEO should reflect the depth of their experience and the quality of their performance. We place a significant emphasis on long-term incentive compensation, designed to link the value created for shareholders with those responsible for the results. We offer a total compensation opportunity that is both competitive with similarly sized companies for our industry and that is internally equitable. Our compensation program is designed to attract, develop and retain business leaders to drive financial and strategic growth and build long-term shareholders value, and to deliver competitive compensation for superior Company performance. Likewise, when Company performance falls short of expectations, these variable incentive programs deliver lower levels of compensation. However, the Compensation Committee endeavors to balance pay-for-performance objectives with retention considerations so that, even during a temporary downturn in the economy and the chemicals industry, the program continues to ensure that qualified, successful, performance-driven employees stay committed to increasing our long-term value. Furthermore, to attract and retain highly skilled management, our executive compensation program must remain competitive with those of comparable employers who compete with us for talent.

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Our Executive Compensation Practices

We seek to maintain high standards with respect to the governance of executive compensation. Key features of our compensation policies and practices that aim to drive performance and align with stockholder interests are highlighted below:

Our Compensation Practices	Our Prohibited Compensation Practices
Pay-for-Performance—We align annual and long-term incentive opportunities with our annual operating plan and shareholder interests.	No Guaranteed Increases—We do not guarantee salary increases for our NEOs.
Align Total Compensation with Our Peers—We position the target total direct compensation levels for our NEOs within the range of the median for our peers.	No Excessive Perquisites or Special Benefits—Our NEOs are only eligible to participate in benefit plans that are generally available to all of our employees, or that are customary benefits for executives within the applicable jurisdiction.
At-Risk Compensation—Our incentive-based compensation represents a significant portion of our executives’ compensation by using a combination of lower base salaries and an emphasis on pay-for-performance.	Only Double-Trigger Change in Control Provisions for Equity Awards—No automatic single trigger accelerated vesting of equity in connection with a change in control.
Annual Review—We conduct an annual review of our executive compensation program to ensure it rewards executives for strong performance, aligns with stockholder interests, and retains top talent.	No Excessive Severance Benefits—We do not provide for cash severance payments to our U.S. based executives other than for our CEO.
Independent Consultant—We use an independent compensation consultant retained by the Compensation Committee.	No Excise Tax Gross-Ups—We do not provide excise tax gross-up payments.
Stock Ownership Guidelines—We have adopted robust stock ownership guidelines for our executive officers.	No Pledging—We prohibit the pledging of the Company’s stock by directors, officers, and employees of the Company while holding material non-public information about the Company or being otherwise not permitted to trade the Company’s stock.
Mitigate Undue Risk—We utilize a mix of performance metrics, cap potential payments, provide a three-year vesting period for performance stock awards, and conduct an annual compensation risk assessment analysis each year.	No Repricing of Options or TSR targets—We currently do not issue stock options as part of our compensation strategy and we do not reset TSR benchmarks.
Clawback—All equity awards and compensation derived therefrom are subject to clawback in the event of material financial misstatements, violation of applicable restrictive covenants and engaging in misconduct that triggers a for-cause termination.

Elements of Our 2022 Compensation Program

The Compensation Committee has built our executive compensation program upon a framework that includes the components and objectives listed below. The Compensation Committee routinely reviews each component of the executive compensation program to see how it affects target total pay levels and considers pay ranges for similar executive positions among companies in our peer group and in the chemical sector.

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Program	Award Type	Objective of Element	Description
Base Salary	Cash	To provide an appropriate base salary mitigating inappropriate risk-taking by providing a fixed, certain and regular level of income.	Base salaries are set at market competitive levels, subject to adjustment for a number of other factors such as merit increases, unique job responsibilities, experience, individual contributions and number of years in the position.
Annual Short-term Incentive (“STI”) Compensation	Cash

To incentivize and reward performance on key metrics that support the Company’s annual operating plan.

Promote Pay-for-Performance in a competitive way.

Generally targeted competitive levels among companies in our peer group based upon achieving specified performance goals.

Designed to offer opportunities for cash compensation directly tied to Company performance relative to established performance targets that the Compensation Committee believes create shareholder value. Annual STI payouts range from 0% to 175% of the target bonus for 2022, based on performance relative to the designated targets. We pay the annual STI awards during the first quarter following the end of the applicable fiscal year.
Performance- based Restricted Stock Units	Equity Performance Stock Units (PSUs)	To strengthen alignment with shareholders’ interests, 70% of the LTIP is performance-based.	The PSU payout ranges from 0% to 200% of the target number of Common Shares granted based on rTSR (50%), ROCE (25%), Sustainability (12.5% and Employee Engagement (12.5%) over the three-year performance period.
Time-based Restricted Stock Units	Equity Restricted Stock Units (RSUs)	For retention purposes, 30% of the LTIP is time-based.	RSUs vest one-third on each vesting date, subject to continued employment.
Retirement and other Employee Benefits		To provide competitive benefits to protect our employees and their covered dependents’ health and welfare, facilitate strong performance on the job, and enhance productivity.	Executive officers and NEOs are eligible to participate in the same benefit programs that are offered to other salaried employees in their respective jurisdictions, including the 401(k) plan matching benefits, auto allowances, and participation in health and welfare plans.

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Compensation Mix: How Pay is Tied to Performance

Our executive compensation program directly links the majority of executive compensation opportunity to our financial performance through annual and long-term incentives. The elements of the NEO compensation program have remained relatively consistent year to year, with target compensation allocated between fixed and variable, cash and non-cash and short-term or long-term components. The Target Compensation Mix chart below describes each of the compensation elements for the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) and other current NEOs for 2022 as a percent of total target direct compensation.

NEOs

The above includes annualized compensation for current NEOs as of December 31, 2022 and excludes Mr. Hrivnak, who served as Interim Chief Financial Officer of the Company until April 17, 2022.

As illustrated in this chart, our short-term incentive program (“STI”), which is primarily dependent on our financial performance and the accomplishment of critical projects, and the performance-based portion of our long-term incentive plan (“LTIP”), which is linked to return on capital employed (“ROCE”), total shareholder return relative (“rTSR”) to other chemical companies, sustainability and employee engagement together constitute approximately 82% and 56%, respectively, of the total target direct compensation of our CEO and other NEOs.

2022 Compensation for NEOs

We believe that the total compensation opportunity for each NEO in 2022 reflects the depth of their experience, quality of their performance and level of service to the Company and its shareholders. The 2022 compensation of our NEOs illustrates how a meaningful portion of each executive’s pay is based on performance against our short-term and long-term strategic objectives.

Base Salary

We pay base salaries to attract and retain talented executives and to provide a fixed base of cash compensation. The table below shows the annual salary of each NEO for 2021 and 2022:

Named Executive Officer	2022 Annual Base Salary ($)	2021 Annual Base Salary ($)	Percentage Increase
Corning F. Painter	1,000,000	955,500	4.7%
Jeff Glajch(1)	450,000	N/A	NA
Robert Hrivnak(2)	268,650	249,600	7.6%
Sandra Niewiem(3)	330,765	305,512	8.3%
Pedro Riveros	377,817	353,100	7.0%
Carlos Quinones	358,974	326,340	10.0%

(1)	Mr. Glajch joined Orion on April 18, 2022 as Chief Financial Officer. The figure in this column represents his annualized base salary.
(2)	Mr. Hrivnak received a monthly allowance of $10,000 in addition to his annual base salary for the period in which he has served as Interim CFO and fully transitioned his responsibility to Mr. Glajch, commencing on November 1, 2021. This allowance is not included in the annual base salary listed above.
(3)	Dr. Niewiem’s annual base salary is paid in Euros and is converted in the table above using the conversion rate at December 31, 2022 where 1 Euro = USD1.06749.

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For fiscal year 2022 base salary determinations, the Compensation Committee reviewed each NEO’s job responsibilities, management experience, individual contributions, tenure and then-current salary, as well as the executive compensation benchmarking data prepared by the independent compensation consultant Korn Ferry (“KF”).

Annual Short-term Incentive (“STI”) Compensation

STI compensation is designed to offer opportunities for cash compensation directly tied to our performance relative to established performance targets that the Compensation Committee believes create shareholder value. We provide opportunities for our executives to earn annual cash incentive awards that reward performance achievements for the year. Performance goals are objective and based on our business strategy and budget approved by the Compensation Committee. Our STI Plan is designed to:

•	focus executives on key financial and strategic goals that support our annual operating plan;
•	link short-term pay to our annual performance;
•	put a meaningful portion of compensation at risk based on our financial success;
•	incentivize and motivate executives to achieve our short-term strategic and financial objectives that we believe will drive long-term value creation; and
•	provide a competitive level of target annual compensation to attract and retain key talent.

At the beginning of 2022, the Compensation Committee reviewed the annual target awards opportunities for Messrs. Painter, Riveros and Quinones and Dr. Niewiem which are fixed in each of the NEO’s employment agreements and offer letters and affirmed that no changes were needed. Mr. Glajch’s annual target awards were approved by the Compensation Committee in conjunction with his April, 2022 hire date. This allowance is considered as eligible compensation for bonus calculation purposes. The target annual incentive award opportunities for our NEOs, consistent with the requirements of their employment agreements and offer letters are as follows:

Name(1)	Target Bonus as a Percentage of Base Salary
Corning F. Painter	100%
Jeff Glajch	65%
Robert Hrivnak	40%
Sandra Niewiem	50%
Pedro Riveros	50%
Carlos Quinones	50%

STI payouts range from 0% – 175% of the NEO’s target annual bonus. Seventy-five percent (75%) of the annual target bonus is determined by the EBITDA, Safety and Sustainability results achieved as compared to the threshold, target, and maximum for each performance metric, calculated and awarded independently, such that one portion of the STI award may be earned even if the threshold level of performance for the other measure is not achieved. Performance at the threshold level results for the EBITDA, Safety and Sustainability metrics result in a payout at 50% of target STI, performance at the target level results in a payout at 100% and performance at the maximum level results in a maximum payout at 200%. For these three measures, we use linear interpolation to determine STI payouts for performance between the three levels.

The remaining twenty-five percent (25%) of the bonus calculation is based on the successful execution of key projects designed to provide a mix of short-term and long-term benefits. These projects focused on process improvements, employee training and development, safety and new business opportunities.

The performance targets and payout terms applied to each NEO is the same as all employees of Orion and based on the Compensation Committee’s determination that each measure is integral to the overall success of the Company. Our NEOs may not defer payment of any portion of their STI payout and Orion does not sponsor any deferred compensation program that would permit such a deferral.

The Compensation Committee established the following performance metrics and weightings for the 2022 STI:

Measure	Weight	Threshold Level (50% Payout)	Target Level (100% Payout)	Maximum Level (200% Payout)
EBITDA	70	$283.5 MM	$ 315 MM	$346.5 MM
Safety	2.5%	OSHA Recordables 3	OSHA Recordables 2	OSHA Recordables 1
Sustainability	2.5%	EcoVadis Score 63	EcoVadis Score 65	EcoVadis Score 67

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Rationale Behind the Performance Measures

The Compensation Committee establishes the STI performance goals, where applicable, based on our Board approved business plan and strategic priorities. Our 2022 goals were set at the beginning of the year, reflecting our expectations about the performance of our business. We believe our performance metrics (and resulting compensation) reflect a focused, but well-balanced view of performance that supports our expectations to drive strong business results, provide sound risk management and lead to long-term shareholder value.

The Compensation Committee chose the combination of three performance measures (Adjusted EBITDA, Safety and Sustainability) and the execution of key projects for our 2022 STI to align with our key business goals and objectives and to align generally with our operating plan. The Compensation Committee chose the relative weights of the performance measures based on the desire to emphasize financial results while maintaining a focus on certain non-financial objectives. The Compensation Committee desires to harmonize all Orion employees’ STI Plan measures and efforts. More specifically,

•	The target level of Adjusted EBITDA was established based on our 2022 operating plan. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, and amortization.
•	The target for Safety was based on improvement over 2020, 2021 and 2022 and reflecting top quartile performance levels for the Chemical Industry.
•	The target for Sustainability was set as an improvement from the 2021 level (63) and considering that the scoring criteria is tightened each year.
•	The maximum performance levels for Adjusted EBITDA, Safety and Sustainability were set at levels that the Compensation Committee believed to be reasonably attainable but only as the result of exceptional performance.
•	Safety and Sustainability metrics form a part of the STI because they are critical to our success as an organization. The Compensation Committee believes that there is an inherent alignment between Orion’s sustainability agenda and the successful achievement of its strategic and operational goals.
•	The target for Emerge Stronger was 100% completion of the actions which corresponded with a maximum payout potential of 100%.

The Compensation Committee retains discretion to take into account extraordinary or infrequently occurring events, or significant corporate transactions in deciding whether to adjust the performance metrics for the STI. The Compensation Committee also retains discretion in determining the actual STI amount paid, in order to ensure that the STI remains consistent with its stated objectives.

Performance Against Our 2022 STI Plan Measures

The following table summarizes the Company’s performance against its 2022 STI targets as originally established by the Compensation Committee:

Measure	Weight	Threshold Level (50% Payout)	Target Level (100% Payout)	Maximum Level (200% Payout)	2022 Actual	Payout %
EBITDA	70%	$283.5 MM	$315 MM	$346.5 MM	$312.3MM	67.0%
Safety	2.5%	OSHA Recordables 3	OSHA Recordables 2	OSHA Recordables 1	OSHA Recordables 5	0.0%
Sustainability	2.5%	EcoVadis Score 63	EcoVadis Score 65	EcoVadis Score 67	EcoVadis Score 72	5.0%
Total	75%					73.0%

As shown in the table above, in 2022 we fell short of our Adjusted EBITDA goal, with actual results on this measure commensurate with a payout slightly below target for our NEOs. Our Safety performance fell short of the threshold and equated to an overall zero payout. Our Sustainability performance was in line with the maximum payout measure.

Emerge Stronger/Key Projects

In 2022, we maintained a measure under our STI program to continue to incentivize completing specific improvement projects. We find this to be an effective way to link variable compensation to specific actions and weighted this aspect at 25% of the overall STI formula. Results for the remaining 25% of the calculation are summarized in the table below. The calculation is based on the number of projects successfully executed (numerator) divided by the total number of projects (denominator). The maximum award for this portion of the calculation is 100% and there is no multiplier to increase percentage payable above 100%.

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KPI Description	KPI target	Achieved
Increase internal hiring	Increase by 1/3 (ex entry level)	Yes
Complete leadership training	95% of identified leaders by end of Q3.	Yes
Establish new internal news site	Launch by end of Q1	Yes
Critical Safety Rule Implementation	Establish, communicate and rollout by YE22	Yes
Implement two identified E-enabled work enhancements related to production	Per plan rollout to 100% of manufacturing sites.	Yes
Customer new product qualifications	Achieve 75% of targeted qualifications by year-end.	Yes
Improve over the water export delivery	Improve by 15%.	No
Stage gate capital projects	Load all capex projects >$5MM prior to final approval by YE22.	Yes
Completed identified capital projects to expected projected scope.	Complete Huaibei site build and Borger air emissions projects on time and in budget.	No
Sustainable/circular product implementation from bio-circular raw material	Produce 250 tons of product from bio-circular raw material.	Yes

The achievement levels related to the KPIs underlying the Emerge Stronger Targets were determined based on a scorecard that resulted in a score commensurate with a 20.0% of target bonus STI payout. After adding the Adjusted EBITDA measure payout 67.0%, and the Safety and Sustainability measure payouts of 5.0%, the Compensation Committee applied 93.0% to each NEO’s target bonus in 2022.

The following table illustrates the actual payout level for the 2022 STI for each of our NEOs:

Name	Position	Target Bonus as Percentage of Base Salary	Actual 2022 STI Plan Payout ($)	Percentage of Annual Base Salary at December 31, 2022
Corning F. Painter	CEO	100%	$930,000	93.0%
Jeff Glajch(1)	CFO	65%	$193,556	60.4%
Robert Hrivnak(2)	Interim CFO	40%	$120,8006	45.0%
Sandra Niewiem(3)	SVP, Global Specialty Carbon Black and EMEA Region	50%	$153,769	46.5%
Pedro Riveros	SVP, Global Rubber Carbon Black and Americas Region	50%	$175,685	46.5%
Carlos Quinones	SVP, Global Operations	50%	$166,923	46.5%
(1)	Mr. Glajch’s 2022 STI was prorated based on his April 18, 2022 date of hire.
(2)	Mr. Hrivnak’s bonus compensation included the monthly allowance of $10,000 in addition to his annual base salary for the period in which he has served as Interim CFO and fully transitioned his responsibility to Mr. Glajch.
(3)	Dr. Niewiem’s bonus is paid in Euros and has been converted to US Dollars using the December 31, 2021 exchange rate of USD 1.06749

LTIP Program

The purpose of our LTIP is to incentivize our executives to increase shareholder value over the long-term, to align their interests with our shareholders through ownership and to provide retention through vesting criteria and to have competitive compensation to attract and retain our leadership. A portion of annual LTIPs are issued as PSUs, which are contingent on the successful completion of both performance-based and time-based requirements before any payout occurs, further strengthening the link between individual pay opportunities and our performance. A portion of our LTIP is issued as RSUs which ensures the retention of key executives, management and high potential individuals. In determining annual equity award opportunities, the Compensation Committee determines a target value for the individual awards which are then converted into a number of Common Shares based on our average stock price during the fourth fiscal quarter in the prior year with vesting typically tied to a three-year period commencing as of January 1 of the year of grant. Existing executive equity ownership levels are generally not a factor in the Compensation Committee’s granting of LTIP awards.

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2022 LTIP Awards

The LTI awards granted by the Compensation Committee for 2022 were designed to provide our NEOs longer-term incentive opportunities that are competitive with our general industry and chemicals peer groups and reflect our overall executive compensation philosophy of aligning pay with performance. With respect to the 2022 LTIP awards, 70% of the target value was awarded in PSUs which vest based on satisfaction of specified performance targets over a three- year period, and 30% of the target value was awarded as RSUs with one-third vesting annually, in each case, subject to continued employment through the applicable vesting date.

The Compensation Committee approves the amount of each annual LTIP award, which is based on a percentage of the NEO’s base salary. The target value of our CEO’s annual LTIP award is fixed at 350% of his base salary. The target value is based on market comparisons for CEO positions, using both peer group and general industry market data, in addition to an evaluation of his performance over the prior year. Each NEO’s award opportunity (other than the CEO) is determined prior to the beginning of the performance period assigned to his or her position based on market comparisons for similar positions, using both peer group and general industry market data, in addition to an evaluation of the executive’s individual performance over the prior year.

The Compensation Committee did not make any changes to our 2022 LTI Plan. The target value of the 2022 LTI awards for each of our NEOs as set by the Compensation Committee was as follows:

Name	Position	Target	Target $	PSUs #	RSUs #
Corning F. Painter	CEO	3.5x base salary	$3,500,000	131,650	56,361
Jeff Glajch(1)	CFO (from April 18, 2022)	1.5x base salary	$420,288	16,908	7,246
Robert Hrivnak	CAO (interim CFO until April 17, 2022)	.25x base salary	$68.750	2,044	2,044
Sandra Niewiem	SVP, Global Specialty Carbon Black and EMEA Region	0.5x base salary	$165,338	6,662	2,855
Pedro Riveros	SVP, Global Rubber Carbon Black and Americas Region	0.5x base salary	$188,909	7,106	3,045
Carlos Quinones	SVP, Global Operations	0.5x base salary	$179,488	6,751	2,893
(1)	Mr. Glajch’s 2022 LTI has been prorated based on his April 18, 2022 date of hire.

The 2022 LTIP grants to our NEOs were approved by the Compensation Committee under our shareholder approved 2014 Omnibus Incentive Compensation Plan (the “Plan”). The 2022 award agreements provide for settlement in Common Shares or cash at the conclusion of the three-year performance period.

PSUs

2022 PSU awards are deemed earned based (i) 50% on rTSR (our total relative shareholder return measured over the last quarter of the three-year performance period and the last quarter of the preceding year of the three-year performance period as compared to the average of the total relative stockholder return of the S&P SmallCap 600 Index and the S&P 600 Chemicals Index for the same three-year period); (ii) 25% on our ROCE; (iii) 12.5% on Sustainability; and, (iv) 12.5% on Employee Engagement. In each case over the three- year performance period from 2022 – 2024. The ultimate number of PSUs to be earned with respect to any PSU granted is determined at the end of the performance period depending on actual results as compared to the target performance metrics, and ranges from 0% to 200% of the target number of PSUs granted.

If our rTSR is at the average of the two applicable indices, then that portion of the PSU award will be earned at target level. However, the number of Common Shares earned in respect of the PSUs tied to the achievement of rTSR is capped at 100% of the target number of PSUs granted if the Company’s total shareholder return is negative during the performance period, regardless of rTSR performance. Our ROCE measure is based on the Company’s annual achievement percentage with the opportunity to earn 1/3 payout for each calendar year. Due to competitive reasons, we are not disclosing the ROCE targets. Our Sustainability measure is based on performance versus a third-party Sustainability Index to measure the Company’s industry specific percentile ranking. Our Employee Engagement measure is based on performance versus a third-party Employee Effectiveness measure of the Company’s industry specific percentile ranking as compared to top performing companies.

2022 PSUs will have the opportunity to vest upon the determination date (December 31, 2024) based on the actual results at the end of the three-year period and require that the recipients continue to be employed by the Company through the determination date.

RSU and PSU Vesting Based on 2020– 2022 Performance Period

December 31, 2022, marks the end of the three-year performance period for the 2020 LTIP awards. The 2020 LTIP Awards included 30% RSUs and 70% PSUs. The RSUs vested ratably 1/3 each year over the three-year period and converted to shares as of the end of the full three-year period.

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The PSUs were based 75% rTSR (as compared to the average of the total relative stockholder return of the S&P SmallCap 600 Index and the S&P 600 Chemicals Index) and 25% based on ROCE for the average of 2021 and 2022 as compared to a target of 15.9%. The target levels and performance-payout ranges for such awards were set and approved by the Compensation Committee in January 2020. The rTSR portion of the PSUs expired without value as actual performance failed to eclipse the entry level threshold. The ROCE portion eclipsed the gate for 2021 and 2022 exceeded target. The tables on the next page summarize the 2020 LTIP awards to our NEOs and the actual 2020 LTIP results for the three- year performance period ending December 31, 2022 relative to target.

Name	2020 PSUs Target Number of Units Awarded	2020 PSUs Actual Number of Units Earned
Corning F. Painter	101,859	24,828
Jeff Glajch(1)	N/A	N/A
Robert Hrivnak	623	152
Sandra Niewiem	4,830	1,177
Pedro Riveros	6,399	1,560
Carlos Quinones	6,108	1,489
(1)	Mr. Glajch was not with the Company in 2020.

The 2020 rTSR and ROCE measures earned the following payouts:

2020 PSU Award rTSR Actual Achievement and Payout for the Three- Year Performance Period(1)
Orion rTSR	(4.67%)
Index Average rTSR(1)	29.47%
Threshold (85% of Index)	25.05%
Actual Payout	0.0%
(1)	For rTSR, the Company’s achievement percentage of rTSR for the Performance Period relative to the average of TSR percentage results for the Performance Period of two published indices: S&P SmallCap 600 Index, and the S&P 600 Chemicals Index (the average of the two percentage results, the “Average Index Total Shareholder Return”).

2020 PSU Award ROCE Actual Achievement and Payout for the Three-Year Performance Period(1)
Year	Target	Threshold	Actual Achievement	Actual Payout	Actual Payout based on 25% ROCE Measure
2022	15.9%	13.09%	14.8%
2021	15.9%	13.09%	16.4%	97.5%	24.375%
(1)	Return on Capital Employed is calculated by total Adjusted Earnings Before Interest and Taxes for the average of 2021 & 2022 Performance Period divided by the total Capital Employed during the Performance Period.

Compensation Consultant Role: How Executive Pay is Established

The Compensation Committee, in consultation with management and with the advice and recommendation of the Compensation Committee’s independent compensation consultant, endeavors to establish levels of compensation that are competitive in the marketplace taking into account our pay-for-performance philosophy and core principle of driving growth of long-term shareholder value.

Since the Company’s initial public offering in July 2014, the Compensation Committee has engaged KF as its independent compensation consultant. In developing our compensation program and policies and setting pay levels, KF has assisted the Compensation Committee with reviewing elements of executive pay against a comparison peer group, as discussed below and advising the Compensation Committee on evolving best practices. In addition, from time to time, the Company utilizes various salary benchmarking data sources to use as a guideline for establishing competitive market pay rates and salaries.

The Compensation Committee has evaluated the independence of KF and concluded that KF did not provide any other compensation services to the Company during 2022 and was qualified to serve as an independent consultant to the Compensation Committee.

Compensation Committee Process and Management Risk

The Compensation Committee, which is comprised entirely of independent directors, is responsible for overseeing our executive compensation program. The Compensation Committee determines and approves all compensation and payment levels for the CEO and certain other senior officers, including the other NEOs.

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The Compensation Committee performs an annual review of the CEO’s goals and his performance in achieving such goals in each fiscal year and keeps the Board apprised of such evaluations. Our CEO reviews the performance of our other senior officers, including the NEOs (other than himself), and makes recommendations to the Compensation Committee regarding the compensation for those executive officers.

The Compensation Committee, with input from KF, determines each element of compensation for the CEO. The Compensation Committee also determines each element of compensation for the other NEOs based on consideration of each individual’s leadership qualities, operational performance, business responsibilities, tenure with the Company, current compensation arrangements and long-term potential to enhance shareholder value as well as input from KF and the CEO. The Compensation Committee is under no obligation to follow these recommendations. Executive officers and others may participate in discussions with the Compensation Committee when invited to do so.

The Compensation Committee also approves all salary increases, STI awards and LTIP grants for our NEOs.

Use of Peer Group Data

The Compensation Committee utilized KF to identify a peer group for the Company to perform an annual review of our executive compensation and to assess the competitiveness of our executive compensation program. Orion’s philosophy for senior executive pay, including NEO pay, is to provide target total compensation that is competitive with our peer group and general industry market data as provided by KF. We do not benchmark our NEO compensation to any specified level, and compensation levels of executives in our peer group is just one factor considered when setting compensation levels. In addition to market data, other factors, such as an individual’s experience, responsibilities, performance and long-term strategic value to Orion, are also considered by the Compensation Committee when making recommendations and decisions on compensation.

For 2022, KF provided market data on a peer group of 15 companies with revenues between $808 million and $3.7 billion (median revenues of $1.9 billion). Peer group compensation data was limited to information that is publicly reported and such data was used to evaluate the major components of compensation for our NEOs, including base pay, target annual bonus opportunity and long-term incentive opportunities. In accordance with the foregoing process and analysis, the Compensation Committee approved the following peer group of 15 companies in the specialty chemicals industry to provide a reference for pay decisions for 2022. The Compensation Committee annually reviews peer group companies to reflect merger & acquisition activity in the industry.

Tronox Holdings PLC	Minerals Technologies Inc.	HB Fuller Company
The Stepan Co.	Koppers Holdings, Inc.	Ingevity Corporation
Sensient Technologies Corporation	Innospec Inc.	Ashland, Inc.
Ecovyst, Inc.	Quaker Chemical Corporation	Cabot Corporation
Advansix, Inc.	GCP Applied Technologies Inc.	Balchem Corporation

Pay Decision Factors

The Compensation Committee considers a number of factors when evaluating the pay levels of its NEOs. Factors include but are not limited to:

•	market reference data from our compensation peer group;
•	the NEO’s level of responsibility, performance, leadership, and experience;
•	the number of years the NEO has held the position;
•	the Company’s 2022 performance;
•	overall business strategy and business model;
•	the Company’s expected growth trajectory and constraints;
•	performance against our business tenets and long-term strategy;
•	rTSR and long-term shareholder value; and
•	the then-current economic environment.

Each NEO’s then-current target compensation provided the executive with an appropriate compensation opportunity, and later determined, based on the Company’s fiscal 2022 performance, that each NEO’s total fiscal 2022 compensation was appropriate in light of overall Company performance, the NEO’s personal performance, responsibility, experience and relative total shareholder return for 2022. For NEOs who are promoted or hired externally into their role, and whose total direct compensation is not competitive at the time of their promotion or hire, our philosophy is to bring such NEO’s compensation to benchmark levels used by the Committee generally over a three-year period.

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Compensation Decisions for 2023

We conducted our annual review of market competitiveness of the compensation of our executive officers. As part of this review, we made market-based adjustments to the base salaries of our current named executive officers.

The table below sets forth the base salary, target STI and target LTI incentive opportunities for 2023 for each of our current named executive officers.

Name	2023 Merit Increase(4)	2023 Market Adjustment	Total 2023 Adjustment	2023 Base Salary $	2023 STI Target	2023 LTI Target
Corning F. Painter	4.5%	0.0%	4.5%	1,045,000	100%	350%
Jeff Glajch	4.5%	0.5%	5.0%	472,500	65%	150%
Robert Hrivnak(1)
Sandra Niewiem(2)(3)	4.2%	5.8%	10.0%	340,746	60%	75%
Pedro Riveros(1)	4.5%	3.5%	8.0%	408,042	60%	75%
Carlos Quinones(1)	4.5%	1.5%	6.0%	380,512	60%	75%

(1)	Mr. Hrivnak’s base salary adjustment for 2023 is scheduled for April, 2023 and has not been approved as of the publication date.
(2)	The Committee approved an increase in Dr. Niewiem’s and Messrs. Riveros and Quinones’ STI and LTI target awards in 2023 to 60% (from 50%) and 75% (from 50%), respectively based on benchmarking/recommendations from KF.
(3)	Dr. Niewiem’s salary is paid in Euros and has been converted to US Dollars using the December 31, 2022 exchange rate of USD 1.06749.
(4)	Merit increase budgets are set by country depending on prevailing wage inflation.

Health and Welfare Benefits and Retirement Benefits

Our NEOs are generally eligible to participate in our broad- based employee benefit programs, which include certain retirement benefits based on the applicable individual’s jurisdiction, with matching contributions to a tax-qualified defined contribution plan for our NEOs in the U.S. and contributions to a defined contribution plan consistent with employees generally for our NEOs in Germany, group life insurance, long-term disability coverage, other group welfare benefit plans, and to receive an auto allowance per local norms, if applicable. We believe these benefits are required to remain competitive with our peers for executive talent. We do not provide any NEOs with excessive perquisites or other personal benefits.

Employment Agreements

Certain of the NEOs are party to an employment agreement describing the general terms of their employment with Orion. We believe these arrangements provide certainty to both Orion and the executive as to their rights and obligations to each other, including restrictive covenants and non-compete agreements.

Corning F. Painter

Mr. Corning F. Painter, our Chief Executive Officer, has an employment agreement (the “Painter Employment Agreement”) with the Company, which does not have a fixed term. The Painter Employment Agreement (as amended) provides for a base salary, which is $1,000,000 annually at December 31, 2022, participation in the Company’s STI and LTIP, with an annual target bonus opportunity equal to 100% of base salary and annual LTI award with a target value equal to 350% of base salary. The Painter Employment Agreement provided for a one-time sign on bonus of $410,000 (paid in 2018) and an initial RSU grant with a value of $1,000,000 on the date of grant, that has fully vested. Mr. Painter is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Orion employees, customary relocation benefits (which were paid in 2018), and certain severance benefits which are described below.

Jeff Glajch

Mr. Jeff Glajch, our Chief Financial Officer, is an at-will employee. Mr. Glajch’s base salary at December 31, 2022 was $450,000 annually, and he is eligible to participate in the Company’s STI and LTIP, with an annual target bonus opportunity equal to 65% of base salary and annual LTI award with a target value equal to 150% of base salary. Mr. Glajch received a one-time grant of 23,420 RSUs upon his hire in 2022 with a value of $402,590 on the date of grant, subject to vesting over three years. Mr.Glajch is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Orion employees, and customary relocation benefits (which were paid in 2020). Mr. Glajch is also party to a restrictive covenants agreement that limits his ability to compete with and solicit employees of Orion during his employment and for a period of one year thereafter.

Sandra Niewiem

Dr. Sandra Niewiem, our SVP Global Specialties and EMEA Region, has entered into an employment agreement which governs the terms of her employment. Dr. Niewiem’s employment agreement is governed by German law and reflects customary terms of

Orion Engineered Carbons	2023 Proxy Statement	49

employment in such jurisdiction. Dr. Niewiem’s base salary at December 31, 2022 was €309,769 annually, and she was eligible to participate in the Company’s STI and LTIP, with an annual target bonus opportunity equal to 50% of base salary and annual LTI award with a target value equal to 50% of base salary. Dr. Niewiem is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Orion employees in Germany.

Pedro Riveros

Mr. Pedro Riveros, our SVP Global Rubber Carbon Black and Americas Region, is an at-will employee. Mr. Riveros’ base salary at December 31, 2022 was $377,817 annually and he is eligible to participate in the Company’s STI and LTIP, with an annual target bonus opportunity equal to 50% of base salary and annual LTI award with a target value equal to 50% of base salary. Mr. Riveros received a one-time grant of 17,284 RSUs upon his hire in 2019 with a value of $155,037 on the date of grant, that has fully vested. Mr. Riveros is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Orion employees, and customary relocation benefits (which were paid in 2019). Mr. Riveros is also party to a restrictive covenants agreement that limits his ability to compete with and solicit employees of Orion during his employment and for a period of one year thereafter.

Carlos Quinones

Mr. Carlos Quinones, our Senior Vice President – Global Operations, is an at-will employee. Mr. Quinones’ base salary at December 31, 2022 was $358,974 annually. He is eligible to participate in the Company’s STI and LTIP, with an annual target bonus opportunity equal to 50% of base salary and annual LTI award with a target value equal to 50% of base salary. Mr. Quinones received a one- time grant of 17,284 RSUs upon his hire in 2019, with a value of $155,037 on the date of grant, that has fully vested. Mr. Quinones is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Orion employees, and customary relocation benefits. Mr. Quinones is also party to a restrictive covenants agreement that limits his ability to compete with and solicit employees of Orion during his employment and for a period of one year thereafter.

Robert Hrivnak

Mr. Robert Hrivnak, served as our Interim Chief Financial Officer until April 18, 2022, is an at-will employee. Mr. Hrivnak’s earned base salary in 2022 was $268,500 and he is eligible to participate in the Company’s STI and LTIP, with an annual target bonus opportunity equal to 40% of base salary and annual LTI award with a target value equal to 25% of base salary. During the period that Mr. Hrivnak served as Interim CFO, he received an additional monthly allowance equal to $10,000. Mr. Hrivnak is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Orion employees, and customary relocation benefits (which were paid in 2020). Mr. Hrivnak is also party to a restrictive covenants agreement that limits his ability to compete with and solicit employees of Orion during his employment and for a period of one year thereafter.

Additional information on the terms and conditions of these agreements are described in the section entitled “Potential Payments and Benefits upon Termination or Change in Control” below.

Tax and Accounting Considerations

Generally, Section 162(m) of the Internal Revenue Code disallows a tax deduction to any publicly held corporation for any individual remuneration in excess of $1.0 million paid in any taxable year to its chief executive officer, chief financial officer, any of the corporation’s three most highly compensated executive officers for the prior fiscal year, or any individual who was one of the foregoing executives in any prior year. The Committee considers the applicability of Section 162(m) and accounting impact of compensation in designing our compensation programs but also considers numerous factors alongside the objectives of the executive compensation program and our compensation philosophy that may in some cases lead to the payment of compensation that is not deductible.

Stock Ownership Guidelines

Ownership of our Common Shares by our directors and executive officers is very important to align their interests with those of our shareholders. The Board has adopted guidelines requiring that our executive officers acquire and continuously hold a specified minimum level of our Common Shares. For our executive officers, we express these requirements as a multiple of annual base salary. The minimum stock ownership requirements by level are as follows:

Stock Ownership Guidelines
Chief Executive Officer	5X Base Salary
Chief Financial Officer	3X Base Salary
Senior Vice Presidents	2X Base Salary
Director	5X Annual Board Director Fee

Orion Engineered Carbons	2023 Proxy Statement	50

Upon the appointment or election of a new director or executive officer, that person will be expected to reach full compliance with these requirements by the date that is five years after his or her first appointment or election.

Short Selling, Pledging and Insider Trading Policy

Our directors, executive officers and other employees are required to comply with our Insider Trading Policy and may not use any strategies or products (such as derivative securities or short-selling techniques) to hedge against the potential decrease of our Common Shares. Our Insider Trading Policy prohibits the pledging of any Company stock as security by our directors or executive officers, and prohibits our employees, including our NEOs, from placing Company securities in a margin account with a broker-dealer at any time when the individual is aware of material, nonpublic information or is otherwise not permitted to trade in Company securities.

Recoupment Policy

Each of the LTI awards issued to our executives, including our NEOs, includes a recoupment (clawback) provision. The agreements provide that the Company shall have the right to determine in its sole discretion to recoup and the executive will be required to repay the Company, the value of any Common Shares or cash delivered in settlement of any award in the following three circumstances:

•	if the Company restates its financial statements materially downward;
•	the executive violates any non-competition, non- solicitation and confidentiality restrictions to which he or she is subject; or
•	the executive’s employment is terminated for cause.

Compensation Risk Assessment

The Compensation Committee of the Board provides risk oversight with respect to compensation of the Company’s employees, including the NEOs and other key officers. We believe we have established a short- and long-term compensation program that properly incentivizes desired performance and mitigates inappropriate risk-taking.

The Compensation Committee oversees the Company’s executive compensation program and annually reviews the program against the Company’s strategic goals, industry practices and emerging trends in order to ensure alignment with shareholder interests. The Compensation Committee believes that our performance-based bonus and equity programs provide executives with incentives to create long- term shareholder value.

As part of this evaluation, the Compensation Committee considers whether the program components encourage or otherwise promote the taking of inappropriate or unacceptable risks that could threaten the Company’s long- term value. Based on this review, the Compensation Committee believes that many features of the Company’s compensation program which are designed to effectively promote the creation of long-term value, discourage behavior that leads to excessive risk, and mitigate the material risks associated with executive and other compensation programs.

These features for 2022 are as follows:

•	A mix of elements so that the compensation mix is not overly focused on either short-term or long-term incentives.
•	Our STI program is based on financial metrics that are objective and drive long-term shareholder value. Moreover, the Compensation Committee attempts to set ranges for these measures that encourage success without encouraging excessive risk-taking to achieve short-term results.
•	Our compensation program does not allow for unlimited payments, and annual incentive award caps limit the extent that employees could potentially profit by taking on excessive risk.
•	A significant portion of our LTIP (70%) is issued as PSUs based on ROCE, rTSR, Sustainability and Employee Engagement, which are objective and drive long-term shareholder value.
•	Our 2022 PSUs vest based on a three-year performance period which encourages executives to attain sustained performance over several years, rather than performance in a single period.
•	We have robust stock ownership guidelines which align the interests of our executive officers with the long-term interests of our shareholders and encourage our executives to execute our strategies for growth in a prudent manner.
•	The demonstrated ability to make timely changes to the executive compensation program as needed.

Based on its most recent review, management and the Compensation Committee do not believe that the compensation policies and practices of the Company create risks that are reasonably likely to have a material adverse effect on the Company.

Orion Engineered Carbons	2023 Proxy Statement	51

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Dan F. Smith (Chair) Paul Huck Didier Miraton

The foregoing report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Compensation of Our Named Executive Officers and Directors

Summary Compensation Table

The following table provides information concerning compensation of our NEOs – our Chief Executive Officer, our Chief Financial Officer, the three most highly compensated other named executive officers of Orion at the end of 2022:

Name and Principal Position	Year	Base Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Non-Equity Incentive Compensa- tion Plan(4) ($)	All Other Compensa- tion(6) ($)	Total ($)
Corning F. Painter	2022	1,000,000	—	2,745,091	930,000	15,506	4,690,597
Chief Executive Officer	2021	955,500	—	3,603,048	1,326,234	14,500	5,899,282
	2020	612,850	—	1,820,368	437,750	11,400	2,882,368
Jeff Glajch(5)	2022	320,192	—	755,262	193,556	112,203	1,381,213
Chief Financial Officer (From April 18, 2022)

Robert Hrivnak	2022	324,035	—	232,709	1,120,806	15,506	692,256
Chief Financial Officer (until April 17, 2022)	2021	247,200	—	170,797	151,390	14,500	583,888
Sandra Niewiem(5)	2022	330,687	—	138,958	153,769	57,785	681,199
SVP, Carbon Black and EMEA Region	2021	305,512	—	169,690	212,025	46,352	733,580
	2020	268,509	—	86,319	69,089	47,142	471,058
Pedro Riveros	2022	377,817	50,000	148,214	175,685	15,506	767,222
SVP, Global Rubber Carbon Black and	2021	353,100	—	223,201	245,051	14,500	835,853
Americas Region	2020	320,354	50,000	114,353	82,500	11,400	578,607
Carlos Quinones	2022	358,975		140,812	166,923	15,506	682,216
SVP, Global Operations	2021	326,340	—	206,461	226,480	14,500	773,781
	2020	305,792	—	109,162	78,750	11,400	505,104
(1)	In response to the COVID-19 pandemic, Dr. Niewiem and Messers. Riveros, and Quinones elected to take a 10% reduction in base salary effective May 1, 2020. Mr. Painter voluntarily elected to take a 50% reduction in his base salary effective May 1, 2020. Base salary was restored to pre-reduction levels on January 1, 2021. Mr. Hrivnak’s base salary included a $10,000 monthly allowance for the period he served as interim CFO and fully transitioned his responsibilities to Mr. Glajch.
(2)	The amount included in this column for Mr. Riveros includes a recognition award of $50,000 in 2022 and a recognition award of $50,000 in 2020.
(3)	Reflects the fair market value of target RSUs and PSUs at grant date. The grant date fair value of these awards was calculated in accordance with FASB ASC 718, Compensation – Stock Compensation (“FASB ASC 718”) which, for PSUS, is based on the probable outcome of the performance conditions. See Note M to our consolidated financial statements included in our 2021 Annual Report, regarding assumptions underlying valuations of equity awards. The value for each PSU award, granted under the LTI Plan, as of the grant date, assuming the maximum level of performance, is $3,736,227, $5,134,325 and $2,362,110 for Mr. Painter for 2022, 2021 and 2020 respectively, $58,008 and $479,849 for 2022 for Mr. Glajch and $77,204 for Mr. Hrivnak for 2022 and 2021, respectively, $189,068, $240,796 and $112,008 for Dr. Niewiem for 2022, 2021 and 2020 respectively, $201,668, $318,060 and $148,393 for Mr. Riveros for 2022, 2021 and 2020 respectively and $191,592, $294,206 and $141,645 for Mr. Quinones for 2022, 2021 and 2020 respectively. Mr. Glajch was not a NEO in the years prior to 2022, and Mr. Hrivnak was not a NEO in the years prior to 2021.
(4)	Represents the annual cash incentive award earned by December 31, 2022 in respect of the 2022 performance year under our STI Plan and paid in calendar year 2023.
(5)	Dr. Niewiem’s salary is paid in Euros and has been converted to US Dollars using the December 31, 2022 exchange rate of USD 1.06749.
(6)	Amounts in this column represent the following benefits available to our NEOs, including relocation, matching benefits to 401(k) contributions, office stipends and assignment allowances:

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Name and Principal Position	Year	Retirement Contributions ($)	Car Lease ($)	Office Stipend(1)	Relocation(2) ($)	Total ($)
Corning F. Painter	2022	15,250		256	—	15,506
Chief Executive Officer	2021	14,500	—	—	—	14,500
	2020	11,400	—	—	—	11,400
Jeff Glajch	2022	15,250	—	254	96,699	112,203
Chief Financial Officer (from April 18, 2022)
Robert Hrivnak	2022	15,250	—	256	—	15,506
Chief Financial Officer (until April 17, 2022)	2021	14,500	—	—	—	14,500
Sandra Niewiem(2)	2022	50,696	7,089			57,785
SVP, Carbon Black and EMEA Region	2021	39,917	6,434	—	—	46,352
	2020	40,265	6,877	—	—	47,142
Pedro Riveros	2022	15,250		256		15,506
SVP, Global Rubber Carbon Black and	2021	14,500	—	—	—	14,500
Americas Region	2020	11,400	—	—	—	11,400
Carlos Quinones	2022	15,250	—	256	—	15,506
Former SVP, Global Operations	2021	14,500	—	—	—	14,500
	2020	11,400	—	—	—	11,400

(1)	The amounts in this column represent a home/hybrid office stipend payable to all employees based in our Spring, Texas office.
(2)	The amounts in this column represent relocation costs in connection with Mr. Glajch’s business-related relocations to Houston, Texas, which are consistent with the Company’s standard Relocation Policy offered to all employees who receive a relocation package.
(3)	Dr. Niewiem’s retirement contribution amount reflects ordinary contributions to the defined contribution plan generally maintained for our employees in Germany.

Grants of Plan-Based Awards for 2022

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	Grant Date Fair Value
	Grant Date	Approval Date	Type of Award	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units(3)	of Stock Awards(4) ($)
Corning F. Painter			STI	500,000	1,000,000	2,000,000
	10/27/2022	02/24/2022	PSU				65,825	131,650	263,300		1,868,114
	10/27/2022	02/24/2022	RSU							56,361	876,977
Jeff Glajch(5)			STI	104,062	208,125	416,250
	10/27/2022	04/18/2022	PSU				8,454	16,908	33,816		239,925
	10/27/2022	04/18/2022								7,246	112,748
	05/13/2022	04/18/2022	RSU							23,420	402,590
Robert Hrivnak(6)			STI	53,730	107,460	214,920
	10/27/2022	02/24/2022	PSU				1,022	2,044	4,088		29.004
	10/27/2022	02/24/2022	RSU							2,044	31,805
	05/13/2022	01/25/2022	RSU							10,000	171,900
Sandra Niewiem			STI	82,669	165,338	330,675
	10/27/2022	02/24/2022	PSU				3,331	6,662	13,324		94,534
	10/27/2022	02/24/2022	RSU							2,855	44,424
Pedro Riveros			STI	94,454	188,909	377,817
	10/27/2022	02/24/2022	PSU				3,553	7.106	14,212		100,834
	10/27/2022	02/24/2022	RSU							3,045	47,380
Carlos Quinones			STI	89,744	179,488	358,975
	10/27/2022	02/24/2022	PSU				3,376	6.751	13,502		95,797
	10/27/2022	02/24/2022	RSU							2,893	45,015

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(1)	Actual non-equity incentive plan payouts for 2022 are discussed in the section “2022 Compensation for NEOs”.
(2)	PSU equity awards granted in 2022 have a three-year cliff vesting upon achievement of established performance metrics.
(3)	RSUs granted on 10/27/2022 are scheduled to vest as to 1/3rd on each of January 1, 2023, January 1, 2024, and January 1, 2025. All other RSUs vest on a 3-year cliff basis.
(4)	Represents the grant date fair value of stock awards as computed in accordance with FASB ASC 718.
(5)	Mr. Glajch’s 2022 LTI grant was prorated based on his April, 18, 2022 date of hire.
(6)	Mr. Hrivnak received an additional RSU grant on May 13, 2022, in recognition of his role as his interim CFO prior to Mr. Glajch’s hire. These RSUs vest on a 3-year cliff basis from the date of approval, so will vest on April 18, 2025, subject to continued employment.

Outstanding Equity Awards at December 31, 2022

The following table provides information on RSUs and PSUs granted under the Plan to each of our NEOs and outstanding at December 31, 2022:

Name(1)	Grant Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Corning F. Painter	10/27/2022	56,361	1,003,789	131,650	2,198,144
	10/6/2021	56,176	1,000,495	131,078	1,604,968
Jeff Glajch	5/13/2022	23,420	417,110
	10/27/2022	7,246	129,051	16,908	282,311
Robert Hrivnak	5/13/2022	10,000	178,100
	10/27/2022	2,044	36,404	2,044	34,128
	10/06/2021	1,971	35,104	1,971	24,134
	11/1/2021	5,000	89,050
Sandra Niewiem	10/27/2022	2,855	50,848	6,662	111,235
	10/6/2021	2,646	47,125	6,173	75,585
Pedro Riveros	10/27/2022	3,045	54,231	7,106	118,648
	10/6/2021	3,480	61,979	8,120	99,424
Carlos Quinones	10/27/2022	2,893	51,254	6,751	112,721
	10/6/2021	3,219	57,330	7,511	91,968

(1)	Mr. Glajch received a sign-on RSU grant on May 13, 2022 that vests on a 3-year cliff basis from his April 18, 2022 date of hire. Mr. Hrivnak received a RSU grant for his service as interim CFO on May 13, 2022 that vests on a 3-year cliff basis, subject to continued employment.
(2)	These RSUs reflect the time-based portion of the 2021 and 2022 LTI Program. The RSUs generally vest in equal annual installments over three years with vesting commencing on January 1 of the year following the grant date. RSUs will be settled in Common Shares at the end of the three-year period.
(3)	The value of RSUs and PSUs that have not vested is based on the closing stock price of $18.36 per Common Share on December 31, 2022, the last trading day of 2021.
(4)	Values in this column represent the target number of PSUs awarded to each NEO for 2021 and 2022. PSUs vest upon the date the Compensation Committee determines the actual results for the applicable three-year performance period and generally require the recipient to continue to be employed through the determination date. The PSUs will be settled in Common Shares. The performance period for the 2021 PSUs is from January 1, 2021 to December 31, 2023 and for the 2022 PSUs is from January 1, 2022 to December 31, 2024.

Orion Engineered Carbons	2023 Proxy Statement	55

Option Exercises and Stock Vested for 2022

The following table sets forth as to each of the NEOs information on exercises of options to purchase our Common Shares and the vesting of restricted shares of our Common Shares during 2022:

			Option Awards		Stock Awards
Name	Position	Year	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Corning F. Painter	CEO	2022	—	—	40,734	747,876
Jeff Glajch(2)	CFO (from April 18, 2022)	2022	—	—	—	—
Robert Hrivnak	CFO (until April 17, 2022)	2022	—	—	2,532	42,637
Sandra Niewiem	SVP, Global Specialty Carbon Black and EMEA Region	2022	—	—	1,865	34,241
Pedro Riveros	SVP, Global Rubber Carbon Black and Americas Region	2022	—	—	8,083	132,100
Carlos Quinones	SVP, Global Operations	2022	—	—	7,968	129,988

(1)	Represents the pre-tax value realized on stock awards that vested during the fiscal year, computed by multiplying the number of shares acquired on vesting by the closing price of common stock on the vesting date or the preceding trading date if the market is closed on the vesting date.

Our CEO to Median Employee Pay Ratio for 2022 was 72:1

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. As of December 31, 2022, the Company employed 1,605 persons.

In accordance with SEC requirements, the median paid employee may be identified once every three years if there has been no change to employee population or compensation arrangements that would result in a significant change to our pay ratio disclosure.

For 2022, we identified the median employee by using the annualized 2022 compensation for all individuals who were employed by us (whether employed on a full-time, part- time, or seasonal basis) on December 31, 2022, the last pay day of our fiscal year.

To determine the total annual compensation for the CEO and median employee for purposes of the CEO pay ratio, the following pay elements were considered:

•	2022 Annualized base salary
•	2022 target STI Compensation
•	2022 target PSUs granted
•	2022 target RSUs

granted for 2022:

•	the median of the annual total compensation of all employees of our Company (other than our CEO), was $64,957; and the annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $4,690,597.
•	Based on this information, the ratio of the annual total compensation of Mr. Painter, our CEO, to the median of the annual total compensation of all employees was 72 to 1.

We believe that the above pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In addition, because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Orion Engineered Carbons	2023 Proxy Statement	56

Potential Payments and Benefits Upon Termination or Change in Control

NEO Employment Agreements and Offer Letters

Corning F. Painter

The Painter Employment Agreement provides certain severance benefits to be provided to Mr. Painter in the event of involuntary termination of his employment. In the event that, Orion terminates Mr. Painter’s employment other than for Cause (as defined below), or if he resigns for Good Reason (as defined below), Mr. Painter will be entitled to receive the following severance benefits: (1) cash severance in an amount equal to the sum of Mr. Painter’s then current salary plus his target annual cash bonus for the year in which the termination occurs, and (2) subject to Mr. Painter’s timely election, one year of continued health care coverage with premiums to be paid at active employee rates (or cash payments in lieu thereof).

In the event that Orion terminates Mr. Painter without Cause or he resigns for Good Reason within one year following a “change in control” of Orion (as defined in Orion’s 2014 Omnibus Incentive Compensation Plan), Mr. Painter will be entitled to enhanced severance benefits as follows: (1) cash severance equal to three times the sum of his then current salary plus his target annual cash bonus for the year in which the termination occurs, and (2) three years of company paid health care coverage with premiums (or cash payments in lieu thereof)

If Mr. Painter’s employment is terminated as a result of his death or disability, he will be entitled to prorated severance benefits based on the remaining portion of the fiscal year in which such termination occurs. Any cash severance payable to Mr. Painter must be paid in equal monthly installments, except in case of death, in which case payments shall be made in a lump sum. All severance benefits (other than in the case of his death) are subject to Mr. Painter’s execution of a release of claims in favor of Orion and continued compliance with certain restrictive covenants for the duration of the severance period (one year, or three years if termination occurs within one year following a Change in Control), including non-competition, non-solicitation of employees, non-disparagement and confidentiality restrictions.

The Painter Employment Agreement provides that “Cause” means one of the following events: (1) his conviction, whether following trial or by plea of guilty or nolo contendere (or similar plea) in a criminal proceeding (a) on a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, or any other crime involving moral turpitude, (b) on a felony charge or (c) on an equivalent charge to those in clauses (a) and (b) in jurisdictions which do not use those designations; (2) his continued material failure to perform his duties after notice from Orion; (3) his engagement in illegal conduct or gross misconduct, in either case, that causes material financial or reputational harm to Orion; (4) his material violation of Orion’s codes of conduct or any other Orion policy as in effect from time to time; or (5) his breach of any of the material terms of any agreement with Orion, in the case of (2), (4) and (5), subject to his failure to remedy to the reasonable satisfaction of the Company within 30 days after written notice is delivered by the Company to him setting forth in reasonable detail the basis of “Cause,” if such act is curable, as determined in good faith by Orion. An event will not constitute Cause unless the Company gives him notice of termination within 90 days after the Board becomes aware that an event constituting Cause has occurred describing in reasonable detail the event constituting Cause.

The Painter Employment Agreement provides that “Good Reason” means one of the following events, without Mr. Painter’s consent: (1) his position, duties, or authority are materially diminished; (2) his annual base salary is reduced or another material element of his compensation is reduced or eliminated; (3) he is relocated to an office that is more than 100 miles from Houston; or (4) a breach of any of the material terms of his employment agreement or any other agreement between Mr. Painter and Orion, subject to the applicable notice and cure periods.

Jeff Glajch

Mr. Glajch’s offer letter dated February 12, 2022 (the “Glajch Offer Letter”), includes a contractual requirement for severance benefits, conditioned on Mr. Glajch’s execution of a general release of claims. In the event that, Orion terminates Mr. Glajch’s employment other than for Cause, or if he resigns for Good Reason, Mr. Glajch will be entitled to receive cash severance in an amount equal to the sum of Mr. Glajch’s then current salary plus his target annual cash bonus for the year in which the termination occurs.

In the event that Orion terminates Mr. Glajch without Cause (as defined below) or he resigns for Good Reason (as defined below) within one year following a “change in control” of Orion (as defined in Orion’s 2014 Omnibus Incentive Compensation Plan), Mr. Glajch will be entitled to enhanced cash severance equal to two times the sum of his then current salary plus his target annual cash bonus for the year in which the termination occurs. The Glajch Offer Letter includes the same definitions for Cause and Good Reason as Mr. Painter’s Employment Agreement, except that Mr. Glajch can claim Good Reason for a relocation greater than fifty miles from Houston.

The Glajch Offer Letter does not provide for any special accelerated vesting of equity awards, including for his 2022 sign-on RSU grant, upon Mr. Glajch’s termination of employment.

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The Glajch Offer Letter provides that “Cause” means one of the following events: (1) his conviction, whether following trial or by plea of guilty or nolo contendere (or similar plea), in a criminal proceeding (a) on a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, or any other crime involving moral turpitude, (b) on a felony charge or (c) on an equivalent charge to those in clauses (a) and (b) in jurisdictions which do not use those designations; (2) his continued material failure to perform his duties after notice from Orion; (3) his engagement in illegal conduct or gross misconduct, in either case, that causes material financial or reputational harm to Orion, (4) his material violation of Orion’s codes of conduct or any other Orion policy as in effect from time to time, or (5) his breach of any of the material terms of any agreement with Orion, in the case of (2), (4) and (5), subject to his failure to remedy to the reasonable satisfaction of the Company within 30 days after written notice is delivered by the Company to him setting forth in reasonable detail the basis of “Cause,” if such act is curable, as determined in good faith by Orion. An event will not constitute Cause unless the Company gives him notice of termination within 90 days after the Board becomes aware that an event constituting Cause has occurred describing in reasonable detail the event constituting Cause.

The Glajch Offer Letter provides that “Good Reason” means one of the following events, without Mr. Glajch’s consent, (1) his position, duties, or authority are materially diminished (2) his annual base salary is reduced or another material element of his compensation is reduced or eliminated or (3) his primary work location is relocated to an office that is more than fifty (50) miles from Houston (4) a breach of any of the material terms of his employment agreement or any other agreement between Mr. Glajch and Orion, subject to the applicable notice and cure periods.

Pedro Riveros/Carlos Quinones/Robert Hrivnak

Messrs. Riveros, Quinones’ and Hrivnak’s employment is “at- will” and may be terminated at any time without triggering a contractual requirement for severance benefit however, in the event that Orion terminates the executive’s employment other than for cause, if they resign for “good reason”.

Sandra Niewiem

Dr. Niewiem is not entitled to any specific severance in the event of an involuntary termination of her employment, however, upon any such termination, she may be eligible to severance in accordance with German law, which is typically negotiated at the time of termination and is dependent on the specific facts and circumstances at the time of departure.

Except as described above, none of the other NEOs are entitled to any severance or change in control benefits, nor is any NEO entitled to any gross-up for any penalty taxes incurred in connection with a change in control of Orion or similar event.

Equity Award Provisions

Our 2014 Omnibus Incentive Compensation Plan provides the Compensation Committee with flexibility as to the treatment of outstanding equity awards in the event of a change in control of Orion or similar transaction, except as may otherwise be provided in the individual’s award agreement. We generally do not provide for acceleration of vesting of any outstanding equity awards in the event of a change in control, nor do we provide for accelerated vesting upon termination of employment except in limited circumstances such as sign-on equity grants as described below.

With respect to the PSUs issued to our NEOs, if the recipient’s employment is terminated by Orion without cause or as a result of the executive’s death, disability, termination by the Company without Cause, or a resignation by the Participant with Good Reason, all outstanding PSUs are eligible to vest based on actual performance at the end of the performance period, on a prorated basis based on the number of completed months of employment during the performance period prior to the termination date. In case of retirement, the NEOs will receive similar treatment of their PSUs if they worked at least one year since the beginning of the three-year performance period. If they worked less than one year since the beginning of the performance period and their employment terminates due to retirement within that first year, all PSUs will forfeit.

In the event of a change in control of Orion or similar transaction, the treatment of RSUs is subject to the discretion of the Compensation Committee. We do not provide for single trigger vesting of our PSUs in the event of a change in control of Orion, and instead, any outstanding PSUs shall remain eligible to vest on the earlier of the one- year anniversary of the change in control or the scheduled service vesting date, based on actual achievement of adjusted performance targets through the date of the change in control. If any executive’s employment is terminated by reason of his death, disability, termination by Orion without cause, or resignation by the executive for good reason within one year following a change in control, then the executive’s outstanding PSUs shall immediately vest based on performance through the date of the change in control.

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The following table sets forth the potential payments that would have been due to our named executive officers upon involuntary termination and/or a change of control as of December 31, 2022:

Name	Reason for Employment Termination	Estimated Value of Cash Severance Payments ($)	Health Benefits(3) ($)	Estimated Value of PSU Acceleration(4) ($)	Estimated Value of RSU Acceleration ($)	Total ($)
Corning F. Painter(1)	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	2,000,000	14,462	2,337,861	—	4,352,323
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	6,000,000	43,385	—	—	6,043,385
	Death or Disability	2,000,000	—	2,337,861	—	4,337,861
Jeff Glajch(2)	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	742,500	—	99,371	—	841,873
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	1,485,000	—	—	—	1,485,000
	Death or Disability	—	—	99,371		99,371
Robert Hrivnak	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC) Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control			35,533		35,533
	Death or Disability			35,533		35,533
Sandra Niewiem(5)	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	—	—	112,815	—	112,815
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	—	—	—	—	—
	Death or Disability	—	—	112,815	—	112,815
Pedro Riveros	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	—	—	138,658		138,658
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	—	—	—	—	—
	Death or Disability	—	—	138,658	—	138,658
Carlos Quinones	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	—	—	129,304		129,304
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	—	—	—	—	—
	Death or Disability	—	—	129,304	—	129,304

(1)	Mr. Painter is entitled to cash severance payments per his employment agreement. Absent a change in control, Mr. Painter is entitled to a cash payment equal to the sum of his base salary and target bonus for the year of termination, which is payable in installments, subject to execution of a release of claims and continued compliance with restrictive covenants. In the event such termination occurs within one year following a change in control, the severance is enhanced to three times his base salary plus target bonus.
(2)	Mr. Glajch is is entitled to cash severance payments per his offer letter. Mr. Glajch is entitled to a cash payment equal to the sum of his base salary and target bonus for the year of termination, which is payable in installments, subject to execution of a release of claims and continued compliance with restrictive covenants. In the event such termination occurs within one year following a change in control, the severance is enhanced to two times the sum of his base salary plus target bonus.
(3)	This amount reflects the estimated cost of continued health care benefits for a period of one year if such termination occurs in the absence of a change in control, and three years if such termination occurs within one year following a change in control.
(4)	PSUs vest based on achievement of adjusted performance targets through the date of the change in control which has been assumed to be target level for purposes of this disclosure and the amount shown is the value of the accelerated vesting of PSUs on a prorated basis with the numerator being the number of months passed since the vesting commencement date and the denominator being 36. The value is based on the closing stock price of our Common Shares on the NYSE of $17.81 on December 30, 2022, the last business day of 2022. Such acceleration is also triggered in the event that the termination is due to the executive’s disability or death.
(5)	Dr. Niewiem is not entitled to any fixed severance but if she were to be terminated by Orion without cause, she may be eligible to receive severance in accordance with German law, which is typically negotiated at the time of termination and is dependent on the specific facts and circumstances at the time of departure.

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The following table sets forth compensation actually paid to our NEOs, as disclosed in the Summary Compensation Table for the years ended December 31, 2022, 2021 and 2020. This table reflects the change in value of unvested equity awards over the course of a year:
					Value of $100 Initial Fixed Investment
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return(5)	Average of S&P Small Cap 600 & S&P Small Cap Chemicals Indices(6)	Net Income ($ millions)(7)	Adjusted EBITDA ($ millions)(8)
2022	$4,690,597	$7,141,073	$840,821	$924,970	$97.00	$85.27	$106	$312.3
2021	$5,899,282	$4,780,304	$824,244	$567,016	$103.91	$106.83	$135	$268.4
2020	$2,882,368	$2,731,917	$622,172	$584,761	$92.28	$122.73	$18	$200.0

(1)	The dollar amounts reported in this column are the amounts of total compensation reported for Corning Painter (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table.
(2)	The dollar amounts reported in this column represent the amount of “compensation actually paid” to Corning Painter, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Corning Painter during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following equity award adjustments were made to Corning Painter’s total compensation for each applicable year to determine the compensation actually paid. The assumptions used for determining the fair values shown in this table do not differ materially from those used to determine the fair values disclosed as of the grant date of such awards.

Year	Year End Fair Value of Equity Awards (+)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (+)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (+)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (+)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (-)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (+)	Total Equity Award Adjustments (+)
2022	$3,571,870	$1,486,773	$0	$136,924	$0	$0	$5,195,567
2021	$2,988,714	($511,568)	$0	$6,925	$0	$0	$2,484,070
2020	$2,015,610	($260,568)	$0	($85,125)	$0	$0	$1,669,917

(3)	The dollar amounts reported in this column represent the average of the amounts reported for the Company’s NEOs (NEOs) as a group (excluding Corning Painter, who has served as our CEO since 2018) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Corning Painter included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Messrs. Glajch, Hrivnak, Riveros, Quinones and Dr. Niewiem; (ii) for 2021, Messrs. Hrivnak, Riveros, Quinones, Crenshaw and Dr. Niewiem; and (iii) for 2020, Messrs. Riveros and Quinones, Crenshaw and Dr. Niewiem.
(4)	The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Corning Painter), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Corning Painter) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following equity award adjustments were made to average total compensation for the NEOs as a group (excluding Corning Painter) for each year to determine the compensation actually paid, using the same methodology described above in Note 2. The assumptions used for determining the fair values shown in this table do not differ materially from those used to determine the fair values disclosed as of the grant date of such awards.

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Year	Year End Fair Value of Equity Awards (+)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (+)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (+)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (+)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (-)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (+)	Total Equity Award Adjustments (+)
2022	$336,751	$49,259	$0	($3,579)	$0	$0	$382,430
2021	$132,268	($18,720)	$0	$5,446	($61,384)	$0	$57,610
2020	$162,505	($23,939)	$0	($29,213)	$0	$0	$109,353

(5)	Cumulative TSR, as reported in this column, is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)	Represents the average return of the S&P Small Cap 600 Index and S&P Small Cap Chemicals Index. The peer group used for this purpose is consistent with the peer group indicated in the Performance Graph in our Annual Report on Form 10-K for the year ended December 31,2022 filed with the SEC on February 24, 2023.
(7)	The dollar amounts reported in this column represent the amount of net income reflected in our audited financial statements for the applicable year.
(8)	“Adjusted EBITDA” is defined as income from operations before depreciation and amortization, share-based compensation, and non-recurring items (such as, restructuring expenses, consulting fees related to Company strategy, legal settlement gain, etc.) plus earnings in affiliated companies, net of tax.

Valuation Methodology

In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs noted above were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. Fair values as of each measurement date were determined using valuation assumptions and methodologies (including volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under US GAAP.

For market-based restricted stock units, fair values were estimated using a Monte Carlo simulation model. The range of estimates used in the fair value calculations are as follows: (i) for 2022, remaining performance period between 1.09 years-2.09 years, volatility between 45.54%-41.02%, dividend yield of 0.50%, and risk-free interest rate between 4.62%-4.31%; (ii) for 2021, remaining performance period between 1.00 years-2.09 years, volatility between 36.14%-62.15%, dividend yield of 0.45%, and risk-free interest rate between 0.39%-0.45%; (iii) for 2020, remaining performance period between 1.00 years-2.00 years, volatility between 80.21%-64.69%, dividend yield of 0.65%, and risk-free interest rate between 0.10%-0.13%. For other performance-based awards, the fair values reflect the probable outcome of the performance vesting conditions as of each measurement date. See “Stock Compensation Plans” in the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the corresponding fiscal year, where we explain assumptions made in valuing equity awards at grant.

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The following chart illustrates the Compensation Actually Paid (CAP) for the CEO and the average CAP for our Non-PEO NEOs for each of the last three fiscal years against our TSR and the Peer TSR over that period of time:

The following chart illustrates the CAP for each CEO and the average CAP for our Non-PEO NEOs for each of the last three fiscal years against our net income and Adjusted EBITDA for each of those years:

Following is an unranked list of our financial performance measures we consider most important in linking the compensation actually paid to our NEOs for 2022 with our performance:
•	Adjusted EBITDA
•	Return on Capital Employed (ROCE)
•	Relative Total Shareholder Return (rTSR)

In addition to the financial performance measures listed above, we view the following non-financial measures as key performance-based components of our executive compensation program to further align the interests of our senior management team with the interests of our stockholders.
•	Safety performance
•	Sustainability ratings
•	Employee Engagement scores
•	Key Project execution

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Director Compensation

The Compensation Committee is responsible for evaluating and approving compensation for our directors. The following table contains compensation awarded to or earned by our directors in respect of services performed as a director during 2022. The compensation paid to Mr. Painter, our CEO, is disclosed in the Summary Compensation Table above. Mr. Painter did not receive any additional compensation for his services on the Board.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
Kerry Galvin	120,000	100,000	220,000
Paul Huck	125,000	100,000	225,000
Mary Lindsey	100,000	100,000	200,000
Didier Miraton	100,000	100,000	200,000
Yi Hyon Paik	100,000	100,000	200,000
Dan F. Smith	230,000	100,000	330,000
Hans-Dietrich Winkhaus	100,000	100,000	200,000
Michel Wurth(4)	100,000	100,000	200,000
Anthony L. Davis(5)	50,000	100,000	150,000

(1)	Amounts earned during the fiscal year 2022 are shown.
(2)	The amounts shown reflect the July 1, 2022, grant date fair value of restricted shares of stock granted to our directors for services performed in 2022/2023, determined in accordance with FASB ASC 718. See note M to our consolidated financial statements included in our 2022 Annual Report regarding assumptions underlying valuations of equity awards.
(3)	On July 1, 2022, each non-executive director was granted 6,439 shares of restricted stock, valued at $100,000 on July 1, 2022, which was based on the respective shareholder resolution resolved in the 2022 Annual General Meeting, for director services for 2022/2023 which vest on the day prior to the 2023 Annual General Meeting (vesting date). The grants automatically become fully vested subject to the directors’ service as a member of the Board of Directors through the vesting date.
(4)	Mr. Wurth is a Luxembourg resident, and his fees are subject to a 17% VAT (which equals USD 17,000 for the year 2022).
(5)	Mr. Davis joined the Board after the appointment resolution reached at the 2022 Annual General Meeting. Consequently, he earned director cash compensation only for the second half of the year 2022.

As described in the table above, our directors received compensation in 2022 for their services as a member of the Board as follows:

•	Cash payment in respect of meeting fees and annual retainer to each non-executive director of $100,000;
•	The non-executive chairman of the Board received an additional retainer of $105,000;
•	the chairman of the Audit Committee of the Board received an additional retainer of $25,000;
•	the chairman of the Compensation Committee of the Board received an additional retainer of $20,000;
•	the chairman of the Nominating, Sustainability and Governance Committee received an additional retainer of $20,000;
•	each non-executive director (thus excluding Mr. Painter) received a grant of restricted stock with a value of $100,000 on the date of grant, subject to vesting only if the director serves the full term she/he was appointed for by the Annual General Meeting of 2022;
•	Reimbursement for reasonable out-of-pocket expenses incurred for travel in connection with attendance in person at Board or committee meetings;
•	All elements of the director compensation program are paid currently and directors may not defer any portion of their annual compensation, nor does Orion sponsor any program that would allow for a deferral of any such compensation.

In early 2023, the Compensation Committee reviewed the Company’s director compensation compared to director compensation of U.S. public companies in our peer group, as described more fully below, and determined in consultation with its independent compensation consultant, KF, that it was appropriate to raise the director compensation levels to be more competitive with our peer group and to streamline the compensation program. In line with this, subject to a respective shareholder vote, the Board proposes to the shareholders that the compensation for directors on the Board of Directors should be amended with effect as of January 2023 as follows:

•	each non-executive director shall receive a cash retainer of $100,000 and restricted Common Shares of the Company in value of $137,500 at the time of issuance, whereby the Common Shares shall only become fully vested if the director serves the full term she/he was appointed for;
•	the non-executive chairman of the Board shall receive an additional retainer of $107,000;
•	the chairman of the Audit Committee of the Board shall receive an additional retainer of $25,000;
•	the chairman of the Compensation Committee of the Board shall receive an additional retainer of $25,000;

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•	the chairman of the Nominating, Sustainability and Governance Committee of the Board shall receive an additional retainer of $20,000; and
•	Each non-chairing, non-executive member of the following Board committees shall receive an additional cash retainer as follows: for Audit Committee members an additional cash retainer of $10,000, for Compensation Committee members an additional cash retainer of $7,000, and for Nominating, Sustainability and Governance Committee members an additional cash retainer of $5,000.

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PROPOSAL 4

Approval of the Annual Accounts of the Company for the Financial Year that Ended on December 31, 2022

Pursuant to Luxembourg law, the annual accounts must be submitted each year to shareholders for approval at the Annual General Meeting of shareholders. Pursuant to Luxembourg law, following shareholder approval of the annual accounts, such accounts must be filed with the Luxembourg trade registry as public documents.

We are asking our shareholders to approve the following resolutions regarding the approval of the annual accounts of the Company:

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. (the “Company”) hereby approve, the annual accounts of the Company in accordance with Lux GAAP for the financial year that ended on December 31, 2022, after due consideration of the report from the independent auditor on such annual accounts.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE ANNUAL ACCOUNTS OF THE COMPANY FOR THE FINANCIAL YEAR ENDED ON DECEMBER 31, 2022.

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PROPOSAL 5

Approval of the Consolidated Financial Statements of the Company for the Financial Year that Ended on December 31, 2022

Pursuant to Luxembourg law, the consolidated financial statements must be submitted each year to shareholders for approval at the Annual General Meeting of shareholders. Pursuant to Luxembourg law, following shareholder approval of the consolidated financial statements, such consolidated financial statements must be filed with the Luxembourg trade registry as public documents.

We are asking our shareholders to approve the following resolution regarding the approval of the consolidated financial statements of the Company:

RESOLVED, that the shareholders of the Company hereby approve, the consolidated financial statements of the Company in accordance with U.S. GAAP for the financial year that ended on December 31, 2022, after due consideration of the report from the independent registered public accounting firm on such consolidated financial statements.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FINANCIAL YEAR ENDED ON DECEMBER 31, 2022.

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PROPOSAL 6

Allocation of Results of the Financial Year 2022

Pursuant to Luxembourg law, the shareholders must decide how to allocate the results of the previous financial year based on the Luxembourg annual accounts. In the event the Company has profits, the Company’s Board may propose to shareholders to either distribute those profits or retain such earnings. In the event of losses, the Board must generally propose that such losses be carried forward to the following year.

We are asking our shareholders to approve the following resolution regarding the allocation of results of the financial year 2022:

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. (the “Company”) hereby approve to carry forward the loss suffered by the Company, corresponding to an amount of EUR 7,532,269.47, to the next financial year.

The Board further proposes to the shareholders to approve the interim dividends in the aggregated amount of EUR 4,777,586.16 (including the interim dividend in the amount of USD 1,258,709.37, corresponding to an amount of EUR 1,304,902.93, declared by the Company on 29 September 2022).

The consolidated financial statements together with the report of the independent auditor on such annual accounts are available on the Company’s website and at the registered office of the Company.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE ALLOCATION OF RESULTS AND APPROVAL OF THE INTERIM DIVIDENDS.

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PROPOSAL 7

Discharge of the Members of the Board of Directors of the Company

As in previous years, Luxembourg Law requires that upon approval of the Company’s annual accounts and consolidated financial statements, the shareholders present at the Annual General Meeting must vote as to whether the members of the Board of Directors during the financial year that ended on December 31, 2022, shall be discharged from any liability in connection with the performance of their mandates, including the management of the Company’s affairs, during such period. Under Luxembourg law, granting discharge will have the effect that the Company may no longer bring liability claims against the directors, unless the financial statements on the basis of which the discharge is given are incorrect. Also, minority shareholders who hold together more than 10% of the share capital can bring a liability claim against the Directors, regardless of whether the General Meeting of Shareholders has granted discharge. As of the date of this proxy statement, the Company has not become aware of any facts or circumstances during the financial year 2022 that may result in liability in connection with the performance of the Director’s mandates on the Company’s Board of Directors or the management of the Company’s affairs.

We are asking our shareholders to approve the following resolution regarding the discharge of the members of the Company:

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. (the “Company”) hereby approve to discharge the members of the Board of Directors, for the performance of their mandates during the financial year that ended on December 31, 2022, including discharge from any liability in connection with the performance of their mandates, including the management of the Company’s affairs during such period.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY.

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PROPOSAL 8

Discharge of the Independent Auditor of the Company

Pursuant to Luxembourg law, the shareholders must decide whether to give discharge to the independent auditor, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé, for the performance of their duties during the previous financial year at the time the annual accounts of such year are presented to the shareholders for approval. The granting of discharge to the independent auditor bars the shareholders from holding the auditors liable in relation to factual matters revealed by and contained in the annual accounts.

We are asking our shareholders to approve the following resolution regarding the discharge of the independent auditor of the Company:

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. (the “Company”) hereby approve to discharge the independent auditor from any liability in connection with the performance of its mandate during the financial year that ended on December 31, 2022, including the audit of the Company’s annual accounts and consolidated financial statements for such period.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE DISCHARGE OF THE INDEPENDENT AUDITOR OF THE COMPANY.

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Report of the Audit Committee

The Audit Committee meets the definition of an audit committee as set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted by the Board. Each member of the Audit Committee is independent and financially literate in the judgment of the Board and as required by the Sarbanes-Oxley Act and applicable SEC and New York Stock Exchange (“NYSE”) rules. The Board has also determined that Ms. Lindsey as well as Messrs. Huck and Winkhaus qualify as “audit committee financial experts,” as defined under SEC regulations.

Management is responsible for our internal controls and the financial reporting process. Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal controls in accordance with standards of the Public Company Accounting Oversight Board (the “PCAOB”) and for issuing reports thereon.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022. Further, the Audit Committee has discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the PCAOB, including the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022, critical audit matters disclosed in Ernst & Young’s 2022 report, Ernst & Young’s responsibility under generally accepted auditing standards, significant accounting policies, significant risks and exposures identified by management, management’s judgments and accounting estimates, any audit adjustments, related party transactions and other unusual transactions, the overall adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs, including the Company’s Code of Conduct and other information in documents containing audited financial statements as well as other matters.

Finally, the Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed the topic of independence with Ernst & Young.

Based on its review and discussion described above, the Audit Committee has recommended to the Board that the audited consolidated financial statements for the fiscal year 2022 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Paul Huck (Chair) Kerry Galvin Hans-Dietrich Winkhaus Mary Lindsey

The foregoing report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL 9

Appointment of the Independent Auditor for the Year Ending December 31, 2023

Ernst & Young, Luxembourg, Société anonyme—Cabinet de revision agréé, was the Company’s independent auditor for the fiscal year ended December 31, 2022. At the Annual General Meeting, our shareholders will be asked to approve the appointment of Ernst & Young, Luxembourg, Société anonyme—Cabinet de revision agréé, as the Company’s independent auditor for the fiscal year ending on December 31, 2023, or until such firm’s earlier resignation or removal, for all statutory accounts as required by Luxembourg law, including the annual accounts and consolidated financial statements of the Company.

We are asking our shareholders to approve the following resolution regarding the appointment of an independent auditor (Réviseur d’Entreprises) of the Company for the financial year ending on December 31, 2023.

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. (the “Company”) hereby approve the appointment of Ernst & Young, Luxembourg, Société anonyme—Cabinet de révision agréé, as independent auditor of the Company for the financial year ending on December 31, 2023 for the purpose of all statutory accounts as required by Luxembourg law, including the annual accounts and consolidated financial statements of the Company.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG, LUXEMBOURG, SOCIÉTÉ ANONYME—CABINET DE REVISION AGRÉÉ, AS THE COMPANY’S INDEPENDENT AUDITOR.

Change in Auditor

On February 18, 2021, the Company with approval of its Board of Directors accepted the resignation of Ernst &Young GmbH Wirtschaftsprüfungsgesellschaft (“EY GmbH”), located in Cologne, Germany, as the Company’s independent registered public accounting firm for all matters not required by Luxembourg law, effective upon filing of the Company’s Form 10-K for the fiscal year that ended December 31, 2020. The decision of the Company was made in connection with the appointment of Ernst & Young LLP (“EY LLP”), a U.S.-based affiliate of EY GmbH, as the Company’s new auditor for all matters not required by Luxembourg law, in order to further align the Company’s audit services with other non-audit services being provided by EY LLP in the United States.

The reports of Ernst & Young GmbH on the Company’s financial statements for each of the two fiscal years ending December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports on the Company’s financial statements qualified or modified as to uncertainty, audit scope or accounting principles. In the fiscal years ending December 31, 2020 and 2019 and in the subsequent interim period through February 18, 2021, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Ernst & Young GmbH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young GmbH, would have caused Ernst & Young GmbH to make reference to the subject matter of such disagreements in connection with its report on the Company’s financial statements for such years. In the fiscal years ending December 31, 2020 and 2019, and in the subsequent interim period through [●], 2021, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

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During the fiscal years ending December 31, 2020 and 2019 and the subsequent period through February 18, 2021, neither the Company or anyone on its behalf consulted with Ernst & Young LLP with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” or a “reportable event” (as such terms are defined in Item 304(a)(1) of Regulation S-K).

The Company provided Ernst & Young GmbH and Ernst & Young LLP with a copy of the disclosures contained in this “Change in Accountants” section of the proxy statement.

Independent Registered Public Accounting Firm Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for fiscal year 2021 and 2022:

($ in thousands)	2022 ($)	2021 ($)
Audit Fees(1)	3,102	2,827
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	6
Total	3,102	2,833
(1)	Audit Fees include the annual audit and services related to the review of quarterly financial information and the issuance of consents in connection with various securities offerings and filings with the SEC.

Policy on Audit Committee Pre- Approval of Audit and Permissible Non-Audit Services

It is our Audit Committee’s policy to pre-approve all audit, audit- related and permissible non-audit services rendered to us by our independent registered public accounting firm. Consistent with such policy, all of the fees listed above that we incurred for services rendered by Ernst & Young were pre-approved by our Audit Committee.

The report of Ernst & Young relating to our 2022 consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, during the fiscal year ended December 31, 2022, there were no (i) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused either Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with their reports on the consolidated financial statements of Orion Engineered Carbons S.A. or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

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PROPOSAL 10

Ratification of the Appointment of the Independent Registered Public Accounting Firm for the Year Ending December 31, 2023

Ernst & Young LLP has been appointed by the Company’s Board as the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the fiscal year ending on December 31, 2023. At the Annual General Meeting, our shareholders will be asked to ratify the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firms for all matters not required by Luxembourg law for the fiscal year ending on December 31, 2023.

We are asking our shareholders to approve the following resolution regarding the ratification of the appointment of an independent registered public accounting firm of the Company for the financial year ending on December 31, 2023.

A representative of Ernst & Young LLP is expected to be present at the Annual General Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. (the “Company”) hereby ratify the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the fiscal year ending on December 31, 2023.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 11

Approval of 2023 employee incentive compensation plan to replace expiring 2014 omnibus employee incentive compensation plan

We are asking our shareholders to approve the Orion Engineered Carbons S.A. 2023 Omnibus Incentive Compensation Plan (the “2023 Omnibus Equity Plan”), which was approved by the Board on March 9, 2023, subject to shareholder approval at the Annual General Meeting. If the Company’s shareholders approve the 2023 Omnibus Equity Plan at the Annual General Meeting, the 2023 Omnibus Equity Plan will become effective on June 7, 2023 (referred to in this proxy statement as the “Plan Effective Date”). The full text of the 2023 Omnibus Equity Plan is attached to this proxy statement as Appendix A.

The terms of the 2023 Omnibus Equity Plan generally mirror the terms of the Orion Engineered Carbons S.A. 2014 Omnibus Incentive Compensation Plan (the “2014 Equity Plan”). The 2023 Omnibus Equity Plan shall expire on June 7, 2033, the date that is the tenth anniversary of Plan Effective Date (referred to in this proxy statement as the “Plan Expiration Date”). No awards may be granted under the 2023 Omnibus Equity Plan after the Plan Expiration Date. However, awards outstanding under the 2023 Omnibus Equity Plan as of the Plan Expiration Date will continue to be governed by the 2023 Omnibus Equity Plan and the agreements under which such awards were granted.

The 2014 Equity Plan was set to expire by its terms on July 28, 2024. We are asking our shareholders to approve the 2023 Omnibus Equity Plan so that the Company will be able to continue to provide equity-based incentive compensation to our employees and other service providers. If the shareholders do not approve this proposal, the 2023 Omnibus Equity Plan will not become effective and we will not be able to grant equity-based incentive compensation to our employees and other service providers after our 2014 Equity Plan expires.

Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our employees and directors. Approval of the 2023 Omnibus Equity Plan will allow us, in the short term, to continue to grant equity awards at levels we determine to be appropriate in order to attract new employees, consultants and directors, retain our existing employees and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. However, should the 2023 Omnibus Equity Plan not be approved, in order to remain competitive in hiring and retaining high quality employees, it may become necessary to replace equity awards with cash components of compensation. We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practical or advisable because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees long-term and aligning employees’ and shareholders’ interests. In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our operating expenses and increase the negative cash flow from our operations, which could adversely affect our business results and could adversely affect our business strategy.

As of March 24, 2023, the Company had approx. 523,647 Common Shares remaining available for issuance with respect to future grants under the 2014 Equity Plan from the share limit of 2,145,000 Common Shares to be granted under such plan. As of such date, there were no unvested restricted shares, 258,102 unvested restricted stock units, 623,507, unvested performance-based restricted stock units and no stock options or SARs outstanding under the 2014 Equity Plan. As of March 24, 2023, the closing price of our Common Shares was $24.90 per share.

Summary of Sound Governance Features of the 2023 Omnibus Equity Plan

The Board and the Compensation Committee believe the 2023 Omnibus Equity Plan contains several features that are consistent with the interests of our shareholders and sound corporate governance practices, including the following:

No “evergreen” provision. The number of Common Shares available for issuance under the 2023 Omnibus Equity Plan is fixed and will not adjust based upon the number of Common Shares outstanding.

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Stock option exercise prices and SAR grant prices may not be lower than the fair market value on the date of grant. The 2023 Omnibus Equity Plan prohibits granting stock options and SARs with exercise prices or grant prices, as applicable, lower than the fair market value of a share of Common Shares on the date of grant, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

“Clawback” provisions. Awards under the 2023 Omnibus Equity Plan are subject to the clawback or recapture policy, if any, that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to a requirement that the awards be repaid by the participant to the Company after they have been distributed to the participant.

Summary of the 2023 Omnibus Equity Plan Features

The following is a summary of the material terms and conditions of the 2023 Omnibus Equity Plan assuming that such plan is approved by our shareholders at the Annual General Meeting. This summary is qualified in its entirety by reference to the 2023 Omnibus Equity Plan, attached as Appendix A to this proxy statement. You are encouraged to read the 2023 Omnibus Equity Plan in its entirety.

Administration. The Compensation Committee administers the 2023 Omnibus Equity Plan. The Compensation Committee has the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2023 Omnibus Equity Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2023 Omnibus Equity Plan. The Compensation Committee has full discretion to administer and interpret the 2023 Omnibus Equity Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility. Any current or prospective employees, consultants or, solely with respect to their final year of service, former employees of the Company or its affiliates who are selected by the Compensation Committee will be eligible for awards under the 2023 Omnibus Equity Plan. The Compensation Committee has the sole and complete authority to determine who will be granted an award under the 2023 Omnibus Equity Plan. As of March 27, 2023, we had approximately 85 employees eligible to participate in the 2023 Omnibus Equity Plan. Additional ad-hoc participations determined by the Compensation Committee covered approx. further 35 employees.

Number of Shares Authorized. The 2023 Omnibus Equity Plan provides for an aggregate of 4,000,000 Common Shares. The following sub-limits also apply under the 2023 Omnibus Equity Plan: (i) no more than 4,000,000 Common Shares may be issued with respect to incentive stock options under the 2023 Omnibus Equity Plan; (ii) the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an eligible employee during any calendar year will not exceed $100,000 (iii) Common Shares subject to awards will be generally unavailable for future grant; and (iv) if any award granted under the 2023 Omnibus Equity Plan is forfeited, expires or is settled for cash, then the shares covered by such forfeited, expired or settled award will again become available to be delivered pursuant to awards granted under the 2023 Omnibus Equity Plan. In addition, In the event that tax withholding obligations from an award granted under the 2023 Omnibus Equity Plan (other than a stock option or stock appreciation right) are satisfied by the withholding or tendering of common shares, the shares so withheld or tendered will be added back to the shares available for issuance. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the 2023 Omnibus Equity Plan, the number of shares covered by awards then outstanding under the 2023 Omnibus Equity Plan, the limitations on awards under the 2023 Omnibus Equity Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

Change in Capitalization. If there is a change in the Company’s corporate capitalization in the event of a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split-up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable.

Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted share awards, restricted stock units, dividend equivalent rights, other equity-based, equity-related or cash-based awards or any combination of the foregoing. Awards may be granted under the 2023 Omnibus Equity Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (which are referred to herein as Substitute Awards).

Stock Options. The Compensation Committee will be authorized to grant options to purchase our Common Shares that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the 2023 Omnibus Equity Plan will be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the 2023 Omnibus Equity Plan will be subject to the terms and conditions

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established by the Compensation Committee. Under the terms of the 2023 Omnibus Equity Plan, the exercise price of the options may not be less than the fair market value of our Common Shares at the time of grant (except with respect to substitute awards or, in the case of a qualified option granted to a 10% stockholder, 110% of fair market value at the time of grant). Options granted under the 2023 Omnibus Equity Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement.

The maximum term of an option granted under the 2023 Omnibus Equity Plan is ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made, by check, by any other form of consideration approved by the Company and/or our Common Shares valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other cashless exercise as the Compensation Committee may make arrangements for. The Compensation Committee may, in its sole discretion, at any time buy out for a payment in cash, or the delivery of our Common Shares, or other property, an option previously granted to a participant.

Stock Appreciation Rights. The Compensation Committee will be authorized to award SARs under the 2023 Omnibus Equity Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. Except as otherwise provided by the Compensation Committee (in the case of substitute awards or SARs granted in tandem with previously granted options), the strike price per share of our Common Shares for each SAR may not be less than 100% of the fair market value of such share, determined as of the date of grant. A SAR granted under the 2023 Omnibus Equity Plan has a maximum term of ten years from the date of grant.

Restricted Shares and Restricted Stock Unit Awards. The Compensation Committee will be authorized to grant restricted shares under the 2023 Omnibus Equity Plan. Awards of restricted shares will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is Common Shares that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period. Unless the Compensation Committee provides otherwise in an award agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be paid to the individual granted the award.

The Compensation Committee will be authorized to award restricted stock unit awards. Restricted stock unit awards will be subject to the terms and conditions established by the Compensation Committee. At the election of the Compensation Committee, the participant will receive a number of Common Shares equal to the number of units earned, and not previously forfeited or terminated, or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee. The Committee may in its sole discretion accelerate the lapse of any or all of the restrictions on the restricted shares and restricted stock units which acceleration shall not affect any other terms and conditions of such awards.

Dividend Equivalent Rights. The Compensation Committee will be authorized to grant, with respect to any award, a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares covered by such award if such shares had been delivered pursuant to such award. In the event such a provision is included in an award agreement, the Compensation Committee will determine whether such payments will be made in cash, in shares or in another form, whether they will be conditioned upon the exercise of the award to which they relate, the time or times at which they will be made, and such other terms and conditions as the Compensation Committee deems appropriate.

Other Stock-Based or Cash-Based Awards. The Compensation Committee will be authorized to grant awards of unrestricted Common Shares, rights to receive grants of awards at a future date, or other awards denominated in our Common Shares or cash under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

Effect of a Change in Control. Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a participant and the Company, in the event of a change of control, a grantee’s award shall be treated, in accordance with one or more of the following methods as determined by the Compensation Committee in its sole discretion: (i) settle awards for an amount of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment within a specified period after a change in control) upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance; or (v) provide that for a period of at least 20 days prior to the change in control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the change in control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the change in control and if the change in control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the change in control will terminate and be of no further force

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and effect as of the consummation of the change in control. For the avoidance of doubt, in the event of a change in control where all stock options and stock appreciation rights are settled for an amount of cash or securities, the Compensation Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions may be taken in the event of a merger or other corporate reorganization that does not constitute a change in control.

Nontransferability. Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. Unless otherwise provided in an award agreement, no award may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Amendment. The 2023 Omnibus Equity Plan has a term of ten years. The expiration date of the Plan shall be July 7, 2033 (the tenth anniversary of Plan Effective Date). The Board may amend, suspend or terminate the 2023 Omnibus Equity Plan at any time; however, stockholder approval to amend the 2023 Omnibus Equity Plan may be necessary if the law or NYSE rules so require. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2023 Omnibus Equity Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options. The Code requires that, for treatment of an option as an incentive stock option, our Common Shares acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The

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Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Shares. A participant will not be subject to tax upon the grant of an award of restricted shares unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted shares becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award.

The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m). The Tax Cuts and Jobs Act of 2017 (“Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Code Section 162(m) for tax years commencing after December 31, 2017. Code Section 162(m) imposes a $1 million limit on the amount that a public company may deduct for compensation paid to “covered employees” (as determined under Code Section 162(m)).

New Plan Benefits

Awards under the 2023 Omnibus Equity Plan will be granted in the discretion of the Compensation Committee. As such, it is not possible at this time to determine the type, number, recipients or other terms of awards to be granted in the future.

We are asking our shareholders to approve the following resolution:

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. hereby approve the 2023 employee incentive compensation plan (the “2023 Omnibus Equity Plan) to replace the expiring 2014 omnibus employee incentive compensation plan.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2023 OMNIBUS EQUITY PLAN.

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PROPOSAL 12

Approval of 2023 non-employee director equity plan to replace expiring 2014 non-employee director equity plan

We are asking our shareholders to approve the Orion Engineered Carbons S.A. 2023 Non-Employee Director Plan (the “2023 Director Equity Plan”), which was approved by the Board on March 9, 2023, subject to shareholder approval at the Annual General Meeting. If the Company’s shareholders approve the 2023 Director Equity Plan at the Annual General Meeting, the 2023 Director Equity Plan will become effective on June 7, 2023 (referred to in this proxy statement as the “Plan Effective Date”). The full text of the 2023 Director Equity Plan is attached to this proxy statement as Appendix B.

The terms of the 2023 Director Equity Plan generally mirror the terms of the Orion Engineered Carbons S.A. 2014 Non-Employee Director Equity Plan (the “2014 Director Plan”). The 2023 Director Equity Plan shall expire on June 7, 2033, the date that is the tenth anniversary of Plan Effective Date (referred to in this proxy statement as the “Plan Expiration Date”). No awards may be granted under the 2023 Director Equity Plan after the Plan Expiration Date. However, awards outstanding under the 2023 Director Equity Plan as of the Plan Expiration Date will continue to be governed by the 2023 Director Equity Plan and the agreements under which such awards were granted.

The 2014 Director Plan was set to expire by its terms on July 28 2024. We are asking our shareholders to approve the 2023 Director Equity Plan so that the Company will be able to continue to provide equity-based incentive compensation to our non-employee directors. If the shareholders do not approve this proposal, the 2023 Director Equity Plan will not become effective and we will not be able to grant equity-based incentive compensation to our non-employee directors after our 2014 Director Plan expires.

Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our non-employee directors. Approval of the 2023 Director Equity Plan will allow us, in the short term, to continue to grant equity awards at levels we determine to be appropriate in order to attract new non-employee directors and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. However, should the 2023 Director Equity Plan not be approved, in order to remain competitive in hiring and retaining high quality non-employee directors, it may become necessary to replace equity awards with cash components of compensation. We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practical or advisable because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our non-employee directors long-term and aligning their interests with shareholders. In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our operating expenses and increase the negative cash flow from our operations, which could adversely affect our business results and could adversely affect our business strategy.

As of March 27, 2023, the Company had approx. 16,000 Common Shares remaining available for issuance with respect to future grants under the 2014 Director Plan from the original share limit of 240,000 Common Shares to be granted under such plan. As of such date, there were 57,951 unvested restricted shares issued, no unvested performance-based restricted stock units, and no stock options or SARs outstanding under the 2014 Director Plan. As of March 24, 2023, the closing price of our Common Shares was $24.90 per share.

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Summary of Sound Governance Features of the 2023 Director Equity Plan

The Board and the Compensation Committee believe the 2023 Director Equity Plan contains several features that are consistent with the interests of our shareholders and sound corporate governance practices, including the following:

No “evergreen” provision. The number of Common Shares available for issuance under the 2023 Director Equity Plan is fixed and will not adjust based upon the number of Common Shares outstanding.

Stock option exercise prices and SAR grant prices may not be lower than the fair market value on the date of grant. The 2023 Director Equity Plan prohibits granting stock options and SARs with exercise prices or grant prices, as applicable, lower than the fair market value of a share of Common Shares on the date of grant, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

“Clawback” provisions. Awards under the 2023 Director Equity Plan are subject to the clawback or recapture policy, if any, that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to a requirement that the awards be repaid by the participant to the Company after they have been distributed to the participant.

Summary of the 2023 Director Equity Plan Features

The following is a summary of the material terms and conditions of the 2023 Director Equity Plan assuming that such plan is approved by our shareholders at the Annual General Meeting. This summary is qualified in its entirety by reference to the 2023 Director Equity Plan, attached as Appendix B to this proxy statement. You are encouraged to read the 2023 Director Equity Plan in its entirety.

Administration. The Compensation Committee administers the 2023 Director Equity Plan. The Compensation Committee has the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2023 Director Equity Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2023 Director Equity Plan. The Compensation Committee has full discretion to administer and interpret the 2023 Director Equity Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility. Any non-employee directors of the Board of Directors of the Company who are selected by the Compensation Committee will be eligible for awards under the 2023 Director Equity Plan. The Compensation Committee has the sole and complete authority to determine who will be granted an award under the 2023 Director Equity Plan. As of [March 27, 2023], we had 9 non-employee directors eligible to participate in the 2023 Director Equity Plan.

Number of Shares Authorized. The 2023 Director Equity Plan provides for an aggregate of 1,000,000 Common Shares. The following sub-limits also apply under the 2023 Director Equity Plan: (i) award grants will be limited by the aggregate amount of non-employee director compensation approved by the general meeting of the shareholders on an annual basis in accordance with Luxembourg law (ii) our Common Shares subject to awards will be generally unavailable for future grant; and (iii) if any award granted under the 2023 Director Equity Plan is forfeited, expires or is settled for cash, then the shares covered by such forfeited, expired or settled award will again become available to be delivered pursuant to awards granted under the 2023 Director Equity Plan. In addition, in the event that tax withholding obligations from an award granted under the 2023 Director Equity Plan (other than a stock option or stock appreciation right) are satisfied by the withholding or tendering of common shares, the shares so withheld or tendered will be added back to the shares available for issuance. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the 2023 Director Equity Plan, the number of shares covered by awards then outstanding under the 2023 Director Equity Plan, the limitations on awards under the 2023 Director Equity Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

Change in Capitalization. If there is a change in the Company’s corporate capitalization in the event of a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split-up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable.

Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, SARs, restricted shares, restricted stock units, dividend equivalent rights, other equity-based, equity-related or cash-based awards or any combination of the foregoing. Awards may be granted under the 2023 Director Equity Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (which are referred to herein as Substitute Awards).

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Stock Options. The Compensation Committee will be authorized to grant options to purchase our Common Shares that are “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the 2023 Director Equity Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the 2023 Director Equity Plan, the exercise price of the options may not be less than the fair market value of our Common Shares at the time of grant. Options granted under the 2023 Director Equity Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement.

The maximum term of an option granted under the 2023 Director Equity Plan is ten years from the date of grant. Payment in respect of the exercise of an option may be made, by check, by any other form of consideration approved by the Company and/or our Common Shares valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other cashless exercise as the Compensation Committee may make arrangements for. The Compensation Committee may, in its sole discretion, at any time buy out for a payment in cash, or the delivery of our Common Shares, or other property, an option previously granted to a participant.

Stock Appreciation Rights. The Compensation Committee will be authorized to award SARs under the 2023 Director Equity Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. Except as otherwise provided by the Compensation Committee (in the case of substitute awards or SARs granted in tandem with previously granted options), the strike price per share of our Common Shares for each SAR may not be less than 100% of the fair market value of such share, determined as of the date of grant. A SAR granted under the 2023 Director Equity Plan has a maximum term of ten years from the date of grant.

Restricted Shares and Restricted Stock Unit Awards. The Compensation Committee will be authorized to grant restricted shares under the 2023 Director Equity Plan. Awards of restricted shares will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is Common Shares that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period. Unless the Compensation Committee provides otherwise in an award agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be paid to the individual granted the award.

The Compensation Committee will be authorized to award restricted stock unit awards. Restricted stock unit awards will be subject to the terms and conditions established by the Compensation Committee. At the election of the Compensation Committee, the participant will receive a number of Common Shares equal to the number of units earned, and not previously forfeited or terminated, or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee. The Committee may in its sole discretion accelerate the lapse of any or all of the restrictions on the restricted shares and restricted stock units which acceleration shall not affect any other terms and conditions of such awards.

Dividend Equivalent Rights. The Compensation Committee will be authorized to grant, with respect to any award, a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares covered by such award if such shares had been delivered pursuant to such award. In the event such a provision is included in an award agreement, the Compensation Committee will determine whether such payments will be made in cash, in shares or in another form, whether they will be conditioned upon the exercise of the award to which they relate, the time or times at which they will be made, and such other terms and conditions as the Compensation Committee deems appropriate.

Other Stock-Based or Cash-Based Awards. The Compensation Committee will be authorized to grant awards of unrestricted Common Shares, rights to receive grants of awards at a future date, retainers and meeting-based fees or other awards denominated in our Common Shares or cash under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

Effect of a Change in Control. Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a participant and the Company, in the event of a change of control, a grantee’s award shall be treated, in accordance with one or more of the following methods as determined by the Compensation Committee in its sole discretion: (i) settle awards for an amount of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment within a specified period after a change in control) upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance; or (v) provide that for a period of at least 20 days prior to the change in control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the change in control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the change in control and if the change in control does not take place within a specified period after giving such notice for any reason whatsoever, the

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exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the change in control will terminate and be of no further force and effect as of the consummation of the change in control. For the avoidance of doubt, in the event of a change in control where all stock options and stock appreciation rights are settled for an amount of cash or securities, the Compensation Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions may be taken in the event of a merger or other corporate reorganization that does not constitute a change in control.

Nontransferability. Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. Unless otherwise provided in an award agreement, no award may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Amendment. The 2023 Director Equity Plan has a term of ten years. The expiration date of the Plan shall be July 7, 2033 (the tenth anniversary of Plan Effective Date). The Board may amend, suspend or terminate the 2023 Director Equity Plan at any time; however, stockholder approval to amend the 2023 Director Equity Plan may be necessary if the law or NYSE rules so require. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2023 Director Equity Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Shares. A participant will not be subject to tax upon the grant of an award of restricted shares unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted shares becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of

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the Securities Exchange Act of 1934, as amended). The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award.

The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m). The Tax Cuts and Jobs Act of 2017 (“Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Code Section 162(m) for tax years commencing after December 31, 2017. Code Section 162(m) imposes a $1 million limit on the amount that a public company may deduct for compensation paid to “covered employees” (as determined under Code Section 162(m)).

New Plan Benefits

Awards under the 2023 Director Equity Plan will be granted in the discretion of the Compensation Committee. As such, it is not possible at this time to determine the type, number, recipients or other terms of awards to be granted in the future.

Non-Employee Directors. The 2023 Director Equity Plan authorizes the grant of equity-based awards to non-employee directors pursuant to our director compensation program as in effect from time to time, as described under the heading “Compensation of Directors.” The table below sets forth the aggregate grant date fair value of annual equity-based awards that all non-employee directors as a group are expected to receive in fiscal 2023 pursuant to the 2023 Director Equity Plan, if the Company’s shareholders approve the 2023 Director Equity Plan at the Annual General Meeting of the shareholders.

Name and Position	Dollar Value	Number of Shares
All current non-executive officer directors as a group	$900,000	(1)
(1)	The number of restricted shares to be granted to non-employee directors will be equal to $100,000 per director divided by the closing price of the Common Share on the date of grant.

We are asking our shareholders to approve the following resolution:

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. hereby approve the non-employee director equity plan (the “2023 Director Equity Plan”) to replace the expiring 2014 non-employee director equity plan.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2023 DIRECTOR EQUITY PLAN.

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Orion Engineered Carbons S.A. 2023 Extraordinary General Meeting of Shareholders

Proxy Statement

Information Concerning Voting and Solicitation

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Orion Engineered Carbons S.A. (the “Company” or “we”) for use at the Company’s 2023 Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) to be held at the Company’s headquarters located at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg on June 7, 2023, at 4:00 p.m. (Central European Time), and any adjournment thereof.

On or around April 14, 2023, we will mail to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement (the “Proxy Statement”) The Notice of Internet Availability of Proxy Materials will also contain instructions on how you can receive a paper copy of the proxy materials. The Notice of Internet Availability of Proxy Materials and the proxy card are first being made available online on or around April 14, 2023.

Questions and Answers About the Meeting and Voting

What proposals are scheduled to be voted on at the Extraordinary General Meeting and what is the recommendation of the Board on each of the proposals scheduled to be voted on at the Extraordinary General Meeting?

Shareholders will be asked to vote on the following proposals:

Proposals

NUMBER	DESCRIPTION
1

Renewal of the Company’s authorized share capital pursuant to article 6 of the Company’s articles of association for a period of five years starting from the date of this Extraordinary General Meeting with the authorization to the Board of Directors to issue respective common shares or other instruments that give access to common shares with or without reserving a preferential right to subscribe for such newly issued shares or instruments to existing holders of shares and respective amendment of article 6 of the Company’s articles of association.

The Board recommends that you vote “FOR” the renewal of the Company’s authorized share capital and respective amendment of article 6 of the Articles of Association.

2

Change of the name of the Company from Orion Engineered Carbons S.A. to Orion S.A. and respective amendment of article 1 of the Company’s articles of association. The Board recommends that you vote “FOR” the change of the name of the Company to Orion S.A. and respective amendment of article 1 of the Company’s articles of association.

The Board recommends that you vote “FOR” the change of name and respective amendment of article 1 of the Articles of Association.

We are not aware of any other business to be brought before the Extraordinary General Meeting. If any additional business is properly brought before the Extraordinary General Meeting, proxies will be voted on those matters in accordance with the best judgment of the person or persons acting under the proxies.

How many votes are needed to approve the proposals and what is the effect of broker non-votes, abstentions or withheld votes?

As of March 24, 2023, the Company had 59,535,861 Common Shares issued and outstanding. Each Common Share is entitled to one vote on each matter brought before the Extraordinary General Meeting.

Pursuant to article 12 of the Company’s articles of association, any amendment of the articles of association requires a majority of at least two-thirds (2/3) of the votes validly cast at a General Meeting of Shareholders at which at least half (1/2) of the issued share capital is represented. The resolution 1 and the resolution 2 entail an amendment to the articles of association and therefore require

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a majority of at least two-thirds (2/3) of the votes validly cast at a General Meeting of Shareholders at which at least half (1/2) of the issued share capital is represented.

Abstentions, broker non-votes and nil votes will not be taken into account. A nil vote under Luxembourg law means a vote that does not show clearly the intention of the shareholder to cast a vote for, against or to abstain with regard to a specific resolution.

Who can vote at the Extraordinary General Meeting?

Shareholders as of the Record Date for the Extraordinary General Meeting are entitled to vote at the Extraordinary General Meeting. As of March 24, 2023, the Company had 59,535,861 Common Shares issued and outstanding.

Shareholder of Record: Common Shares Registered in Your Name

If on the Record Date your Common Shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, then you are considered the shareholder of record with respect to those Common Shares.

As a shareholder of record, you may vote at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote over the Internet, by telephone or by filling out and returning the proxy card.

Beneficial Owner: Common Shares Registered in the Name of a Broker or Nominee

If on the Record Date, you hold your Common Shares through a bank, brokerage firm or other agent and do not give instructions to your bank, brokerage firm or other agent as to how your Common Shares should be voted at the Extraordinary General Meetings, the Common Shares that you hold through a bank, brokerage firm or other agent will not be voted on Proposals 1 or 2. The Company therefore urges all shareholders who hold their Common Shares through a bank, brokerage firm or other agent to promptly provide voting instructions in accordance with the procedures of their bank, brokerage firm or other agent.

How do I vote?

If you are a shareholder of record, you may:

•	vote in person—we will provide a ballot to shareholders who attend the Extraordinary General Meeting and wish to vote in person;
•	vote by telephone in advance of the Extraordinary General Meeting;
•	vote by mail—if you request a paper proxy card, simply complete, sign and date the proxy card then follow the instructions on the proxy card; or
•	vote via the Internet—follow the instructions on the Notice of Internet Availability or proxy card and have the Notice of Internet Availability or proxy card available when you access the internet website.

All Common Shares represented by proxy for an Extraordinary General Meeting duly executed and received by the Voter Deadline will be voted at the Extraordinary General Meeting in accordance with the terms of the proxy. This includes votes submitted via the Internet or by telephone. Submitting your proxy, whether via the Internet, telephone or by mail if you requested a paper proxy card, will not affect your right to vote at the Extraordinary General Meeting if you were a shareholder of record as of the close of business on April 6, 2023, and should you decide to attend the Extraordinary General Meeting and vote your shares at the Extraordinary General Meeting.

If you are not a shareholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your Common Shares.

Your vote is important. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the Extraordinary General Meeting if you have already voted by proxy.

How do I revoke my proxy?

A shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to the Secretary of the Company or by delivering a later-dated proxy or by voting in person at the Extraordinary General Meeting.

What is the quorum requirement for the Extraordinary General Meeting?

The Extraordinary General Meeting will only deliberate validly if at least half of the share capital is present or represented. Should the quorum requirement of half of the share capital not be met, then in accordance with article 12 of the Company’s articles of association, a second extraordinary general meeting of Shareholders may be convened, by means of notices published twice, with at least a fifteen (15) days interval and with the second notice to be published at least fifteen (15) days before the meeting. The second extraordinary General Meeting shall validly deliberate regardless of the proportion of the capital represented. Resolutions will be adopted by a majority of at least two-thirds of the votes validly cast at the Extraordinary General Meeting.

Orion Engineered Carbons	2023 Proxy Statement	85

What are broker non-votes?

Broker non-votes occur when Common Shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the Common Shares.

Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the matters voted upon. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your Common Shares will not be authorized to vote on Proposals 1 or 2. We encourage you to provide voting instructions to your broker, whether or not you plan to attend the Extraordinary General Meeting.

What if I return a proxy card but do not make specific choices?

All proxies will be voted in accordance with the instructions specified on the proxy card.

If you do not vote and you hold your Common Shares in street name, your Common Shares may constitute “broker non- votes” (as described above). Voting results will be tabulated and certified by the inspector of elections appointed for the Extraordinary General Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, on or around April 14, 2023, the Company will mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability and at https://investor.orioncarbons.com. The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the notice, then you will not receive a paper copy of the proxy materials unless you request one. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce costs to the Company associated with the physical printing and mailing of proxy materials.

How can I get electronic access to the proxy materials?

The Notice of Internet Availability will provide you with instructions regarding how to use the Internet to:

•	View the Company’s proxy materials for the Extraordinary General Meeting; and
•	Instruct the Company to send future proxy materials to you by e-mail.

The Company’s proxy materials are also available at https://investor.orioncarbons.com. This website address is included for reference only. The information contained on the Company’s website is not incorporated by reference into this proxy statement.

Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Who is paying for this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. Proxies may be solicited on behalf of the Company by our directors, officers, employees or agents in person or by telephone or other electronic means. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our Common Shares. We have not retained an outside proxy solicitation firm to assist us with the solicitation of proxies.

Orion Engineered Carbons	2023 Proxy Statement	86

PROPOSAL 1

Renewal of the Company’s authorized share capital pursuant to Article 6 of the Company’s articles of association for a period of five years starting from the date of this Extraordinary General Meeting

Upon presentation to the shareholders of the justifying report of the Board of Directors, pursuant to article 420-26 (5) of the law of 10 August 2015 on commercial companies as amended, renewal of the Company’s authorized share capital pursuant to Article 6 of the Company’s articles of association for a period of five years starting from the date of this Extraordinary General Meeting with or without reserving a preferential right to subscribe for such shares to existing holders of shares and subsequent amendment of article 6 of the Company’s articles of association.

Our articles of association provide that during a period of time of five (5) years from April 16, 2019, the Board of Directors is authorized to issue common shares, to grant options to subscribe for common shares and to issue any other instruments giving access to common shares, within the limit of the authorized share capital of 4,043,320 common shares, to such persons and on such terms as it shall see fit, and specifically to proceed to such issue by cancelling or limiting the existing shareholders’ preferential rights to subscribe for the new common shares to be issued. The authorized share capital was originally set at 5,000,000 common shares of which 956,680 common shares were utilized through a share capital increase.

We are asking our shareholders to renew such authorization so that the authorized share capital, excluding the issued share capital of the Company, is set at five million common shares for a period of five years as from the date of the extraordinary general meeting. This is in line with the authorized share capital resolution of the extraordinary general meeting of shareholders that was approved by the Company’s shareholders in its 2019 extraordinary general shareholders meeting.

Description of Common Shares that can be issued through utilizing authorized share capital

The following description of our Common Shares is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to our articles of association.

(i)	dividend rights

Holders of Common Shares are entitled to receive dividends, if any, as may be declared from time to time by the Board of Directors in its discretion out of funds legally available for the payment of dividends.

(ii)	terms of conversion

Not applicable.

(iii)	sinking fund provisions

Not applicable.

(iv)	redemption provisions

Common Shares are not subject to involuntary redemption by the Company. The shareholders have authorised the Board of Directors to acquire Common Shares of the Company at its discretion (i) on the stock exchange or (ii) through a public offer to purchase or tender offer made to all shareholders in the Company.

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(v)	voting rights

Holders of Common Shares are entitled to one vote per share on all matters voted on by the shareholders, including the election of directors. Our Common Shares does not have cumulative voting rights.

(vi)	pre-emption rights,

The existing shareholders have a preferential right of subscription to shares that are subscribed for in cash however the extraordinary general meeting of shareholders resolved to limit or waive this preferential right of subscription under certain circumstances and authorised the management body to do so in the context of the use of the authorised share capital of the Company.

(vii)	liability to further calls to assessment or liabilities

Increasing the commitments of the shareholders requires the unanimous consent of the shareholders.

(viii)	restrictions on alienability,

There are no restrictions on alienability (however, certain shareholders may be personally subject to restrictions imposed by contract or applicable securities laws).

(ix)	provisions discriminating against holders on the basis of holding a substantial amount of the securities

Pursuant to applicable Luxembourg law shareholders representing at least 10% of the share capital and/or at least 10% of the voting rights benefit from the following provisions:

-	One or more shareholders representing at least 10% of the share capital or at least 10% of the voting rights attached to all securities issued by the Company may ask in writing questions to the management body on one or more transactions.
-	One or more minority shareholders, at the general meeting of shareholders at which a decision was taken on the discharge (quitus), securities entitled to vote at such general meeting of shareholders representing at least 10% of the voting rights, are entitled to bring a court action against the members of the management body for the account of the company.
-	If one or more shareholders representing at least 10% of the share capital request so in writing, with an indication of the agenda, the convening of a general meeting, the management body or the statutory auditor must convene a general meeting.
-	One or several shareholders holding at least 10% of the share capital may request the addition of one or several items on the agenda of a general meeting.
-	at the request of one or more shareholders representing at least 10% of the share capital of the company, the management body shall adjourn a general meeting for 4 weeks (up to 6 weeks, in case of a combined ordinary and extraordinary general meeting due to the lack of the fulfillment of the quorum and/or majority conditions for the latter).
(x)	whether the rights of holders can be modified other than by a vote of the majority,

In case of use of authorized share capital by the board to issue shares, the preferential right of subscription of shareholders may be limited or waived leading to potential dilution of existing shareholders.

(xi)	any provisions in the charter or bylaws that would have the effect of delaying, deferring or preventing a change of control of the company

We are asking our shareholders to approve the following resolution:

RESOLVED, to renew the authorization granted to the Board of Directors for a period of five (5) years from the date of this Extraordinary General Meeting, to issue common shares, to grant options to subscribe for common shares and to issue any other instruments giving access to common shares, within the limit of the authorized share capital of 5,000,000 common shares, to such persons and on such terms as it shall see fit, and specifically to proceed to such issue by cancelling or limiting the existing shareholders’ preferential rights to subscribe for the new common shares to be issued. The authorized share capital, excluding the issued share capital of the Company, is set at five million common shares with no par value.

Subsequently, the article 6 of the Articles of Association shall henceforth read as follows:

“Article 6      Authorized capital

6.1 The Company’s authorized share capital, excluding the issued share capital, is fixed at five million euro (EUR 5,000,000), consisting of five million (5,000,000) common shares with no par value.

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6.2 During a period of time of five (5) years from June 7, 2023, the Board of Directors be and is hereby authorized to issue common shares, to grant options to subscribe for common shares and to issue any other instruments giving access to common shares, within the limit of the authorized share capital, to such persons and on such terms as it shall see fit, and specifically to proceed to such issue by cancelling or limiting the existing shareholders’ preferential rights to subscribe for the new common shares to be issued.

6.3 The Company’s authorized share capital may be increased or reduced by a resolution of the General Meeting of Shareholders, adopted in the manner required for an amendment of these articles of association.”

Required Vote

This resolution requires a majority of at least two-thirds (2/3) of the votes validly cast at the Extraordinary General Meeting at which at least half (1/2) of the issued share capital is represented Abstentions and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR the Renewal of the Company’s authorized share capital pursuant to Article 6 of the Company’s articles of association for a period of five years starting from the date of this Extraordinary General Meeting and the subsequent amendment of article 6 of the Articles of Association.

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PROPOSAL 2

Change of the name of the Company from Orion Engineered Carbons S.A. to Orion S.A. and subsequent amendment of article 1 of the Articles of Association

Change of the name of the Company from Orion Engineered Carbons S.A. to Orion S.A. and subsequent amendment of article 1 of the Articles of Association.; The Board of Directors has discussed the changing of the name of Orion Engineered Carbons in detail and believes that shortening the Company’s name from Orion Engineered Carbons to Orion has numerous benefits:

(i)	Customers know us as Orion.
(ii)	We use Orion as a trademark in many jurisdictions
(iii)	We don’t see an advantage of “engineered carbons” in our name
(iv)	A briefer name like “Orion” gives more prominence to market specific taglines we may deploy with the trademark Orion.

We are asking our shareholders to approve the following resolution:

RESOLVED, that the name of the Company is changed from Orion Engineered Carbons S.A. to Orion S.A. starting from the date of this Extraordinary General Meeting. Subsequently, the article 1 of the Articles of Association shall henceforth read as follows:

“Article 1 Name — Legal Form

There exists a joint stock corporation (société anonyme) under the name of “Orion S.A.” (the “Company”) which shall be governed by the law of 10 August 1915 concerning commercial companies, as amended (the “Law”), as well as by the present articles of association.”

Required Vote

This resolution requires a majority of at least two-thirds (2/3) of the votes validly cast at the Extraordinary General Meeting at which at least half (1/2) of the issued share capital is represented Abstentions and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR the change of the name of the Company to Orion S.A. and subsequent amendment of article 1 of the Articles of Association.

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Additional Information

One or more shareholders of record holding at least 10% of the outstanding Common Shares (excluding, for the avoidance of doubt, any Common Shares repurchased by the Company) may add items to the agenda of the Annual General Meeting, including a resolution to appoint a director of the Company, provided that each such item is accompanied by a justification or a draft resolution to be adopted in the Annual General Meeting.

Shareholder Proposals and Nominations for Director for the 2024 Annual General Meeting of Shareholders

Shareholder proposals intended for inclusion in next year’s proxy materials related to the 2024 Annual General Meeting of shareholders (the “2024 Annual General Meeting”) pursuant to SEC Rule 14a-8 must be received at the Company’s principal executive offices on or before December 9, 2023, or if the date of the 2024 Annual General Meeting has been changed by more than 30 days from the date of the Annual General Meeting (i.e. June 7), then the deadline is a reasonable time before the Company begins to print and send its proxy materials related to the 2024 Annual General Meeting. In addition, one or more shareholders representing at least ten percent (10%) of our Common Shares outstanding may submit written proposals to the Company for inclusion on the agenda for the 2024 Annual General Meeting if such written proposals are received by the Company at least 5 business days before our 2024 Annual General Meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Our Articles of Association describe the requirements for submitting proposals at the Annual General Meeting. The notice must be given in the manner and must include the information and representations required by our Articles of Association.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act of 1934, as amended, no later than April 8, 2024.

According to the Company’s articles of association, a General Meeting of Shareholders must be convened by the Board of Directors, upon request in writing indicating the agenda, addressed to the Board of Directors by one or several shareholders representing at least ten percent (10%) of the Company’s issued share capital. In such case, a General Meeting of Shareholders must be convened and shall be held within a period of one (1) month from receipt of such request by the Board of Directors at the Company’s registered office by registered mail.

Householding

The SEC’s rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability of Proxy Materials or proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials or proxy materials, you can request them from Investor Relations by phone at +1 (281) 318-4016, or by or using the internet (https://investor.orioncarbons.com/financials/Proxy-Statements/default.aspx). You may also send a written request for Proxy Materials to Investor Relations, Orion Engineered Carbons S.A., 1700 City Plaza Drive, Suite 300, Spring, Texas 77389.

If you are currently a shareholder sharing an address with another shareholder and wish to receive only one copy of future Notices of Internet Availability of Proxy Materials or proxy materials for your household, please contact Investor Relations at the above phone number.

Other Matters

We do not know of any matters other than those stated above which are to be brought before the Annual General Meeting. However, if any other matters should be properly presented for consideration and voting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their judgment.

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Obtaining Copies of the Company’s 2022 Annual Accounts and the consolidated financial statements and Annual Report

Shareholders of the Company may obtain, without charge, a copy of the Company’s annual stand-alone account in accordance with the principles generally accepted in Luxembourg and consolidated financial statements in accordance with the principles generally accepted in the United States as well as the annual report on Form 10-K for the fiscal year ended December 31, 2022 by sending a written request for the 2022 annual report to Investor Relations, Orion Engineered Carbons S.A., 1700 City Plaza Drive, Suite 300, Spring, Texas 77389.

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Annex A: Non-U.S. GAAP Measures

Adjusted EBITDA (Non-U.S. GAAP Financial Measure)

We present certain financial measures that are not prepared in accordance with GAAP or the accounting standards of any other jurisdiction and may not be comparable to other similarly titled measures of other companies.

We define Adjusted EBITDA as income from operations before depreciation and amortization, restructuring expenses, consulting fees related to Company strategy, gain related to legal settlement, and includes equity earnings (loss) in affiliated companies, net of tax. Adjusted EBITDA is used by our management to evaluate our operating performance and make decisions regarding allocation of capital because it excludes the effects of items that have less bearing on the performance of our underlying core business.

We use Adjusted EBITDA as internal measures of performance to benchmark and compare performance among our own operations. We use these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of our business. We believe these measures are useful measures of financial performance in addition to consolidated net income for the period, income from operations and other profitability measures under GAAP because they facilitate operating performance comparisons from period to period and company to company and, with respect to Contribution Margin, eliminate volatility in feedstock prices. By eliminating potential differences in results of operations between periods or companies caused by factors such as depreciation and amortization methods, historic cost and age of assets, financing and capital structures and taxation positions or regimes, we believe that Adjusted EBITDA can provide a useful additional basis for comparing the current performance of the underlying operations being evaluated. For these reasons, we believe EBITDA-based measures are often used by the investment community as a means of comparison of companies in our industry. By deducting variable costs (such as raw materials, packaging, utilities and distribution costs) from revenue, we believe that Contribution Margins can provide a useful basis for comparing the current performance of the underlying operations being evaluated by indicating the portion of revenue that is not consumed by these variable costs and therefore contributes to the coverage of all costs and profits.

Different companies and analysts may calculate measures based on EBITDA, contribution margins and working capital differently, so making comparisons among companies on this basis should be done carefully. Adjusted EBITDA, Contribution Margins and Net Working Capital are not measures of performance under GAAP and should not be considered in isolation or construed as substitutes for revenue, consolidated net income for the period, income from operations, gross profit and other GAAP measures as an indicator of our operations in accordance with GAAP.

The following table presents a reconciliation of Adjusted EBITDA to consolidated net income for the year ended December 31, 2022 (in $ MM):

Net income	$106.2
Add back income tax expense	51.5
Add back earnings in affiliated companies, net of tax	(0.5)
Income before earnings in affiliated companies and income taxes	157.2
Add back interest and other financial expense, net	39.9
Income from operations	197.1
Add back depreciation of property, plant and equipment and amortization of intangible assets and right of use assets	105.7
EBITDA	302.8
Earnings in affiliated companies, net of tax	0.5
Release of legal reserve, net	(3.4)
Long-term incentive plan	7.7
Environmental reserve accrual	(0.4)
Other adjustments	1.7
Adjusted EBITDA	$312.3
Specialty Carbon Black Adjusted EBITDA	$143.9
Rubber Carbon Black Adjusted EBITDA	$168.4

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Appendix A

ORION ENGINEERED CARBONS S.A.

2023 OMNIBUS INCENTIVE COMPENSATION PLAN

ARTICLE I GENERAL		A-1
1.1	Purpose	A-1
1.2	Definitions of Certain Terms	A-1
1.3	Administration	A-3
1.4	Persons Eligible for Awards	A-4
1.5	Types of Awards Under Plan	A-4
1.6	Shares of Common Stock Available for Awards	A-5
ARTICLE II AWARDS UNDER THE PLAN		A-5
2.1	Agreements Evidencing Awards	A-5
2.2	No Rights as a Shareholder	A-5
2.3	Options	A-5
2.4	Stock Appreciation Rights	A-6
2.5	Restricted Shares	A-7
2.6	Restricted Stock Units	A-7
2.7	Dividend Equivalent Rights	A-7
2.8	Other Stock-Based or Cash-Based Awards	A-7
2.9	Repayment If Conditions Not Met	A-8
ARTICLE III MISCELLANEOUS		A-8
3.1	Amendment of the Plan	A-8
3.2	Tax Withholding	A-8
3.3	Required Consents and Legends	A-8
3.4	Right of Offset	A-9
3.5	Nonassignability; No Hedging	A-9
3.6	Change in Control	A-9
3.7	Right of Discharge Reserved	A-10
3.8	Nature of Payments	A-10
3.9	Non-Uniform Determinations	A-10
3.10	Other Payments or Awards	A-10
3.11	Plan Headings	A-10
3.12	Termination of Plan	A-10
3.13	Clawback/Recapture Policy	A-10
3.14	Section 409A	A-11
3.15	Governing Law	A-11
3.16	Choice of Forum	A-11
3.17	Severability; Entire Agreement	A-12
3.18	Waiver of Claims	A-12
3.19	No Liability With Respect to Tax Qualification or Adverse Tax Treatment	A-12
3.20	No Third-Party Beneficiaries	A-12
3.21	Successors and Assigns of the Company	A-12
3.22	Waiver of Jury Trial	A-12
3.23	Date of Adoption and Approval of Shareholders	A-12

ORION ENGINEERED CARBONS S.A.
2023 OMNIBUS INCENTIVE COMPENSATION PLAN

ARTICLE I
GENERAL

1.1       Purpose

The purpose of the Orion Engineered Carbons S.A. 2023 Omnibus Incentive Compensation Plan (as amended from time to time, the “Plan”) is to (1) attract, retain and motivate officers and key employees and consultants of the Company (other than non-employee directors of Orion), compensate them for their contributions to the Company and encourage them to acquire a proprietary interest in the Company and (2) to align the interests of officers and key employees with those of shareholders of the Company.

1.2       Definitions of Certain Terms

For purposes of this Plan, the following terms have the meanings set forth below:

1.2.1       “Acquisition Awards” has the meaning set forth in Section 1.6.1.

1.2.2       “Award” means an award made pursuant to the Plan.

1.2.3       “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee), executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.

1.2.4       “Board” means the Board of Directors of Orion.

1.2.5       “Business Combination” has the meaning provided in the definition of Change in Control.

1.2.6       “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing Shares.

1.2.7       “Change in Control” means, except in connection with any initial public offering of the Common Stock, the occurrence of any of the following events:

(a)        during any period of not more than twenty-four (24) months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Orion in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Orion as a result of (and at the behest of the person who initiated) an actual or publicly threatened election contest with respect to directors or as a result of (and at the behest of the person who initiated) any other actual or publicly threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)        any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Orion representing 30% or more of the combined voting power of Orion’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of an acquisition of Company Voting Securities:  (A) by Orion or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by Orion or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition);

(c)        the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Orion that requires the approval of Orion’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent,

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the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this paragraph (c) shall be deemed to be a “Non-Qualifying Transaction”);

(d)        the consummation of a sale of all or substantially all of the Company’s assets (other than to an affiliate of the Company); or

(e)        the shareholders of Orion approve a plan of complete liquidation or dissolution of Orion.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by Orion such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur.

1.2.8       “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

1.2.9       “Committee” has the meaning set forth in Section 1.3.1.

1.2.10     “Common Stock” means the common shares of the Company, having no par value, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.

1.2.11     “Company” means Orion and any Subsidiary and any successor entity.

1.2.12     “Company Voting Securities” has the meaning provided in the definition of Change in Control.

1.2.13     “Consent” has the meaning set forth in Section 3.3.2.

1.2.14     “Consultant” means any individual (other than a non-employee director of Orion), corporation, partnership, limited liability company or other entity that provides bona fide consulting or advisory services to Orion or any Subsidiary.

1.2.15     “Covered Person” has the meaning set forth in Section 1.3.4.

1.2.16     “Director” means a member of the Board.

1.2.17     “Effective Date” has the meaning set forth in Section 3.23.

1.2.18     “Employee” means an employee of Orion or any Subsidiary, but not including a non-employee director of Orion.

1.2.19     “Employment” means a Grantee’s performance of services for Orion or any Subsidiary, as determined by the Committee. The terms “employ” and “employed” will have their correlative meanings. The Committee in its sole discretion may determine (a) whether and when a Grantee’s leave of absence results in a termination of Employment, (b) whether and when a change in a Grantee’s association with Orion or any Subsidiary results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee’s Employment being terminated will include both voluntary and involuntary terminations.

1.2.20     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.21     “Fair Market Value” means, with respect to a Share, the closing price reported for the Common Stock on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.

1.2.22     “Grantee” means an Employee or Consultant who receives an Award.

1.2.23     “Incentive Stock Option” means a stock option to purchase Shares that is intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.

1.2.24     “Incumbent Directors” has the meaning provided in the definition of Change in Control.

1.2.25     “Non-Qualifying Transaction” has the meaning provided in the definition of Change in Control.

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1.2.26     “Orion” means Orion Engineered Carbons S.A.

1.2.27     “Plan” has the meaning set forth in Section 1.1.

1.2.28     “Plan Action” will have the meaning set forth in Section 3.3.1.

1.2.29     “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

1.2.30     “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.31     “Share Limit” has the meaning set forth in Section 1.6.1.

1.2.32     “Shares” means shares of Common Stock.

1.2.33     “Subsidiary” means any corporation, partnership, limited liability company or other legal entity of which Orion, directly or indirectly, owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests.

1.2.34     “Surviving Entity” has the meaning provided in the definition of Change in Control.

1.2.35     “Ten Percent Shareholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of Orion and of any Subsidiary or parent corporation of Orion.

1.2.36     “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.

1.3       Administration

1.3.1       The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

(a)       exercise all of the powers granted to it under the Plan;

(b)       construe, interpret and implement the Plan and all Award Agreements;

(c)        prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;

(d)       make all determinations necessary or advisable in administering the Plan;

(e)       correct any defect, supply any omission and reconcile any inconsistency in the Plan;

(f)         amend the Plan to reflect changes in applicable law;

(g)       grant Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of Employment on such Awards;

(h)        amend any outstanding Award Agreement in any respect, including, without limitation, to

(1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(2) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(3) waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions, or

(4) reflect a change in the Grantee’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities); and

(i)         determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.14,

(1) Awards may be

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(A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),

(B) exercised, or

(C) canceled, forfeited or suspended,

(2) Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee,

(3) to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards,

(4) Awards may be settled by Orion, any of its Subsidiaries or affiliates or any of their designees, and

(5) the exercise price for any stock option (other than an Incentive Stock Option, unless the Committee determines that such a stock option will no longer constitute an Incentive Stock Option) or stock appreciation right may be reset.

1.3.2       Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members, and delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.

1.3.3       Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

1.3.4       No Director or Employee (each such person, a “Covered Person”) will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by Orion against and from:

(a)        any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith; and

(b)        any and all amounts paid by such Covered Person, with Orion’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that Orion will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once Orion gives notice of its intent to assume the defense, Orion will have sole control over such defense with counsel of Orion’s choice.

The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Orion’s Articles of Association, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that Orion may have to indemnify such persons or hold them harmless.

1.4       Persons Eligible for Awards

Awards under the Plan may be made to current or prospective Employees or, solely with respect to their final year of service, former Employees and to Consultants.

1.5       Types of Awards Under Plan

 Awards may be made under the Plan in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:

(a)        stock options;

(b)        stock appreciation rights;

(c)        restricted shares;

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(d)        restricted stock units;

(e)        dividend equivalent rights; and

(f)         other equity-based or equity-related Awards (as further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

1.6       Shares of Common Stock Available for Awards

1.6.1       Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan shall be 4,000,000 (the “Share Limit”). Shares of Common Stock subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) (“Acquisition Awards”) will not count against the number of shares that may be granted under the Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements. No grants under the Plan shall be made at any time when (i) the authorized share capital of the Company or (ii) the distributable funds of the Company as determined in accordance with the laws of the Grand Duchy of Luxembourg are not sufficiently high in order to issue the number of Shares to be granted.

1.6.2       Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted shares repurchased by the Company at the same price paid by the Grantee so that such Shares are returned to the Company), expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement shall be available for future grants of Awards under the Plan and shall be added back in the same number of Shares as were deducted in respect of the grant of such Award. In the event that tax withholding obligations from an Award other than a stock option or stock appreciation right are satisfied by the withholding or tendering of shares of Common Stock, the shares so withheld or tendered shall be added back in the same number of Shares as were deducted in respect of the grant of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.

1.6.3       Adjustments. The Committee will (a) adjust the number of Shares authorized pursuant to Section 1.6.1, (b) adjust the number of Shares set forth in Section 2.3.2 that can be issued through Incentive Stock Options and (c) adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split-up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment shall be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code.

ARTICLE II
AWARDS UNDER THE PLAN

2.1       Agreements Evidencing Awards

Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.14, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2       No Rights as a Shareholder

No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a shareholder of Orion with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Shares.

2.3       Options

2.3.1       Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.3.2       Incentive Stock Options. At the time of grant, the Committee will determine:

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(a)        whether all or any part of a stock option granted to an eligible Employee will be an Incentive Stock Option and

(b)        the number of Shares subject to such Incentive Stock Option; provided, however, that

(1)        the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any calendar year (under all such plans of Orion and of any Subsidiary or parent corporation of Orion affiliate) will not exceed $100,000 and

(2)        no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.

The form of any stock option which is entirely or in part an Incentive Stock Option will clearly indicate that such stock option is an Incentive Stock Option or, if applicable, the number of Shares subject to the Incentive Stock Option. No more than 4,000,000 Shares (as adjusted pursuant to the provisions of Section 1.6.3) that can be delivered under the Plan shall be issued through Incentive Stock Options.

2.3.3       Exercise Price. The exercise price per share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of a share of Common Stock (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 110% of the Fair Market Value). Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock options.

2.3.4       Term of Stock Option. In no event will any stock option be exercisable after the expiration of 10 years (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 5 years) from the date on which the stock option is granted.

2.3.5       Vesting and Exercise of Stock Option and Payment for Shares. A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option.

To exercise a stock option, the Grantee must give written notice to Orion specifying the number of Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:

(a)        personal check,

(b)        Shares, based on the Fair Market Value as of the exercise date,

(c)        any other form of consideration approved by the Company and permitted by applicable law, and

(d)        any combination of the foregoing.

The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by Orion on terms acceptable to Orion with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, Shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.4       Stock Appreciation Rights

2.4.1       Grant. Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.4.2       Exercise Price. The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock appreciation rights.

2.4.3       Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.

2.4.4       Vesting and Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may vest

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and be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the stock appreciation right.

To exercise a stock appreciation right, the Grantee must give written notice to Orion specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:

(a)        the excess of:

(1)        the Fair Market Value of the Common Stock on the date of exercise over

(2)        the exercise price of such stock appreciation right multiplied by

(b)        the number of stock appreciation rights exercised that will be delivered to the Grantee.

Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by Orion on terms acceptable to Orion with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Grantee so requests, Shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.5       Restricted Shares

2.5.1       Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such shares, the Grantee will have the rights of a shareholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by Orion or its designated agent until the time the restrictions lapse.

2.5.2       Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be paid to the relevant Grantee.

2.6       Restricted Stock Units

The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Orion, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.7       Dividend Equivalent Rights

The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Orion until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A of the Code), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

2.8       Other Stock-Based or Cash-Based Awards

The Committee may grant other types of equity-based, equity-related or cash-based Awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee may determine (including, without limitation, the achievement of performance goals). Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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2.9       Repayment If Conditions Not Met

If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.9, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.

ARTICLE III
MISCELLANEOUS

3.1       Amendment of the Plan

3.1.1       Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6.3 and 3.6, no such amendment shall materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.3, 1.6.3 and 3.6, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.

3.1.2       Unless otherwise determined by the Board, shareholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided, however, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require shareholder approval under Section 422 of the Code will be effective without the approval of the shareholders of Orion.

3.2       Tax Withholding

Grantees shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act tax),

(a)        the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including Shares otherwise deliverable),

(b)        the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise), or

(c)        the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the minimum amounts of such taxes required by law to be withheld.

3.3       Required Consents and Legends

3.3.1       If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action, a “Plan Action”), then, subject to Section 3.14, such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

3.3.2       The term “Consent” as used in this Article III with respect to any Plan Action includes:

(a)        any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States;

(b)        any and all written agreements and representations by the Grantee with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made;

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(c)        any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency;

(d)        any and all consents by the Grantee to:

(1)        the Company’s supplying to any third-party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan,

(2)        the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award,

(3)        the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan, and

(e)        any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.

3.4       Right of Offset

The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

3.5       Nonassignability; No Hedging

Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6       Change in Control

3.6.1       The Committee may provide in any Award Agreement for provisions relating to a Change in Control, including, without limitation, the acceleration of the exercisability of, or the lapse of restrictions or deemed satisfaction of performance goals with respect to, any outstanding Awards.

3.6.2       In the event of a Change in Control, a Grantee’s Award shall be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after closing; or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force

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and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.

3.7       Right of Discharge Reserved

Neither the grant of an Award nor any provision in the Plan or in any Award Agreement will confer upon any Grantee the right to continued Employment, or other engagement, by Orion or any Subsidiary or affect any right which Orion or any Subsidiary may have to terminate or alter the terms and conditions of such Employment or other engagement.

3.8       Nature of Payments

3.8.1       Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for Orion or any Subsidiary by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.

3.8.2       All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee, will not entitle the Grantee to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.

3.9       Non-Uniform Determinations

3.9.1       The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s Employment has been terminated for purposes of the Plan.

3.9.2       To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, (i) establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules and (ii) cause Orion to enter into an agreement with any local Subsidiary pursuant to which such Subsidiary will reimburse the Company for the cost of such equity incentives.

3.10     Other Payments or Awards

Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11     Plan Headings

The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.12     Termination of Plan

The Board reserves the right to terminate the Plan at any time; provided, however, that, in any case, the Plan will terminate on the day before the 10th anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.13     Clawback/Recapture Policy

Awards under the Plan shall be subject to the clawback or recapture policy, if any, that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.

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3.14     Section 409A

3.14.1     All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern.

3.14.2     Without limiting the generality of Section 3.14.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:

(a)        any payment due upon a Grantee’s termination of employment shall be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;

(b)        any payment to be made with respect to such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) shall be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;

(c)        to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);

(d)        with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;

(e)        if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment;

(f)         if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents shall be treated separately from the right to other amounts under the Award; and

(g)        for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” shall mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Orion, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

3.15       Governing Law

THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

3.16     Choice of Forum

3.16.1     The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in the county of new york over any suit, action or proceeding arising out of or relating to or concerning the Plan. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.16.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Plan.

3.16.2     The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan (a) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (b) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.16.1, (c) undertake not to commence any action arising out of or relating to or concerning this Plan in any forum other than the forum described in this Section 3.16 and (d) agree that, to

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the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Company and each Grantee.

3.17     Severability; Entire Agreement

If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.18     Waiver of Claims

Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award he or she has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

3.19     No Liability With Respect to Tax Qualification or Adverse Tax Treatment

Notwithstanding anything to the contrary contained herein, in no event shall the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

3.20     No Third-Party Beneficiaries

Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

3.21       Successors and Assigns of the Company

The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.

3.22     Waiver of Jury Trial

EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.23     Date of Adoption and Approval of Shareholders

The Plan was adopted by the Board on March 9, 2023 (the “Effective Date”) and is effective from such date, provided that the Plan is approved by the stockholders at the 2023 Annual Meeting of the Company.

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Appendix B

ORION ENGINEERED CARBONS S.A.

2023 NON-EMPLOYEE DIRECTOR PLAN

Article I	GENERAL	B-1
1.1	Purpose	B-1
1.2	Definitions of Certain Terms	B-1
1.3	Administration	B-3
1.4	Persons Eligible for Awards	B-4
1.5	Types of Awards Under Plan	B-4
1.6	Shares of Common Stock Available for Awards	B-4
Article II	AWARDS UNDER THE PLAN	B-5
2.1	Agreements Evidencing Awards	B-5
2.2	No Rights as a Shareholder	B-5
2.3	Options	B-5
2.4	Stock Appreciation Rights	B-6
2.5	Restricted Shares	B-6
2.6	Restricted Stock Units	B-7
2.7	Dividend Equivalent Rights	B-7
2.8	Other Stock-Based or Cash-Based Awards	B-7
2.9	Repayment If Conditions Not Met	B-7
Article III	MISCELLANEOUS	B-7
3.1	Amendment of the Plan	B-7
3.2	Tax Withholding	B-8
3.3	Required Consents and Legends	B-8
3.4	Right of Offset	B-8
3.5	Nonassignability; No Hedging	B-9
3.6	Change in Control	B-9
3.7	Right of Discharge Reserved	B-9
3.8	Nature of Payments	B-9
3.9	Non-Uniform Determinations	B-10
3.10	Other Payments or Awards	B-10
3.11	Plan Headings	B-10
3.12	Termination of Plan	B-10
3.13	Clawback/Recapture Policy	B-10
3.14	Section 409A	B-10
3.15	Governing Law	B-11
3.16	Choice of Forum	B-11
3.17	Severability; Entire Agreement	B-11
3.18	Waiver of Claims	B-11
3.19	No Liability With Respect to Tax Qualification or Adverse Tax Treatment	B-12
3.20	No Third-Party Beneficiaries	B-12
3.21	Successors and Assigns of the Company	B-12
3.22	Waiver of Jury Trial	B-12
3.23	Date of Adoption and Approval of Shareholders	B-12

ORION ENGINEERED CARBONS S.A.
2023 NON-EMPLOYEE DIRECTOR PLAN

Article I
GENERAL

1.1	Purpose

The purpose of the Orion Engineered Carbons S.A. 2023 Non-Employee Director Plan (as amended from time to time, the “Plan”) is to (1) attract, retain and motivate non-employee directors of the Board of Directors of Orion Engineered Carbons S.A. (each such director, a “Non-Employee Director”); (2) align the interests of Non-Employee Directors with the Company’s shareholders; and (3) promote ownership of the Company’s equity.

1.2	Definitions of Certain Terms

For purposes of this Plan, the following terms have the meanings set forth below:

1.2.1       “Award” means an award made pursuant to the Plan.

1.2.2       “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee), executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.

1.2.3       “Board” means the Board of Directors of Orion.

1.2.4       “Business Combination” has the meaning provided in the definition of Change in Control.

1.2.5       “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing Shares.

1.2.6       “Change in Control” means, except in connection with any initial public offering of the Common Stock, the occurrence of any of the following events:

(a)     during any period of not more than twenty-four (24) months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Orion in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Orion as a result of (and at the behest of the person who initiated) an actual or publicly threatened election contest with respect to directors or as a result of (and at the behest of the person who initiated) any other actual or publicly threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)     any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Orion representing 30% or more of the combined voting power of Orion’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of an acquisition of Company Voting Securities: (A) by Orion or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by Orion or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition);

(c)     the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Orion that requires the approval of Orion’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial

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agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this paragraph (c) shall be deemed to be a “Non-Qualifying Transaction”);

(d)     the consummation of a sale of all or substantially all of the Company’s assets (other than an affiliate of the Company); or

(e)     the shareholders of Orion approve a plan of complete liquidation or dissolution of Orion.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by Orion such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur.

1.2.7       “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

1.2.8       “Committee” has the meaning set forth in Section 1.3.1.

1.2.9       “Common Stock” means the common shares of the Company, having no par value, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.

1.2.10     “Company” means Orion and any Subsidiary and any successor entity.

1.2.11     “Company Voting Securities” has the meaning provided in the definition of Change in Control.

1.2.12     “Consent” has the meaning set forth in Section 3.3.2.

1.2.13     “Covered Person” has the meaning set forth in Section 1.3.4.

1.2.14     “Effective Date” has the meaning set forth in Section 3.23.

1.2.15     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.16     “Fair Market Value” means, with respect to a Share, the closing price reported for the Common Stock on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.

1.2.17     “Grantee” means a Non-Employee Director who receives an Award.

1.2.18     “Incumbent Directors” has the meaning provided in the definition of Change in Control.

1.2.19     “Non-Employee Director” has the meaning set forth in Section 1.1.

1.2.20     “Non-Qualifying Transaction” has the meaning provided in the definition of Change in Control.

1.2.21     “Orion” means Orion Engineered Carbons S.A.

1.2.22     “Plan” has the meaning set forth in Section 1.1.

1.2.23     “Plan Action” will have the meaning set forth in Section 3.3.1.

1.2.24     “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

1.2.25     “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.26     “Share Limit” has the meaning set forth in Section 1.6.1.

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1.2.27     “Shareholder Approval Limit” means the aggregate euro amount of compensation approved by the Company’s shareholders for payment to the Non-Employee Directors with respect to a period of time established by such shareholders in accordance with the laws of the Grand Duchy of Luxembourg.

1.2.28     “Shares” means shares of Common Stock.

1.2.29     “Subsidiary” means any corporation, partnership, limited liability company or other legal entity of which Orion, directly or indirectly, owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests.

1.2.30     “Surviving Entity” has the meaning provided in the definition of Change in Control.

1.2.31     “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.

1.3	Administration

1.3.1       The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

(a)    exercise all of the powers granted to it under the Plan;

(b)    construe, interpret and implement the Plan and all Award Agreements;

(c)    prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;

(d)    make all determinations necessary or advisable in administering the Plan;

(e)    correct any defect, supply any omission and reconcile any inconsistency in the Plan;

(f)     amend the Plan to reflect changes in applicable law;

(g)    grant Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a separation from service on such Awards;

(h)    amend any outstanding Award Agreement in any respect, including, without limitation, to

   (1)       accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

   (2)       accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

   (3)       waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions, or

   (4)       reflect a change in the Grantee’s circumstances (e.g., a change in position, duties or responsibilities); and

(i)       determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.14, (1) Awards may be

   (A)       settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),

   (B)       exercised, or

   (C)       canceled, forfeited or suspended,

(2)        Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee,

(3)        to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards,

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(4)        Awards may be settled by Orion, any of its Subsidiaries or affiliates or any of their designees, and

(5)        the exercise price for any stock option or stock appreciation right may be reset.

1.3.2       Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members, and delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.

1.3.3       Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

1.3.4       No member of the Board or regular, active employee and/or a prospective employee of Orion or any Subsidiary (each such person, a “Covered Person”) will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by Orion against and from:

(a)           any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith; and

(b)           any and all amounts paid by such Covered Person, with Orion’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that Orion will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once Orion gives notice of its intent to assume the defense, Orion will have sole control over such defense with counsel of Orion’s choice.

The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Orion’s Articles of Association, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that Orion may have to indemnify such persons or hold them harmless.

1.4	Persons Eligible for Awards

Awards under the Plan may be made to Non-Employee Directors.

1.5	Types of Awards Under Plan

Awards may be made under the Plan in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:

(a)           stock options;

(b)           stock appreciation rights;

(c)           restricted shares;

(d)           restricted stock units;

(e)           dividend equivalent rights; and

(f)            other equity-based or equity-related Awards (as further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

1.6	Shares of Common Stock Available for Awards

1.6.1       Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan shall be 1,000,000 (the “Share Limit”). Aggregate Awards to Non-Employee Directors solely with respect to their service as Non-Employee Directors may not exceed the Shareholder Approval Limit in effect at any time based on the

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aggregate value of cash Awards and Fair Market Value of stock-based Awards, in each case, determined as of the date of grant. No grants under the Plan shall be made at any time when (i) the authorized share capital of the Company or (ii) the distributable funds of the Company as determined in accordance with the laws of the Grand Duchy of Luxembourg are not sufficiently high in order to issue the number of Shares to be granted.

1.6.2       Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted shares repurchased by the Company at the same price paid by the Grantee so that such Shares are returned to the Company), expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement shall be available for future grants of Awards under the Plan and shall be added back in the same number of Shares as were deducted in respect of the grant of such Award. In the event that tax withholding obligations from an Award other than a stock option or stock appreciation right are satisfied by the withholding or tendering of shares of Common Stock, the shares so withheld or tendered shall be added back in the same number of Shares as were deducted in respect of the grant of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.

1.6.3       Adjustments. The Committee will (a) adjust the number of Shares authorized pursuant to Section 1.6.1 and (b) adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split-up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment shall be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code.

Article II
AWARDS UNDER THE PLAN

2.1	Agreements Evidencing Awards

Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.14, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2	No Rights as a Shareholder

No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a shareholder of Orion with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Shares.

2.3	Options

2.3.1       Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.3.2       Exercise Price. The exercise price per share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of a share of Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock options.

2.3.3       Term of Stock Option. In no event will any stock option be exercisable after the expiration of 10 years from the date on which the stock option is granted.

2.3.4       Vesting and Exercise of Stock Option and Payment for Shares. A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option.

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To exercise a stock option, the Grantee must give written notice to Orion specifying the number of Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:

(a)    personal check,

(b)    Shares, based on the Fair Market Value as of the exercise date,

(c)    any other form of consideration approved by the Company and permitted by applicable law, and

(d)    any combination of the foregoing.

The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by Orion on terms acceptable to Orion with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, Shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.4	Stock Appreciation Rights

2.4.1       Grant. Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.4.2       Exercise Price. The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock appreciation rights.

2.4.3       Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.

2.4.4       Vesting and Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may vest and be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the stock appreciation right.

To exercise a stock appreciation right, the Grantee must give written notice to Orion specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:

(a)           the excess of:

(1)       the Fair Market Value of the Common Stock on the date of exercise over

(2)       the exercise price of such stock appreciation right multiplied by

Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by Orion on terms acceptable to Orion with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Grantee so requests, Shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.5	Restricted Shares

2.5.1       Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such shares, the Grantee will have the rights of a shareholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by Orion or its designated agent until the time the restrictions lapse.

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2.5.2       Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be paid to the relevant Grantee.

2.6	Restricted Stock Units

The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Orion, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.7	Dividend Equivalent Rights

The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Orion until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A of the Code), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

2.8	Other Stock-Based or Cash-Based Awards

The Committee may grant other types of equity-based, equity-related or cash-based Awards (including retainers and meeting-based fees and the grant or offer for sale of unrestricted shares of Common Stock), in such amounts and subject to such terms and conditions as the Committee may determine (including, without limitation, the achievement of performance goals). Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

2.9	Repayment If Conditions Not Met

If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.9, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award

Article III
MISCELLANEOUS

3.1	Amendment of the Plan

3.1.1       Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6.3 and 3.6, no such amendment shall materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.3, 1.6.3 and 3.6, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.

3.1.2       Unless otherwise determined by the Board, shareholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency.

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3.2	Tax Withholding

Grantees shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act tax),

(a)     the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including Shares otherwise deliverable),

(b)     the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise), or

(c)     the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the minimum amounts of such taxes required by law to be withheld.

3.3	Required Consents and Legends

3.3.1       If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action, a “Plan Action”), then, subject to Section 3.14, such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

3.3.2       The term “Consent” as used in this Article III with respect to any Plan Action includes:

(a)           any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States;

(b)           any and all written agreements and representations by the Grantee with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made;

(c)           any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency;

(d)           any and all consents by the Grantee to:

   (1)       the Company’s supplying to any third-party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan,

   (2)       the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award,

   (3)       the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan, and

(e)           any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.

3.4	Right of Offset

The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

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3.5	Nonassignability; No Hedging

Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6	Change in Control

3.6.1       The Committee may provide in any Award Agreement for provisions relating to a Change in Control, including, without limitation, the acceleration of the exercisability of, or the lapse of restrictions or deemed satisfaction of performance goals with respect to, any outstanding Awards.

3.6.2       In the event of a Change in Control, a Grantee’s Award shall be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of directorship within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after closing; or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.

3.7	Right of Discharge Reserved

Neither the grant of an Award nor any provision in the Plan or in any Award Agreement will (1) confer upon any Grantee the right to remain in the service of Orion as a Non-Employee Director or affect any right which Orion or any Subsidiary may have to terminate or alter the terms and conditions of such service or (2) create any obligation on behalf of the Board to nominate any Non-Employee Director for re-election to the Board by Orion’s shareholders.

3.8	Nature of Payments

3.8.1       Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for Orion or any Subsidiary by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.

3.8.2       All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee, will not entitle the Grantee to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.

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3.9	Non-Uniform Determinations

3.9.1       The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s has separated from service for purposes of the Plan.

3.9.2       To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, (i) establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules and (ii) cause Orion to enter into an agreement with any local Subsidiary pursuant to which such Subsidiary will reimburse the Company for the cost of such equity incentives.

3.10	Other Payments or Awards

Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11	Plan Headings

The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.12	Termination of Plan

The Board reserves the right to terminate the Plan at any time; provided, however, that, in any case, the Plan will terminate on the day before the 10th anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.13	Clawback/Recapture Policy

Awards under the Plan shall be subject to the clawback or recapture policy, if any, that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.

3.14	Section 409A

3.14.1     All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern.

3.14.2     Without limiting the generality of Section 3.14.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:

(a)    any payment due upon a Grantee’s ceasing to provide services to the Company shall be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;

(b)    any payment to be made with respect to such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) shall be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;

(c)    to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);

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(d)    with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;

(e)    if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment;

(f)     if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents shall be treated separately from the right to other amounts under the Award; and

(g)    for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” shall mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Orion, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

3.15	Governing Law

THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

3.16	Choice of Forum

3.16.1     THE COMPANY AND EACH GRANTEE, AS A CONDITION TO SUCH GRANTEE’S PARTICIPATION IN THE PLAN, HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THE PLAN. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.16.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Plan.

3.16.2     The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan (a) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (b) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.16.1, (c) undertake not to commence any action arising out of or relating to or concerning this Plan in any forum other than the forum described in this Section 3.16 and (d) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Company and each Grantee

3.17	Severability; Entire Agreement

If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.18	Waiver of Claims

Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award he or she has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

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3.19	No Liability With Respect to Tax Qualification or Adverse Tax Treatment

Notwithstanding anything to the contrary contained herein, in no event shall the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

3.20	No Third-Party Beneficiaries

Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

3.21	Successors and Assigns of the Company

The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.

3.22	Waiver of Jury Trial

EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.23	Date of Adoption and Approval of Shareholders

The Plan was adopted by the Board on March 9, 2023 (the “Effective Date”) and is effective from such date, provided that the Plan is approved by the stockholders at the 2023 Annual Meeting of the Company.

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